As filed with the Securities and Exchange
                        Commission on December 28, 2012


                                                           File Nos.: 333-120487
                                                                       811-21673

                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                          Pre-Effective Amendment No.


                       Post-Effective Amendment No. 19                  X


                                     and/or

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                              Amendment No. 21                          X


                    THE ALLIANCEBERNSTEIN POOLING PORTFOLIOS
               (Exact Name of Registrant as Specified in Charter)

               1345 Avenue of the Americas, New York, N.Y. 10105
               (Address of Principal Executive Office) (Zip Code)

                                 (800) 221-5672
              (Registrant's Telephone Number, including Area Code)

                                EMILIE D. WRAPP
                             AllianceBernstein L.P.
               1345 Avenue of the Americas, New York, N.Y. 10105
                    (Name and address of Agent for Service)


                          Copies of communications to:
                               Kathleen K. Clarke
                              Seward & Kissel LLP
                               901 K Street, N.W.
                                   Suite 800
                             Washington, D.C. 20001

It is proposed that this filing will become effective (check appropriate box)


      [_]   immediately upon filing pursuant to paragraph (b)
      [X]   on December 31, 2012 pursuant to paragraph (b)
      [_]   60 days after filing pursuant to paragraph (a)(1)
      [_]   on (date) pursuant to paragraph (a)(1)
      [_]   75 days after filing pursuant to paragraph (a)(2)
      [_]   on (date) pursuant to paragraph (a)(2) of Rule 485.


If appropriate, check the following box:

      [_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


      This Post-Effective Amendment No. 19 relates solely to shares of the AllianceBernstein U.S. Value Portfolio, AllianceBernstein U.S. Large Cap Growth Portfolio, AllianceBernstein International Value Portfolio, AllianceBernstein International Growth Portfolio, AllianceBernstein Short Duration Bond Portfolio, AllianceBernstein Global Core Bond Portfolio, AllianceBernstein Bond Inflation Protection Portfolio, AllianceBernstein High-Yield Portfolio, AllianceBernstein Small-Mid Cap Value Portfolio, AllianceBernstein Small-Mid Cap Growth Portfolio, AllianceBernstein Multi-Asset Real Return Portfolio and AllianceBernstein Volatility Management Portfolio. No information contained in the Registrant's Registration Statement relating to the AllianceBernstein Global Research Growth Portfolio and AllianceBernstein Global Value Portfolio is amended and superseded hereby.

ALLIANCEBERNSTEIN
Investments




The AllianceBernstein Pooling Portfolios


--------------------------------------------------------------------------------
                         PROSPECTUS - December 31, 2012


                                                    Pooling Portfolios
                                                    - U.S. Value
                                                    - U.S. Large Cap Growth
                                                    - International Value
                                                    - International Growth
                                                    - Short Duration Bond
                                                    - Global Core Bond
                                                    - Bond Inflation Protection
                                                    - High-Yield
                                                    - Small-Mid Cap Value
                                                    - Small-Mid Cap Growth
                                                    - Multi-Asset Real Return
                                                    - Volatility Management


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed

                               TABLE OF CONTENTS


                                                                            Page

SUMMARY INFORMATION............................................................4

     AllianceBernstein U.S. Value Portfolio....................................4
     AllianceBernstein U.S. Large Cap Growth Portfolio.........................7
     AllianceBernstein International Value Portfolio..........................11
     AllianceBernstein International Growth Portfolio.........................15
     AllianceBernstein Short Duration Bond Portfolio..........................19
     AllianceBernstein Global Core Bond Portfolio ............................23
     AllianceBernstein Bond Inflation Protection Portfolio....................27
     AllianceBernstein High-Yield Portfolio...................................31
     AllianceBernstein Small-Mid Cap Value Portfolio..........................35
     AllianceBernstein Small-Mid Cap Growth Portfolio.........................39
     AllianceBernstein Multi-Asset Real Return Portfolio......................43
     AllianceBernstein Volatility Management Portfolio........................48

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS' RISKS AND INVESTMENTS............53

INVESTING IN THE PORTFOLIOS...................................................67

     How to Buy Shares........................................................67
     How to Sell Shares.......................................................67
     Frequent Purchases and Redemptions of Portfolio Shares...................67
     How the Portfolios Value Their Shares....................................67

MANAGEMENT OF THE PORTFOLIOS..................................................69

     Investment Adviser.......................................................69
     Portfolio Managers.......................................................70

DIVIDENDS, DISTRIBUTIONS AND TAXES............................................74

GLOSSARY......................................................................76

FINANCIAL HIGHLIGHTS..........................................................78

APPENDIX A BOND RATINGS.......................................................85

--------------------------------------------------------------------------------
                              SUMMARY INFORMATION
--------------------------------------------------------------------------------

AllianceBernstein U.S. Value Portfolio
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Portfolio's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                         None

Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or
redemption proceeds, whichever is lower)                    None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses paid each year as a percentage of the value of your investment)


Management Fees                                               0%
Distribution and/or Service (12b-1) Fees                      0%
Other Expenses                                              .02%
                                                       ---------------
Total Annual Portfolio Operating Expenses                   .02%
                                                       ===============


EXAMPLES

The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. They assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


After 1 Year         $2
After 3 Years        $6
After 5 Years        $11
After 10 Years       $26


PORTFOLIO TURNOVER


The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 40% of the average value of its portfolio.


PRINCIPAL STRATEGIES

The Portfolio seeks long-term growth of capital by investing primarily in a diversified portfolio of equity securities of U.S. companies, emphasizing investments in companies that the Adviser believes are undervalued. The Portfolio uses the fundamental value approach of the Adviser's Bernstein unit ("Bernstein"). This fundamental value approach seeks to identify investments that are considered to be undervalued because they are attractively priced relative to future earnings power and dividend-paying capability. The Adviser relies heavily on the fundamental analysis and research of Bernstein's large internal research staff in making investment decisions for the Portfolio. These investment decisions are the result of the multi-step process described below. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of U.S. companies.

In selecting securities for the Portfolio's portfolio, Bernstein uses fundamental and quantitative research to identify companies whose long-term earnings power and dividend-paying capability are not reflected in the current market price of their securities.

Bernstein's research staff of company and industry analysts follows a research universe of approximately 650 companies. This universe covers approximately 90% of the capitalization of the Russell 1000(R) Value Index. The Adviser typically projects a company's financial performance over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. The research staff focuses on the valuation implied by the current price, relative to earnings, the company will be generating five years from now, or "normalized" earnings, assuming average mid-economic cycle growth for the fifth year.

The Portfolio's management team and other investment professionals work in close collaboration to weigh each investment opportunity identified by the research staff relative to the entire portfolio, and determine the timing for purchases and sales and the appropriate position size for a given security. Analysts remain responsible for monitoring new developments that would affect the securities they cover. The team will generally sell a security when it no longer meets appropriate valuation criteria, although sales may be delayed when positive return trends are favorable.


The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards, and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of exchange-traded funds ("ETFs"). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio's portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than direct investments.


PRINCIPAL RISKS

      o Market Risk: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Portfolio's value approach, may be underperforming the market generally.

      o Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

      o Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.



As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

      o how the Portfolio's performance changed from year to year over the life of the Portfolio; and

      o how the Portfolio's average annual returns for one and five years and over the life of the Portfolio compare to those of a broad-based securities market index.

The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART


The annual returns in the bar chart are for the Portfolio's shares and do not reflect sales loads or advisory fees because the Portfolio has none. Through September 30, 2012, the year-to-date unannualized return for the Portfolio's shares was 13.05%.



[THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]


n/a    n/a    n/a    n/a   22.65  -2.89   -40.88   23.59    12.92    -2.84
--------------------------------------------------------------------------------
02     03      04    05     06      07      08       09       10       11


During the period shown in the bar chart, the Portfolio's:

Best quarter was up 18.10%, 3rd quarter, 2009; and Worst quarter was down -21.87%, 4th quarter, 2008.


PERFORMANCE TABLE
--------------------------------------------------------------------------------
Average Annual Total Returns
For the period ended December 31, 2011)
--------------------------------------------------------------------------------
                                   1 Year       5 Years       Since Inception*
--------------------------------------------------------------------------------
Portfolio                          -2.84%       -4.89%            0.23%
--------------------------------------------------------------------------------
Russell 1000(R)    (reflects no
Value Index        deduction
                   for fees,
                   expenses,
                   or taxes)        0.39%       -2.64%            2.02%
----------------------------------------------------------------------------

*    Inception date is 5/20/05.

INVESTMENT ADVISER

AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS

The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:


Employee              Length of Service    Title
----------------------------------------------------------------------------
Christopher W. Marx      Since 2005        Senior Vice President of the Adviser
Joseph G. Paul           Since 2009        Senior Vice President of the Adviser
Gregory L. Powell        Since 2011        Senior Vice President of the Adviser


ADDITIONAL INFORMATION


For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 52 in this Prospectus.

AllianceBernstein U.S. Large Cap Growth Portfolio
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Portfolio's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                         None

Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or
redemption proceeds, whichever is lower)                    None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


Management Fees                                               0%
Distribution and/or Service (12b-1) Fees                      0%
Other Expenses                                              .02%
                                                      ------------------
Total Annual Portfolio Operating Expenses                   .02%
                                                      ==================


EXAMPLES

The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. They assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:


After 1 Year              $2
After 3 Years             $6
After 5 Years             $11
After 10 Years            $26


PORTFOLIO TURNOVER


The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 85% of the average value of its portfolio.


PRINCIPAL STRATEGIES


The Portfolio invests primarily in equity securities of a limited number of large, carefully selected, high quality U.S. companies. The Portfolio invests primarily in the domestic equity securities of companies selected by the Portfolio's Adviser for their growth potential within various market sectors. The Portfolio emphasizes investments in large, seasoned companies and normally invests in approximately 50-70 companies.

Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of large-capitalization U.S. companies. For these purposes, "large capitalization U.S. companies" are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Russell 1000(R) Growth Index. While the market capitalizations of companies in the Russell 1000(R) Growth Index ranged from $107 million to almost $396 billion as of October 31, 2012, the Portfolio normally will invest in common stocks of companies with market capitalizations of at least $5 billion at the time of purchase.

The Adviser expects that normally the Portfolio's portfolio will tend to emphasize investments in securities issued by U.S. companies, although it may invest in foreign securities.

This investment team allocates the Portfolio's investments among broad sector groups based on the fundamental company research conducted by the Adviser's large internal research staff, assessing the current and forecasted investment opportunities and conditions, as well as diversification and risk considerations. The investment team may vary the percentage allocations among market sectors and may change the market sectors in which the Fund invests as companies' potential for growth within a sector matures and new trends for growth emerge.

The Adviser's research focus is on companies with high sustainable growth prospects, high or improving return on invested capital, transparent business models, and strong and lasting competitive advantages.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio's portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than direct investments.


PRINCIPAL RISKS

      o Market Risk: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

      o Focused Portfolio Risk: This is the risk that investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio's net asset value.

      o Foreign (Non-U.S.) Risk: Investments in securities on non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.


      o Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.


      o Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

      o how the Portfolio's performance changed from year to year over the life of the Portfolio; and

      o how the Portfolio's average annual returns for one and five years and over the life of the Portfolio compare to those of a broad-based securities market index.

The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART


The annual returns in the bar chart are for the Portfolio's shares and do not reflect sales loads or advisory fees because the Portfolio has none. Through September 30, 2012, the year-to-date unannualized return for the Portfolio's shares was 18.61%.


[THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]


n/a    n/a    n/a    n/a   1.32   14.33   -40.22   35.89    10.35    -2.65
--------------------------------------------------------------------------------
02     03      04    05     06      07      08       09       10       11


During the period shown in the bar chart, the Portfolio's:

Best quarter was up 16.82%, 3rd quarter, 2009; and Worst quarter was down -21.16%, 4th quarter, 2008.



PERFORMANCE TABLE
--------------------------------------------------------------------------------
Average Annual Total Returns
For the period ended December 31, 2011)
--------------------------------------------------------------------------------
                                   1 Year       5 Years       Since Inception*
--------------------------------------------------------------------------------
Portfolio                          -2.65%       -0.05%            2.77%
--------------------------------------------------------------------------------
Russell 1000(R)    (reflects no
Growth Index       deduction
                   for fees,
                   expenses,
                   or taxes)        2.64%        2.50%            4.28%
--------------------------------------------------------------------------------

*    Inception date is 5/20/05.

INVESTMENT ADVISER

AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS

The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:


Employee              Length of Service     Title
--------------------------------------------------------------------------------
Frank V. Caruso       Since 2012            Senior Vice President of the Adviser
Vincent C. DuPont     Since 2012            Senior Vice President of the Adviser
John H. Fogarty       Since 2012            Senior Vice President of the Adviser


ADDITIONAL INFORMATION


For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 52 in this Prospectus.

AllianceBernstein International Value Portfolio
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Portfolio's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                         None

Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or
redemption proceeds, whichever is lower)                    None


ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


Management Fees                                               0%
Distribution and/or Service (12b-1) Fees                      0%
Other Expenses                                              .04%
                                                     --------------------
Total Annual Portfolio Operating Expenses                   .04%
                                                     ====================


EXAMPLES

The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. They assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

After 1 Year          $4
After 3 Years         $13
After 5 Years         $23
After 10 Years        $51


PORTFOLIO TURNOVER


The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 61% of the average value of its portfolio.


PRINCIPAL STRATEGIES

The Portfolio invests primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and from more than 40 developed and emerging market countries. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging market countries worldwide. Under normal market conditions, the Portfolio invests significantly (at least 40% - unless market conditions are not deemed favorable by the Adviser) in securities of non-U.S. companies. In addition, the Portfolio invests, under normal market conditions, in companies in at least three countries other than the United States.

The Portfolio invests in companies that the Adviser's Bernstein unit ("Bernstein") determines are undervalued, using a fundamental value approach. In selecting securities for the Portfolio, Bernstein uses its fundamental and quantitative research to identify companies whose stocks are priced low in relation to their perceived long-term earnings power.

Bernstein's fundamental analysis depends heavily upon its large internal research staff. The research staff begins with a global research universe of approximately 2,000 international and emerging market companies. In selecting securities for the Portfolio's portfolio, Bernstein looks for companies with attractive valuation (for example, with low price to book ratios) and compelling success factors (for example, momentum and return on equity). Bernstein then uses this information to calculate an expected return. Returns and rankings are updated on a daily basis. The rankings are used to determine prospective candidates for further fundamental research and, subsequently, possible addition to the portfolio. Typically, Bernstein's fundamental research analysts focus their research on the most attractive 30% of the universe.

Teams within the research staff cover a given industry worldwide to better understand each company's competitive position in a global context. The Adviser typically projects a company's financial performance over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. Bernstein focuses on the valuation implied by the current price, relative to the earnings the company will be generating five years from now, or "normalized" earnings, assuming average mid-economic cycle growth for the fifth year.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and equity positions separately and may seek to hedge the currency exposure resulting from securities positions when it finds the currency positions unattractive. To hedge a portion of its currency risk, the Portfolio may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.


The Portfolio may invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multi-national companies and "semi-governmental securities", and enter into forward commitments.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio's portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than direct investments.


PRINCIPAL RISKS

      o Market Risk: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Portfolio's value approach, may be underperforming the market generally.

      o Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

      o Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

      o Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio's investments or reduce its returns.

      o Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

      o Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

      o how the Portfolio's performance changed from year to year over the life of the Portfolio; and

      o how the Portfolio's average annual returns for one and five years and over the life of the Portfolio compare to those of a broad-based securities market index.

The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART


The annual returns in the bar chart are for the Portfolio's shares and do not reflect sales loads or advisory fees because the Portfolio has none. Through September 30, 2012, the year-to-date unannualized return for the Portfolio's shares was 5.37%.


[THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]


n/a    n/a    n/a    n/a   36.84   5.73   -50.01   35.44     4.06    -18.77
--------------------------------------------------------------------------------
02     03      04    05     06      07      08       09       10       11


During the period shown in the bar chart, the Portfolio's:

Best quarter was up 26.71%, 2nd quarter, 2009; and Worst quarter was down -25.67%, 4th quarter, 2008.


PERFORMANCE TABLE
--------------------------------------------------------------------------------
Average Annual Total Returns
(For the period ended December 31, 2011)
--------------------------------------------------------------------------------
                                          1 Year       5 Years      Since
                                                                  Inception*
--------------------------------------------------------------------------------
Portfolio                                -18.77%       -9.56%       -0.04%
--------------------------------------------------------------------------------
ACWI ex U.S. Index    (reflects no
                      deduction for
                      fees, expenses,
                      or taxes except
                      the reinvestment
                      of dividends
                      net U.S. with-
                      holding taxes)     -13.71%       -2.92%       4.09%
--------------------------------------------------------------------------------
MSCI EAFE Index       (reflects no
(Net)                 deduction for
                      fees, expenses,
                      or taxes except
                      the reinvestment
                      of dividends
                      net U.S. with-
                      holding taxes)     -12.14%       -4.72%       2.24%
--------------------------------------------------------------------------------

*    Inception date is 5/20/05.




INVESTMENT ADVISER

AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS

The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:


Employee             Length of Service    Title
--------------------------------------------------------------------------------
Takeo Aso            Since 2012           Senior Vice President of the Adviser
Sharon E. Fay        Since 2005           Senior Vice President of the Adviser
Avi Lavi             Since 2012           Senior Vice President of the Adviser
Kevin F. Simms       Since 2005           Senior Vice President of the Adviser


ADDITIONAL INFORMATION


For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 52 in this Prospectus.

AllianceBernstein International Growth Portfolio
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Portfolio's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                         None

Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or
redemption proceeds, whichever is lower)                    None


ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


Management Fees                                              0%
Distribution and/or Service (12b-1) Fees                     0%
Other Expenses                                              .04%
                                                      ----------------
Total Annual Portfolio Operating Expenses                  .04%
                                                      ================


EXAMPLES

The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. They assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


After 1 Year              $4
After 3 Years             $13
After 5 Years             $23
After 10 Years            $51


PORTFOLIO TURNOVER


The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 93% of the average value of its portfolio.


PRINCIPAL STRATEGIES

The Portfolio invests primarily in an international portfolio of companies selected by the Adviser whose growth potential appears likely to outpace market expectations. The Adviser's growth analysts use proprietary research to seek to identify companies that grow while creating a significant amount of "economic value". These companies typically exhibit solid, durable growth; strong, sustainable competitive advantages; high return on invested capital (ROIC) and robust free cash flow.

The investment team allocates the Portfolio's investments among market sectors based on the fundamental research conducted by the Adviser's large research staff, assessing current and forecasted investment opportunities and conditions, as well as diversification and risk considerations.

The Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the United States. The Portfolio invests in securities of companies in both developed and emerging market countries. Geographic distribution of the Portfolio's investments among countries or regions also will be a product of the stock selection process rather than a pre-determined allocation. The Portfolio may also invest in synthetic foreign equity securities, which are types of warrants used internationally that entitle a holder to buy or sell underlying securities. The Adviser expects that normally the Portfolio's portfolio will tend to emphasize investments in larger capitalization companies.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Portfolio may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.


The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio's portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than direct investments.


PRINCIPAL RISKS

      o Market Risk: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Portfolio's growth approach, may underperform the market generally.

      o Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

      o Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

      o Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio's investments or reduce its returns.

      o Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

      o Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

      o how the Portfolio's performance changed from year to year over the life of the Portfolio; and

      o how the Portfolio's average annual returns for one and five years and over the life of the Portfolio compare to those of a broad-based securities market index.

The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART


The annual returns in the bar chart are for the Portfolio's shares and do not reflect sales loads or advisory fees because the Portfolio has none. Through September 30, 2012, the year-to-date unannualized return for the Portfolio's shares was 10.50%.


[THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]


n/a    n/a    n/a    n/a   18.32   18.24   -47.16   29.30     6.63    -21.39
--------------------------------------------------------------------------------
02     03     04     05     06       07      08       09       10       11


During the period shown in the bar chart, the Portfolio's:

Best quarter was up 19.18%, 3rd quarter, 2010; and Worst quarter was down -26.73%, 3rd quarter, 2008.


PERFORMANCE TABLE
--------------------------------------------------------------------------------
Average Annual Total Returns
(For the period ended December 31, 2011)
--------------------------------------------------------------------------------
                                            1 Year      5 Years      Since
                                                                   Inception*
--------------------------------------------------------------------------------
Portfolio                                  -21.39%      -7.50%       -0.95%
--------------------------------------------------------------------------------
ACWI ex U.S. Index       (reflects no
                         deduction for
                         fees, expenses
                         or taxes)         -13.71%      -2.92%       4.09%
--------------------------------------------------------------------------------
ACWI ex U.S. Growth      (reflects no
Index (Net)              deduction for
                         fees, expenses
                         or  taxes)        -14.21%      -2.17%       4.30%
--------------------------------------------------------------------------------
MSCI EAFE Index (Net)    (reflects no
                         deduction for
                         fees, expenses
                         or taxes)         -12.14%      -4.72%       2.24%
--------------------------------------------------------------------------------
MSCI EAFE Growth Index   (reflects no
(Net)                    deduction for
                         fees, expenses
                         or taxes)         -12.11%      -3.16%       2.97%
--------------------------------------------------------------------------------


*    Inception date is 5/20/05.




INVESTMENT ADVISER

AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS

The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:


                              Length of
Employee                       Service      Title
--------------------------------------------------------------------------------
Sergey Davalchenko            Since 2011    Vice President of the Adviser
Laurent Saltiel               Since 2010    Senior Vice President of the Adviser
Jean-Francois Van de Walle    Since 2012    Senior Vice President of the Adviser


ADDITIONAL INFORMATION


For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 52 in this Prospectus.

AllianceBernstein Short Duration Bond Portfolio
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Portfolio seeks to provide a moderate rate of income that is subject to taxes.

FEES AND EXPENSES OF THE PORTFOLIO

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                         None

Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or
redemption proceeds, whichever is lower)                    None


ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


Management Fees                                               0%
Distribution and/or Service (12b-1) Fees                      0%
Other Expenses                                              .03%
                                                        -------------
Total Annual Portfolio Operating Expenses                   .03%
                                                        ==============



EXAMPLES

The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. They assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

After 1 Year              $3
After 3 Years             $10
After 5 Years             $17
After 10 Years            $39


PORTFOLIO TURNOVER


The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 129% of the average value of its portfolio.


PRINCIPAL STRATEGIES

The Portfolio may invest in many types of fixed-income securities, including corporate bonds, notes, U.S. government and agency securities, asset-backed securities, mortgage-related securities, and inflation-protected securities, as well as other securities of U.S. and non-U.S. issuers. Under normal circumstances, the Portfolio invests at least 80% of its net assets in fixed-income securities.

The Portfolio may also invest up to 20% of its total assets in debt securities denominated in currencies other than the U.S. Dollar. The Portfolio may also invest up to 20% of its assets in hybrid instruments, which have characteristics of futures, options, currencies and securities.

The Portfolio seeks to maintain a relatively short duration of one to three years under normal market conditions. The Adviser may use interest-rate forecasting to determine the best level of interest rate risk at a given time. The Adviser may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and modestly lengthen the average duration when it anticipates that rates will fall.

To identify attractive bonds for the Portfolio, the Adviser evaluates securities and sectors to identify the most attractive securities in the market at a given time--those offering the highest expected return in relation to their risks. In addition, the Adviser may analyze the yield curve to determine the optimum combination of duration for given degrees of interest rate risk.


The Portfolio may invest in investment grade quality securities rated A or Baa (including Baa1, Baa2 and Baa3) by Moody's Investor Service ("Moody's"), or A or BBB (including BBB+ and BBB-) by S&P or Fitch. If a security has a split rating, then the Portfolio will use the rating deemed by the Adviser to be the most appropriate under the circumstances. If securities are downgraded to below Baa3 or BBB-, or if unrated, are determined by the Adviser to have undergone similar credit quality deterioration, the Adviser may retain such securities if the Adviser concludes that disposition would not be in the best interests of the Portfolio.


Unrated securities may be purchased by the Portfolio when the Adviser believes that the financial condition of the issuers of such obligations and the protection afforded by their terms limit risk to a level comparable to that of rated securities that are consistent with the Portfolio's investment policies.


The Portfolio may invest in variable, floating, and inverse floating rate investments. The Portfolio may also invest in zero-coupon and interest-only or principal-only securities. The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards, and swaps.


PRINCIPAL RISKS

      o Market Risk: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

      o Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

      o Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

      o Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of each Portfolio's assets can decline as can the value of the Portfolio's distributions.

      o Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

      o Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio's investments or reduce its returns.

      o Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

      o Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

      o how the Portfolio's performance changed from year to year over the life of the Portfolio; and

      o how the Portfolio's average annual returns for one and five years and over the life of the Portfolio compare to those of a broad-based securities market index.

The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART


The annual returns in the bar chart are for the Portfolio's shares and do not reflect sales loads or advisory fees because the Portfolio has none. Through September 30, 2012, the year-to-date unannualized return for the Portfolio's shares was 1.36%.


[THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]


n/a    n/a    n/a    n/a    4.59   4.12    -4.22    8.32     4.59     1.72
--------------------------------------------------------------------------------
02     03      04    05     06      07      08       09       10       11


During the period shown in the bar chart, the Portfolio's:

Best quarter was up 2.95%, 3rd quarter, 2009; and Worst quarter was down -1.71%, 3rd quarter, 2008.

PERFORMANCE TABLE
--------------------------------------------------------------------------------
Average Annual Total Returns
(For the period ended December 31, 2011)
--------------------------------------------------------------------------------
                                                                       Since
                                               1 Year    5 Years     Inception*
--------------------------------------------------------------------------------
Portfolio                                       1.72%      2.82%         3.03%
--------------------------------------------------------------------------------
BofA Merrill Lynch 1-3 Year   (reflects no
Treasury Index                deduction for
                              fees, expenses,
                              or taxes)         1.55%      3.69%         3.54%
--------------------------------------------------------------------------------


*  Inception date is 5/20/05.

INVESTMENT ADVISER

AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS

The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

Employee              Length of Service     Title
--------------------------------------------------------------------------------
Jon P. Denfeld        Since 2008            Vice President of the Adviser
Paul J. DeNoon        Since 2009            Senior Vice President of the Adviser
Shawn E. Keegan       Since 2006            Vice President of the Adviser
Alison M. Martier     Since 2009            Senior Vice President of the Adviser
Douglas J. Peebles    Since 2009            Senior Vice President of the Adviser
Greg J. Wilensky      Since 2009            Senior Vice President of the Adviser

ADDITIONAL INFORMATION


For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 52 in this Prospectus.

AllianceBernstein Global Core Bond Portfolio
(formerly Intermediate Duration Bond Portfolio)
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Portfolio seeks to provide a moderate to high rate of income that is subject to taxes.

FEES AND EXPENSES OF THE PORTFOLIO

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                         None

Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or
redemption proceeds, whichever is lower)                    None


ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


Management Fees                                               0%
Distribution and/or Service (12b-1) Fees                      0%
Other Expenses                                              .03%
                                                          ---------
Total Portfolio Operating Expenses                          .03%
                                                          =========



EXAMPLES

The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. They assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

After 1 Year              $3
After 3 Years             $10
After 5 Years             $17
After 10 Years            $39


PORTFOLIO TURNOVER


The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 163% of the average value of its portfolio.


PRINCIPAL STRATEGIES

The Portfolio invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. Fixed-income securities include, among other things, bonds. Under normal market conditions, the Portfolio invests at least 40% of its assets in fixed-income securities of non-U.S. issuers. In addition, the Portfolio invests, under normal circumstances, in the fixed-income securities of issuers located in at least three countries. The Portfolio may invest in a broad range of fixed-income securities in both developed and emerging markets. The Portfolio may invest across all fixed-income sectors, including U.S. and non-U.S. government and corporate debt securities. The Portfolio's investments may be denominated in local currency or U.S. Dollar-denominated. The Portfolio may invest in fixed-income securities with any maturity or duration.

The Adviser selects securities for purchase or sale based on its assessment of the securities' risk and return characteristics as well as the securities' impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio's other holdings.

The Adviser will actively manage the Portfolio's assets in relation to market conditions and general economic conditions and adjust the Portfolio's investments in an effort to best enable the Portfolio to achieve its investment objective. Thus, the percentage of the Portfolio's assets invested in a particular country or denominated in a particular currency will vary in accordance with the Adviser's assessment of the relative yield and appreciation potential of such securities and the relationship of the country's currency to the U.S. Dollar.

The Portfolio may invest in medium-quality securities rated A or Baa (including Baa1, Baa2 and Baa3) by Moody's, or A or BBB (including BBB+ and BBB-) by S&P or Fitch. If a security has a split rating, then the Portfolio will use the higher rating. If securities are downgraded to below Baa3 or BBB- or, if unrated, are determined by the Adviser to have undergone similar credit quality deterioration, the Adviser may retain such securities if the Adviser concludes that disposition would not be in the best interests of the Portfolio.

Unrated securities may be purchased by the Portfolio when the Adviser believes that the financial condition of the issuers of such obligations and the protection afforded by their terms limit risk to a level comparable to that of rated securities that are consistent with the Portfolio's investment policies.

The Portfolio may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating rate instruments and preferred stock, and may use other investment techniques. To reduce volatility, the Adviser may hedge a significant portion of the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge its currency exposure, the Portfolio intends to use currency-related derivatives, including forward currency exchange contracts and futures. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives. The Portfolio may also invest in other derivatives, including, without limitation, credit default swaps and interest rate swaps. The Portfolio may, among other things, enter into transactions such as reverse repurchase agreements and dollar rolls.

PRINCIPAL RISKS

      o Market Risk: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

      o Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

      o Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

      o Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of each Portfolio's assets can decline as can the value of the Portfolio's distributions. This risk is significantly greater for fixed-income securities with longer maturities.

      o Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

      o Emerging Market Risk: Investments in emerging market countries may involve more risk than investments in other foreign countries because the markets in emerging market countries are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

      o Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio's investments or reduce its returns.

      o Leverage Risk: To the extent the Portfolio uses leveraging techniques, its net asset value, or NAV, may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio's investments.

      o Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

      o Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

      o how the Portfolio's performance changed from year to year over the life of the Portfolio; and

      o how the Portfolio's average annual returns for one and five years and over the life of the Portfolio compare to those of a broad-based securities market index.

The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

Effective December 30, 2011, the Portfolio changed its name from AllianceBernstein Intermediate Duration Bond Portfolio to AllianceBernstein Global Core Bond Portfolio, eliminated its policy of limiting its investments in debt securities denominated in currencies other than the U.S. Dollars to 20% of its total assets, and adopted non-fundamental policies to invest at least 40% of its assets in securities of non-U.S. issuers. In addition, the Portfolio's portfolio management team was changed as disclosed below. The performance information shown below is for periods prior to implementation of these changes and may not be representative of performance the Portfolio will achieve under its new policies.

BAR CHART


      The annual returns in the bar chart are for the Portfolio's shares and do not reflect sales loads or advisory fees because the Portfolio has none. Through September 30, 2012, the year-to-date unannualized return for the Portfolio's shares was 5.98%.


[THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]


n/a    n/a    n/a    n/a    4.62   6.04    -2.80   16.10     9.03     7.45
--------------------------------------------------------------------------------
02     03      04    05     06      07      08       09       10       11


During the period shown in the bar chart, the Portfolio's:

Best quarter was up 6.49%, 3rd quarter, 2009; and Worst quarter was down -2.92%, 3rd quarter, 2008.


PERFORMANCE TABLE
--------------------------------------------------------------------------------
Average Annual Total Returns
(For the periods ended December 31, 2011)
--------------------------------------------------------------------------------
                                                                       Since
                                                1 Year     5 Years    Inception*
--------------------------------------------------------------------------------
Portfolio                                         7.46%     6.99%      6.23%
--------------------------------------------------------------------------------
Barclays Capital Global Aggregate Bond
Index (U.S. hedged
(reflects no deduction for fees,
expenses, or taxes)                               5.40%     5.20%      4.80%
--------------------------------------------------------------------------------
Barclays Capital U.S. Aggregate Bond Index
(reflects no deduction for fees, expenses,
or taxes)                                         7.84%     6.50%      5.74%
--------------------------------------------------------------------------------


*    Inception date is 5/20/05.

INVESTMENT ADVISER

AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS

The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

Employee                Length of Service   Title
-------------------------------------------------------------------------------
Paul J. DeNoon          Since 2009          Senior Vice President of the Adviser
Scott A. DiMaggio       Since 2011          Senior Vice President of the Adviser
Michael L. Mon          Since 2011          Vice President of the Adviser
Douglas J. Peebles      Since 2006          Senior Vice President of the Adviser
Matthew S. Sheridan     Since 2011          Vice President of the Adviser

ADDITIONAL INFORMATION


For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 52 in this Prospectus.

AllianceBernstein Bond Inflation Protection Portfolio
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Portfolio's investment objective is to maximize real return without assuming what the Adviser considers to be undue risk.

FEES AND EXPENSES OF THE PORTFOLIO

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                         None

Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or
redemption proceeds, whichever is lower)                    None


ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


Management Fees                                               0%
Distribution and/or Service (12b-1) Fees                      0%
Other Expenses:
   Interest Expense and Related Expenses                    .07%
   Other Expenses                                           .04%
                                                          ----------
Total Other Expenses                                        .11%
                                                          ----------
Total Portfolio Operating Expenses (a)                      .11%
                                                          ==========
----------------------
(a)      If interest expenses were excluded, net expenses would be .04%.


EXAMPLES

The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Examples assume an investment of $10,000 in the Portfolio for the time periods indicated and redemption of all shares at the end of those periods. The Examples also assume that the investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


After 1 Year              $11
After 3 Years             $35
After 5 Years             $62
After 10 Years           $141


PORTFOLIO TURNOVER


The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 52% of the average value of its portfolio.


PRINCIPAL STRATEGIES

The Portfolio seeks real return. Real return equals total return less the estimated effect of inflation.

The Portfolio pursues its objective by investing principally in Treasury Inflation Protected Securities ("TIPS") directly or by gaining indirect exposure to TIPS through derivatives transactions such as total return swaps linked to TIPS. In deciding whether to take direct or indirect exposure, the Adviser will consider the relative costs and efficiency of each method. In addition, in seeking to maximize real return, the Portfolio may invest in other fixed-income investments such as U.S. and non- U.S. government securities, corporate fixed-income securities and mortgage-related securities, as well as derivatives linked to such securities. Under normal circumstances, the Portfolio invests at least 80% of its net assets in fixed-income securities. While the Portfolio expects to invest principally in investment grade securities, it may invest up to 15% of its total assets in fixed-income securities rated BB or B or the equivalent by at least one national ratings agency (or deemed by the Adviser to be of comparable credit quality), which are not investment grade ("junk bonds").

Inflation-protected securities are fixed-income securities structured to provide protection against inflation. Their principal value and/or the interest paid on them are adjusted to reflect official inflation measures. The inflation measure for TIPS is the Consumer Price Index for Urban Consumers. The Portfolio may also invest in other inflation-indexed securities, issued by both U.S. and non-U.S. issuers, and in derivative instruments linked to these securities.


As noted above, the Portfolio may invest in derivatives, such as options, futures, forwards, or swap agreements. The Portfolio intends to use leverage for investment purposes. To do this, the Portfolio expects to enter into (i) reverse repurchase agreement transactions and use the cash made available from these transactions to make additional investments in fixed-income securities in accordance with the Portfolio's investment policies and (ii) total return swaps. In determining when and to what extent to employ leverage or enter into derivatives transactions, the Adviser will consider factors such as the relative risks and returns expected of potential investments and the cost of such transactions. The Adviser will consider the impact of reverse repurchase agreements, swap agreements and other derivatives in making its assessments of the Portfolio's risks. The resulting exposures to markets, sectors, issuers or specific securities will be continuously monitored by the Adviser.


The Adviser selects securities for purchase or sale based on its assessment of the securities' risk and return characteristics as well as the securities' impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio's other holdings.

The Portfolio may also invest in loan participations, structured securities, asset-backed securities, variable, floating, and inverse floating rate instruments, and preferred stock, and may use other investment techniques. The Portfolio may invest in fixed-income securities of any maturity and duration. If the rating of a fixed-income security falls below investment grade, the Portfolio will not be obligated to sell the security and may continue to hold it if, in the Adviser's opinion, the investment is appropriate under the circumstances.

PRINCIPAL RISKS

      o Market Risk: The value of the Portfolio's assets will fluctuate as the bond market fluctuates. The value of the Portfolio's investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

      o Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

      o Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

      o Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions. This risk is significantly greater for fixed-income securities with longer maturities. Although the Portfolio invests principally in inflation-protected investments, the value of its securities may be vulnerable to changes in expectations of inflation or interest rates.

      o Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

      o Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

      o Currency Risk: Fluctuations in currency exchange risk may negatively affect the value of the Portfolio's investments or reduce its returns.

      o Leverage Risk: To the extent the Portfolio uses leveraging techniques, its net asset value ("NAV") may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio's investments.

      o Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

      o Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

      o how the Portfolio's performance changed from year to year over the life of the Portfolio; and

      o how the Portfolio's average annual returns for one and five years and over the life of the Portfolio compare to those of a broad-based securities market index.

The Portfolio's past performance does not necessarily indicate how it will perform in the future.

Effective April 16, 2010, the Portfolio changed its name from AllianceBernstein Inflation-Protected Securities Portfolio to AllianceBernstein Bond Inflation Protection Portfolio, eliminated its policy of investing at least 80% of its net assets in inflation-protected securities, and adopted its current investment strategies. The performance information shown below is for periods prior to implementation of these changes and may not be representative of performance the Portfolio will achieve under its new policies.

Bar Chart


The annual returns in the bar chart are for the Portfolio's shares and do not reflect sales loads or advisory fees because the Portfolio has none. Through September 30, 2012, the year-to-date unannualized return for the Portfolio's shares was 6.69%.


[THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]


n/a    n/a    n/a    n/a    1.49  11.42    -2.23   12.12     7.01     9.08
--------------------------------------------------------------------------------
02     03      04    05     06      07      08       09       10       11


During the period shown in the bar chart, the Portfolio's:

Best quarter was up 5.83% in the 1st quarter, 2008; and Worst quarter was down -5.05% in the 4th quarter, 2008.


PERFORMANCE TABLE
--------------------------------------------------------------------------------
Average Annual Total Returns
(For the period ended December 31, 2011)
--------------------------------------------------------------------------------
                                                                        Since
                                                1 Year    5 Years     Inception*
--------------------------------------------------------------------------------
Portfolio                                       9.08%      7.35%        5.88%
--------------------------------------------------------------------------------
Barclays Capital U.S. 1-10   (reflects no
Year TIPS Index              deduction for
                             fees, expenses,
                             or taxes)          8.93%      6.90%        5.60%
--------------------------------------------------------------------------------


*    Inception date is 5/20/05.

INVESTMENT ADVISER

AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGER

The following table lists the person responsible for day-to-day management of the Portfolio's portfolio:


Employee              Length of Service     Title
--------------------------------------------------------------------------------
Rajen B. Jadav        Since 2011            Vice President of the Adviser
Shawn E. Keegan       Since 2011            Vice President of the Adviser
Greg J. Wilensky      Since 2005            Senior Vice President of the Adviser


ADDITIONAL INFORMATION


For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 52 in this Prospectus.

AllianceBernstein High-Yield Portfolio
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Portfolio seeks primarily to achieve high total return by maximizing current income and, to the extent consistent with that objective, capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a
percentage of offering price)                                  None

Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or
redemption proceeds, whichever is lower)                       None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


Management Fees                                               0%
Distribution and/or Service (12b-1) Fees                      0%
Other Expenses                                              .07%
                                                       ---------------
Total Annual Portfolio Operating Expenses                   .07%
                                                       ===============


EXAMPLES

The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. They assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


After 1 Year              $7
After 3 Years             $23
After 5 Years             $40
After 10 Years            $90


PORTFOLIO TURNOVER


The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 57% of the average value of its portfolio.


PRINCIPAL STRATEGIES

The Portfolio invests, under normal circumstances, at least 80% of its net assets in high-yield debt securities. The Portfolio invests in a diversified mix of high yield, below investment grade debt securities, known as "junk bonds." These securities involve greater volatility of price and risk of principal and income than higher quality debt securities. The Portfolio is managed to maximize current income by taking advantage of market developments, yield disparities, and variations in the creditworthiness of issuers. The Portfolio uses various strategies in attempting to achieve its objective. The Portfolio may invest in debt securities with a range of maturities from short- to long-term.

The Portfolio may invest in U.S. Dollar-denominated and non-U.S. Dollar-denominated foreign fixed-income securities. The Portfolio also may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities and preferred stocks. The Portfolio may use leverage for investment purposes by entering into transactions such as reverse repurchase agreements and dollar rolls.


The Portfolio may invest in variable, floating, and inverse floating rate investments. The Portfolio may also invest in zero-coupon and interest-only or principal-only securities. The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards, and swaps.


PRINCIPAL RISKS

      o Market Risk: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

      o Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.


      o Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.


      o Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as "junk bonds") tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative performance of the junk bond market generally and less secondary market liquidity.

      o Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of each Portfolio's assets can decline as can the value of the Portfolio's distributions. This risk is significantly greater for fixed-income securities with longer maturities.

      o Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

      o Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio's investments or reduce its returns.

      o Leverage Risk: When the Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in the Portfolio will be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio's investments. The Portfolio may create leverage through the use of reverse repurchase agreements, forward contracts or dollar rolls, or by borrowing money.

      o Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

      o Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

      o how the Portfolio's performance changed from year to year over the life of the Portfolio; and

      o how the Portfolio's average annual returns for one and five years and over the life of the Portfolio compare to those of a broad-based securities market index.

The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART


The annual returns in the bar chart are for the Portfolio's shares and do not reflect sales loads or advisory fees because the Portfolio has none. Through September 30, 2012, the year-to-date unannualized return for the Portfolio's shares was 13.88%.


[THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]


n/a    n/a    n/a    n/a    9.89   2.09   -25.42   60.18    16.48     3.14
--------------------------------------------------------------------------------
02     03      04    05     06      07      08       09       10       11


During the period shown in the bar chart, the Portfolio's:

Best quarter was up 22.40%, 2nd quarter, 2009; and Worst quarter was down -14.87%, 4th quarter, 2008.


PERFORMANCE TABLE
--------------------------------------------------------------------------------
Average Annual Total Returns
(For the period ended December 31, 2011)
--------------------------------------------------------------------------------
                                                1 Year    5 Years      Since
                                                                     Inception*
--------------------------------------------------------------------------------
Portfolio                                       3.14%      7.94%       8.13%
--------------------------------------------------------------------------------
Barclays Capital U.S. High    (reflects no
Yield - 2% Issuer Cap Index   deduction for
                              fees, expenses,
                              or taxes)         4.96%      7.74%       8.34%
--------------------------------------------------------------------------------

*    Inception date is 5/20/05.

INVESTMENT ADVISER

AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS

The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

Employee                Length of Service   Title
--------------------------------------------------------------------------------
Gershon M. Distenfeld   Since 2005          Senior Vice President of the Adviser
Douglas J. Peebles      Since 2006          Senior Vice President of the Adviser
Ashish C. Shah          Since 2010          Senior Vice President of the Adviser


ADDITIONAL INFORMATION


For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 52 in this Prospectus.

AllianceBernstein Small-Mid Cap Value Portfolio
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Portfolio seeks long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                         None

Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or
redemption proceeds, whichever is lower)                    None


ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


Management Fees                                               0%
Distribution and/or Service (12b-1) Fees                      0%
Other Expenses                                              .05%
                                                       ----------------
Total Annual Portfolio Operating Expenses                   .05%
                                                       ================


EXAMPLES

The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. They assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

After 1 Year              $5
After 3 Years             $16
After 5 Years             $28
After 10 Years            $64


PORTFOLIO TURNOVER


The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 52% of the average value of its portfolio.


PRINCIPAL STRATEGIES

The Portfolio invests primarily in a diversified portfolio of equity securities of small- to mid-capitalization U.S. companies, generally representing 60-125 companies. Under normal circumstances, the Portfolio invests at least 80% of its net assets in small- to mid-capitalization companies. For purposes of this policy, small- to mid-capitalization companies are those that, at the time of investment, fall within the capitalization range between the smallest company appearing in the Russell 2500(TM) Value Index and the greater of $5 billion or the market capitalization of the largest company in the Russell 2500(TM) Value Index.


Because the Portfolio's definition of small- to mid-capitalization companies is dynamic, the lower and upper limits on market capitalization will change with the markets. As of October 31, 2012, the capitalization ranges of companies in the Russell 2500(TM) Value Index ranged from nearly $26 million to approximately $8.87 billion.

The Portfolio invests in companies determined by the Adviser to be undervalued using the Adviser's Bernstein unit's ("Bernstein") fundamental value approach. In selecting securities for the Portfolio, Bernstein uses its fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.


In selecting securities for the Portfolio, Bernstein looks for companies with attractive valuation (for example, with low price to book ratios) and compelling success factors (for example, momentum and return on equity). Bernstein then uses this information to calculate an expected return. Returns and rankings are updated on a daily basis. The rankings are used to determine prospective candidates for further fundamental research and, subsequently, possible addition to the portfolio. Typically, Bernstein's fundamental research analysts focus their research on the most attractive 20% of the universe.

The Adviser typically projects a company's financial performance over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. Bernstein focuses on the valuation implied by the current price, relative to the earnings the company will be generating five years from now, or "normalized" earnings, assuming average mid-economic cycle growth for the fifth year.

The Portfolio's management team and other senior investment professionals work in close collaboration to weigh each investment opportunity identified by the research staff relative to the entire portfolio, and determine the timing and position size for purchases and sales. Analysts remain responsible for monitoring new developments that would affect the securities they cover. The team will generally sell a security when it no longer meets appropriate valuation criteria, although sales may be delayed when positive return trends are favorable. Typically, growth in the size of a company's market capitalization relative to other domestically traded companies will not cause the Portfolio to dispose of the security.

Bernstein seeks to manage overall portfolio volatility relative to the universe of companies that comprise the lowest 20% of the total U.S. market capitalization by favoring promising securities that offer the best balance between return and targeted risk. At times, the Portfolio may favor or disfavor a particular sector compared to that universe of companies. The Portfolio may invest significantly in companies involved in certain sectors that constitute a material portion of the universe of small- and mid-capitalization companies, such as financial services and consumer services.


The Portfolio may invest in securities issued by non-U.S. companies and enter into forward commitments.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio's portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than direct investments.


PRINCIPAL RISKS

      o Market Risk: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Portfolio's value approach, may underperform the market generally.

      o Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

      o Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

      o Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio's investments or reduce its returns.

      o Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

      o Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

      o how the Portfolio's performance changed from year to year over the life of the Portfolio; and

      o how the Portfolio's average annual returns for one and five years and over the life of the Portfolio compare to those of a broad-based securities market index.

The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART


The annual returns in the bar chart are for the Portfolio's shares and do not reflect sales loads or advisory fees because the Portfolio has none. Through September 30, 2012, the year-to-date unannualized return for the Portfolio's shares was 13.12%.


[THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]


n/a    n/a    n/a    n/a   15.17   2.85   -34.63   42.77    27.81    -7.41
--------------------------------------------------------------------------------
02     03      04    05     06      07      08       09       10       11


During the period shown in the bar chart, the Portfolio's:

Best quarter was up 25.01%, 3rd quarter, 2009; and Worst quarter was down -27.21%, 4th quarter, 2008.


PERFORMANCE TABLE
--------------------------------------------------------------------------------
Average Annual Total Returns
(For the period ended December 31, 2011)
--------------------------------------------------------------------------------
                                            1 Year       5 Years        Since
                                                                      Inception*
--------------------------------------------------------------------------------
Portfolio                                   -7.41%        2.58%         5.28%
--------------------------------------------------------------------------------
Russell 2500(TM)        (reflects no
Value Index             deduction for
                        fees, expenses,
                        or taxes)           -3.36%       -0.58%         3.79%
--------------------------------------------------------------------------------
Russell 2500(TM) Index  reflects no
                        deduction for
                        fees, expenses,
                        or taxes)           -2.51%        1.24%         4.93%
--------------------------------------------------------------------------------

*    Inception date is 5/20/05.

INVESTMENT ADVISER

AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS

The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

Employee               Length of Service    Title
--------------------------------------------------------------------------------
James W. MacGregor     Since 2005           Senior Vice President of the Adviser
Joseph G. Paul         Since 2005           Senior Vice President of the Adviser
Andrew J. Weiner       Since 2005           Senior Vice President of the Adviser

ADDITIONAL INFORMATION


For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 52 in this Prospectus.

AllianceBernstein Small-Mid Cap Growth Portfolio
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Portfolio seeks long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                         None

Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or
redemption proceeds, whichever is lower)                    None


ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


Management Fees                                               0%
Distribution and/or Service (12b-1) Fees                      0%
Other Expenses                                              .06%
                                                       ---------------
Total Annual Portfolio Operating Expenses                   .06%
                                                       ===============


EXAMPLES

The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. They assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


After 1 Year              $6
After 3 Years             $19
After 5 Years             $34
After 10 Years            $77


PORTFOLIO TURNOVER


The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 68% of the average value of its portfolio.


PRINCIPAL STRATEGIES


The Portfolio invests primarily in a diversified portfolio of equity securities with relatively smaller capitalizations as compared to the overall market. Under normal circumstances, the Portfolio invests at least 80% of its net assets in the equity securities of small- and mid-capitalization U.S. companies. For these purposes, "small- and mid-capitalization companies" are generally those companies that, at the time of investment, fall within the lowest 25% of the total U.S. equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million). As of October 31, 2012, there were approximately 4,300 companies within the lowest 25% of the total U.S. equity market capitalization (excluding companies with market capitalizations of less than $10 million) with market capitalizations ranging from $10 million to $13.4 billion. Because the Portfolio's definition of small- to mid-capitalization companies is dynamic, the limits on market capitalization will change with the markets. In the future, the Portfolio may define small- and mid-capitalization companies using a different classification system.


The Portfolio may invest in any company and industry and in any type of equity security with potential for capital appreciation. It invests in well-known and established companies and in new and less-seasoned companies. The Portfolio's investment policies emphasize investments in companies that are demonstrating improving financial results and a favorable earnings outlook. The Portfolio may invest in foreign securities.

When selecting securities, the Adviser typically looks for companies that have strong, experienced management teams, strong market positions, and the potential to support greater than expected earnings growth rates. In making specific investment decisions for the Portfolio, the Adviser combines fundamental and quantitative analysis in its stock selection process. The Portfolio may periodically invest in the securities of companies that are expected to appreciate due to a development particularly or uniquely applicable to that company regardless of general business conditions or movements of the market as a whole. Normally, the Portfolio invests in approximately 60-120 companies broadly diversified by sector.


The Portfolio invests principally in equity securities but may also invest in other types of securities, such as preferred stocks. The Portfolio may also invest up to 20% of its total assets in rights and warrants.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio's portfolio from a decline in value, sometimes within certain ranges.

The Portfolio may, at times, invest in shares of ETFs in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than direct investments.





PRINCIPAL RISKS

      o Market Risk: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Portfolio's growth approach, may underperform the market generally.

      o Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

      o Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

      o Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

      o Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

      o how the Portfolio's performance changed from year to year over the life of the Portfolio; and

      o how the Portfolio's average annual returns for one and five years and over the life of the Portfolio compare to those of a broad-based securities market index.

The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART


The annual returns in the bar chart are for the Portfolio's shares and do not reflect sales loads or advisory fees because the Portfolio has none. Through September 30, 2012, the year-to-date unannualized return for the Portfolio's shares was 14.63%.


[THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]


n/a    n/a    n/a    n/a    9.04  20.51   -43.65   46.53    40.57     4.87
--------------------------------------------------------------------------------
02     03      04    05     06      07      08       09       10       11


During the period shown in the bar chart, the Portfolio's:

Best quarter was up 20.30%, 3rd quarter, 2010; and Worst quarter was down -27.58%, 4th quarter, 2008.


PERFORMANCE TABLE
--------------------------------------------------------------------------------
Average Annual Total Returns
(For the period ended December 31, 2011)
--------------------------------------------------------------------------------
                                                                        Since
                                                 1 Year     5 Years   Inception*
--------------------------------------------------------------------------------
Portfolio                                         4.87%      7.96%      10.34%
--------------------------------------------------------------------------------
Russell 2500(TM) Growth      (reflects no
Index                        deduction for
                             fees, expenses,
                             or taxes)           -1.57%      2.89%      5.97%
--------------------------------------------------------------------------------

*    Inception date is 5/20/05.

INVESTMENT ADVISER

AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS

The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:


Employee               Length of Service    Title
-------------------------------------------------------------------------------
Bruce K. Aronow        Since 2005           Senior Vice President of the Adviser
N. Kumar Kirpalani     Since 2005           Senior Vice President of the Adviser
Samantha S. Lau        Since 2005           Senior Vice President of the Adviser
Wen-Tse Tseng          Since 2006           Vice President of the Adviser


ADDITIONAL INFORMATION


For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 52 in this Prospectus.

AllianceBernstein Multi-Asset Real Return Portfolio
(formerly, Global Real Estate Investment Portfolio)
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Portfolio's investment objective is to maximize real return over inflation.

FEES AND EXPENSES OF THE PORTFOLIO

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                         None

Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or
redemption proceeds, whichever is lower)                    None


ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


Management Fee                                                0%
Distribution and/or Service (12b-1) Fees                      0%
Other Expenses                                              .06%
                                                      -------------------
Total Annual Portfolio Operating Expenses                   .06%
                                                      ===================


EXAMPLES

The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Examples assume an investment of $10,000 in the Portfolio for the time periods indicated and redemption of all shares at the end of those periods. The Examples also assume that the investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


After 1 Year                  $6
After 3 Years                $19
After 5 Years                $34
After 10 Years               $77


PORTFOLIO TURNOVER


The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 110% of the average value of its portfolio.


PRINCIPAL STRATEGIES

The Portfolio seeks to maximize real return. Real return is the rate of total return (including income and capital appreciation) after adjusting for inflation.

The Portfolio pursues an aggressive investment strategy involving a variety of asset classes. The Portfolio invests primarily in instruments that the Adviser expects to outperform broad equity indices during periods of rising inflation. Under normal circumstances, the Portfolio expects to invest its assets principally in the following instruments that, in the judgment of the Adviser, are affected directly or indirectly by the level and change in rate of inflation: inflation-protected fixed-income securities, such as TIPS and similar bonds issued by governments outside of the United States, commodities, equity securities, such as commodity-related stocks, real estate securities, utility securities, infra-structure related securities, securities and derivatives linked to the price of other assets (such as commodities, stock indices and real estate), and currencies. The Portfolio expects its investments in fixed-income securities to have a broad range of any maturity and quality level.

The Portfolio will seek inflation protection from investments around the globe, both in developed and emerging market countries. In selecting securities for purchase and sale, the Adviser will utilize its qualitative and quantitative resources to determine overall inflation sensitivity, asset allocation, and security selection. The Adviser assesses the securities' risks and inflation sensitivity characteristics as well as the securities' impact on the overall risk and inflation sensitivity characteristics of the Portfolio. When its analysis indicates that changes are necessary, the Adviser intends to implement them through a combination of changes to underlying positions and the use of inflation swaps and other types of derivatives, such as interest rate swaps.


The Portfolio anticipates that its targeted investment mix, other than its investments in inflation-protected securities, will focus roughly equally on commodity-related equity securities, commodities and commodity derivatives, and real estate equity securities to provide a balance between expected return and inflation protection, although the Portfolio may vary its investment allocations among these asset classes, at times significantly. Its commodities investments will include significant exposure to energy commodities, but will also include agricultural products, industrial and precious metals, such as gold. The Portfolio's investments in real estate equity securities will include Real Estate Investment Trusts ("REITs"), other real-estate-related securities, and infrastructure-related securities.

The Portfolio will invest in both U.S. and non-U.S. Dollar-denominated securities. The Portfolio may invest in currencies for hedging or for investment purposes, both in the spot market and through long- or short-positions in currency-related derivatives. The Portfolio does not ordinarily expect to hedge its foreign currency exposure because it will be balanced by investments in U.S. Dollar-denominated securities, although it may hedge the exposure under certain circumstances.


The Portfolio may invest in derivatives, such as options, futures, forwards, swap agreements or structured notes. The Portfolio intends to use leverage for investment purposes through the use of cash made available by derivatives transactions to make other investments in accordance with its investment policies. In determining when and to what extent to employ leverage or enter into derivatives transactions, the Adviser will consider factors such as the relative risks and returns expected of potential investments and the cost of such transactions. The Adviser will consider the impact of derivatives in making its assessments of the Portfolio's risks. The resulting exposures to markets, sectors, issuers or specific securities will be continuously monitored by the Adviser.

The Portfolio may seek to gain exposure to physical commodities traded in the commodities markets through investments in a variety of derivative instruments, including investments in commodity index-linked notes. The Adviser expects that the Portfolio will seek to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Cayman Inflation Pooling Subsidiary, Ltd., a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands (the "Subsidiary"). The Subsidiary is advised by the Adviser and has the same investment objective and substantially similar investment policies and restrictions as the Portfolio. The Subsidiary, unlike the Portfolio, may invest, without limitation, in commodities and commodities-related instruments. The Portfolio will be subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests, to the extent of its investment in the Subsidiary. The Portfolio limits its investment in the Subsidiary to no more than 25% of its net assets.

The Portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

PRINCIPAL RISKS

      o Market Risk: The value of the Portfolio's assets will fluctuate as the stock, commodity and bond markets fluctuate. The value of the Portfolio's investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

      o Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

      o Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

      o Commodity Risk: Investments in commodities and commodity-linked derivative instruments, either directly or through the Subsidiary, may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

      o Derivatives Risk: The Portfolio's investments in derivatives such as options, futures, forwards, and swaps may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

      o Leverage Risk: To the extent the Portfolio uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio's investments.

      o Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. The Portfolio invests in derivatives and securities involving substantial market and credit risk, which tend to involve greater liquidity risk.

      o Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

      o Currency Risk: Fluctuations in currency exchange risk may negatively affect the value of the Portfolio's investments or reduce its returns.

      o Subsidiary Risk: By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary's investments, including its investments in commodities. There is no guarantee that the investment objective of the Subsidiary will be achieved.

      o Real Estate Risk: The Portfolio's investments in real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

      o Diversification Risk: The Portfolio may have more risk because it is "non-diversified," meaning that it can invest more of its assets in a smaller number of issuers and that adverse changes in the value of one security could have a more significant effect on the Portfolio's NAV.

      o Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

      o how the Portfolio's performance changed from year to year over the life of the Portfolio; and

      o how the Portfolio's average annual returns for one and five years and over the life of the Portfolio compare to those of a broad-based securities market index.

The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

Effective December 31, 2010, the Portfolio changed its name from AllianceBernstein Global Real Estate Investment Portfolio to AllianceBernstein Multi-Asset Real Return Portfolio and eliminated its policy of investing at least 80% of its net assets in equity securities of real estate investment trusts, and other real estate industry companies, such as real estate operating companies. In addition, the Portfolio's portfolio management team was changed as disclosed below. The performance information shown below is for periods prior to implementation of these changes and may not be representative of performance the Portfolio will achieve under its new policies.

BAR CHART


The annual returns in the bar chart are for the Portfolio's shares and do not reflect sales loads or advisory fees because the Portfolio has none. Through September 30, 2012, the year-to-date unannualized return for the Portfolio's shares was 10.44%.


[THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]


n/a    n/a    n/a    n/a   43.64  -4.35   -44.80   36.86    20.09    -7.77
--------------------------------------------------------------------------------
02     03      04    05     06      07      08       09       10       11


During the period shown in the bar chart, the Portfolio's:

Best quarter was up 29.38% in the 2nd quarter, 2009; and Worst quarter was down -30.42% in the 4th quarter, 2008.


PERFORMANCE TABLE
--------------------------------------------------------------------------------
Average Annual Total Returns
(For the period ended December 31, 2011)
--------------------------------------------------------------------------------
                                                                        Since
                                               1 Year      5 Years    Inception*
--------------------------------------------------------------------------------
Portfolio                                      -7.77%      -4.36%       3.79%
--------------------------------------------------------------------------------
MSCI ACWI Commodity       (reflects no
Producers Index           deduction for
                          fees, expenses,
                          or taxes)           -11.97%       2.15%       8.99%
--------------------------------------------------------------------------------

*    Inception date is 5/20/05.


INVESTMENT ADVISER

AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS

The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:


Employee               Length of Service    Title
--------------------------------------------------------------------------------
Vincent L. Childers    Since 2011           Vice President of the Adviser
Jonathan E. Ruff       Since 2010           Senior Vice President of the Adviser


ADDITIONAL INFORMATION


For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 52 in this Prospectus.

AllianceBernstein Volatility Management Portfolio
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Portfolio's investment objective is long-term growth of capital and income.

FEES AND EXPENSES OF THE PORTFOLIO

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                         None

Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or
redemption proceeds, whichever is lower)                    None


ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


Management Fee                                                0%
Distribution and/or Service (12b-1) Fees                      0%
Other Expenses                                              .04%
                                                        -------------
Total Annual Portfolio Operating Expenses                   .04%
                                                        =============





EXAMPLES

The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other funds. The Examples assume an investment of $10,000 in the Portfolio for the time periods indicated and redemption of all shares at the end of those periods. The Examples also assume that the investment has a 5% return each year, the fee waiver is in effect for only the first year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


After 1 Year          $4
After 3 Years        $13
After 5 Years        $23
After 10 Years       $51


PORTFOLIO TURNOVER


The Portfolio will pay transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 130% of the average value of its portfolio.


PRINCIPAL STRATEGIES

The Portfolio is designed to reduce the overall portfolio volatility and the effects of adverse equity market conditions for a blended style investor (an "investing Fund"). The Portfolio will not pursue its investment objective of long-term growth of capital and income in isolation, but always with the goal of reducing an investing Fund's overall equity exposure when appropriate to mitigate equity risk. In other words, in making investment decisions for the Portfolio, the Adviser will consider the blended investing style of the investing Fund and not necessarily the goal of achieving the Portfolio's investment objective.

The Portfolio will have the ability to invest in a wide array of asset classes, including U.S., non-U.S. and emerging market equity and fixed-income securities, commodities, REITs and other real estate-related securities, currencies, and inflation-protected securities. The Portfolio will invest directly in equity securities, but it will also be able to invest without limit in derivative instruments, including futures, forwards, options, swaps and other financially linked investments.

The Adviser will make asset allocation decisions for the Portfolio using a series of asset class risk and return tools as well as its fundamental research insight. During periods of normal equity market volatility, and/or periods when equity market risk is believed appropriate to the return potential presented, the Adviser expects the Portfolio to be predominantly invested in equity securities. Even at those times, however, the Adviser will make asset allocation decisions for the Portfolio based on its assessments of equity market risk. When the Adviser determines that risks in the equity markets have risen to a level that is not compensated by the returns offered, the Adviser will reduce (or eliminate) the Portfolio's exposure to equity securities.


To effectuate the Portfolio's dynamic, opportunistic asset allocation approach, the Adviser may invest in derivatives or exchange-traded funds ("ETFs") rather than investing directly in equity securities. The Portfolio may use index futures or ETFs, for example, to gain broad exposure to a particular segment of the market, while buying representative equity securities to achieve exposure to another. The Adviser will choose investments, in each case, based on concerns of cost and efficiency of access. The Portfolio's holdings may be frequently adjusted to reflect the Adviser's assessment of changing risks. The Adviser believes that these adjustments can also frequently be made efficiently and economically through the use of derivatives strategies and/or ETFs. Similarly, when the Adviser decides to reduce (or eliminate) the Portfolio's exposure to the equity markets, the Adviser may choose to gain this alternative exposure directly through securities purchases or indirectly through derivatives transactions and/or ETFs. The asset classes selected may or may not be represented by the holdings of other of the Pooling Portfolios, because investment decisions for the Portfolio will be driven by risk mitigation concerns that may be best facilitated through exposure to asset classes not represented elsewhere in the investing Fund's overall exposure.


The Portfolio has the risk that it may not accomplish its purpose if the Adviser does not correctly assess the risk in equity markets and, consequently, its performance could be affected adversely.

PRINCIPAL RISKS

      o Market Risk: The value of the Portfolio's assets will fluctuate as the stock, commodity and bond markets fluctuate. The value of the Portfolio's investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

      o Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

      o Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

      o Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

      o Currency Risk: Fluctuations in currency exchange risk may negatively affect the value of the Portfolio's investments or reduce its returns.

      o Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

      o Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions. This risk is significantly greater for fixed-income securities with longer maturities.

      o Commodity Risk: Investments in commodities and commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional securities. The value of these investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

      o Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

      o Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION


The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

      o how the Portfolio's performance changed from year to year over the life of the Portfolio; and

      o how the Portfolio's average annual returns for one year and over the life of the Portfolio compare to those of a broad-based securities market index.

The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART

The annual returns in the bar chart are for the Portfolio's shares and do not reflect sales loads or advisory fees because the Portfolio has none. Through September 30, 2012, the year-to-date unannualized return for the Portfolio's shares was 2.48%.

[THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

n/a    n/a    n/a    n/a   n/a     n/a     n/a      n/a      n/a      -0.44
--------------------------------------------------------------------------------
02     03      04    05     06      07      08       09       10       11

During the period shown in the bar chart, the Portfolio's:

Best quarter was up 4.87% in the 1st quarter, 2011; and Worst quarter was down -5.92% in the 3rd quarter, 2011.


PERFORMANCE TABLE
--------------------------------------------------------------------------------
Average Annual Total Returns
(For the period ended December 31, 2011)
--------------------------------------------------------------------------------
                                                         1 Year         Since
                                                                      Inception*
--------------------------------------------------------------------------------
Portfolio                                                -0.44%         5.31%
--------------------------------------------------------------------------------
MSCI ACWI Commodity Producers    (reflects no            -7.35%         -0.41%
Index                            deduction for fees,
                                 expenses, or taxes)
--------------------------------------------------------------------------------
*    Inception date is 4/16/10.



INVESTMENT ADVISER

AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS

The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

Employee            Length of Service       Title
--------------------------------------------------------------------------------
Dan Loewy           Since 2010              Senior Vice President of the Adviser
Seth Masters        Since 2010              Senior Vice President of the Adviser

ADDITIONAL INFORMATION


For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 52 in this Prospectus.

ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES

      o     PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolios are offered exclusively to mutual funds advised by, and certain other institutional clients of, the Adviser that seek a blend of asset classes. A Portfolio's shares may be purchased at the relevant net asset value without a sales charge or other fee.

You may sell (redeem) shares each day the New York Stock Exchange ("Exchange") is open. Your sale price will be the next-determined NAV, after a Portfolio receives your redemption request in proper form.

      o     TAX INFORMATION

Each Portfolio may pay income dividends or make capital gains distributions, which may be subject to federal income taxes and taxable as ordinary income or capital gains, and may also be subject to state and local taxes.

--------------------------------------------------------------------------------
       ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS' RISKS AND INVESTMENTS
--------------------------------------------------------------------------------

This section of the Prospectus provides additional information about the Portfolios' investment practices and related risks. Most of these investment practices are discretionary, which means that the Adviser may or may not decide to use them. This Prospectus does not describe all of a Portfolio's investment practices and additional information about each Portfolio's risks and investments can be found in the Portfolios' Statement of Additional Information ("SAI").


Derivatives
Each Portfolio may, but is not required to, use derivatives for hedging or other risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. A Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its investments, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.


There are four principal types of derivatives - options, futures, forwards and swaps - each of which is described below. Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

A Portfolio's use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indices that they are designed to track. Other risks include: the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; and the risk that the counterparty will not perform its obligations. Certain derivatives may have a leverage component and involve leverage risk. Adverse changes in the value or level of the underlying asset, note or index can result in a loss substantially greater than the Portfolio's investment (in some cases, the potential loss is unlimited).

The Portfolios' investments in derivatives may include, but are not limited to, the following:


o Forward Contracts. A forward contract is an agreement that obligates one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the commodity or tangible asset to an agreed-upon location (rather than settled by cash) or is rolled forward into a new forward contract, or, in the case of a non-deliverable forward, by a cash payment at maturity. The Portfolios' investments in forward contracts may include the following:


      --Forward Currency Exchange Contracts. A Portfolio may purchase or sell forward currency exchange contracts for hedging purposes to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other Derivatives and Strategies -- Currency Transactions". A Portfolio, for example, may enter into a forward contract as a transaction hedge (to "lock in" the U.S. Dollar price of a non-U.S. Dollar security), as a position hedge (to protect the value of securities the Portfolio owns that are denominated in a foreign currency against substantial changes in the value of the foreign currency) or as a cross-hedge (to protect the value of securities the Portfolio owns that are denominated in a foreign currency against substantial changes in the value of that foreign currency by entering into a forward contract for a different foreign currency that is expected to change in the same direction as the currency in which the securities are denominated).

o Futures Contracts and Options on Futures Contracts. A futures contract is a standardized, exchange-traded agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. A Portfolio may purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies. A Portfolio may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other Derivatives and Strategies -- Currency Transactions".

o Options. An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a "call option") or sell (a "put option") the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. A Portfolio may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio. The Portfolios' investments in options include the following:

      --Options on Foreign Currencies. A Portfolio may invest in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for hedging purposes to protect against declines in the U.S. Dollar value of foreign currency denominated securities held by a Portfolio and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Portfolio may forfeit the entire amount of the premium plus related transaction costs. A Portfolio may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other Derivatives and Strategies -- Currency Transactions".

      --Options on Securities. A Portfolio may purchase or write a put or call option on securities. A Portfolio may write covered options, which means writing an option on securities that the Portfolio owns, and uncovered options.

      --Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.


      --Other Option Strategies. In an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of its portfolio from a decline in value, sometimes within certain ranges, a Portfolio may use option strategies such as the concurrent purchase of a call or put option, including on individual securities and stock indexes, futures contracts (including on individual securities and stock indexes) or shares of ETFs at one strike price and the writing of a call or put option on the same individual security, stock index, futures contract or ETF at a higher strike price in the case of a call option or at a lower strike price in the case of a put option. The maximum profit from this strategy would result for the call options from an increase in the value of the individual security, stock index, futures contract or ETF above the higher strike price or, for the put options, from the decline in the value of the individual security, stock index, futures contract or ETF below the lower strike price. If the price of the individual security, stock index, futures contract or ETF declines in the case of the call option, or increases, in the case of the put option, the Fund has the risk of losing the entire amount paid for the call or put options.


o Swap Transactions. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps or currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). Except for currency swaps, as described below, the notional principal amount is used solely to calculate the payment stream, but is not exchanged. Rather, most swaps are entered into on a net basis (i.e.(cedilla) the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). The Portfolios' investments in swap transactions include the following:

      --Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or restructuring. A Portfolio may be either the buyer or seller in the transaction. If a Portfolio is a seller, the Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and ten years, provided that no credit event occurs. If a credit event occurs, a Portfolio typically must pay the contingent payment to the buyer, which will be either (i) the "par value" (face amount) of the reference obligation in which case the Portfolio will receive the reference obligation in return or (ii) an amount equal to the difference between the par value and the current market value of the reference obligation. The periodic payments previously received by the Portfolio, coupled with the value of any reference obligation received, may be less than the full amount it pays to the buyer, resulting in a loss to the Portfolio. If the reference obligation is a defaulted security, physical delivery of the security will cause the Portfolio to hold a defaulted security. If a Portfolio is a buyer and no credit event occurs, the Portfolio will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

      Credit default swaps may involve greater risks than if a Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.

      --Currency Swaps. A Portfolio may invest in currency swaps for hedging purposes to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other Derivatives and Strategies -- Currency Transactions". Currency swaps involve the individually negotiated exchange by a Portfolio with another party of a series of payments in specified currencies. Actual principal amounts of currencies may be exchanged by the counterparties at the initiation and again upon the termination, of the transaction. Therefore, the entire principal value of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations. If there is a default by the counterparty to the transaction, the Portfolio will have contractual remedies under the transaction agreements.

      --Inflation (CPI) Swaps. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used to protect the NAV of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

      --Total Return Swaps. A Portfolio may enter into total return swaps, under which one party agrees to pay the other the total return of a defined underlying asset, such as a security or basket of securities, or non-asset reference, such as a securities index, during the specified period in return for periodic payments based on a fixed or variable interest rate or the total return from different underlying assets or references. Total return swaps could result in losses if the underlying asset or reference does not perform as anticipated.

      --Interest Rate Swaps, Swaptions, Caps, and Floors. Interest rate swaps involve the exchange by a Portfolio with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating rate payments for fixed rate payments). Unless there is a counterparty default, the risk of loss to the Portfolio from interest rate swap transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the counterparty to an interest rate swap transaction defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio contractually is entitled to receive.

      An option on a swap agreement, also called a "swaption", is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium". A receiver swaption gives the owner the right to receive the total return of a specified asset reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

      The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor. Caps and floors may be less liquid than swaps.

      There is no limit on the amount of interest rate transactions that may be entered into by a Portfolio. The value of these transactions will fluctuate based on changes in interest rates. Interest rate swap, swaption, cap, and floor transactions may be used to preserve a return or spread on a particular investment or a portion of a Portfolio's portfolio or to protect against an increase in the price of securities a Portfolio anticipates purchasing at a later date.

o     Other Derivatives and Strategies.



      --Currency Transactions. A Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Adviser may actively manage a Portfolio's currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by a Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. A Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

      --Synthetic Foreign Equity Securities. A Portfolio may invest in different types of derivatives generally referred to as synthetic foreign equity securities. These securities may include international warrants or local access products. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer of the warrant for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index, in each case upon exercise by the Portfolio. Local access products are similar to options in that they are exercisable by the holder for an underlying security or a cash payment based upon the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style, which means that they may be exercised only on the expiration date.

      Other types of synthetic foreign equity securities in which a Portfolio may invest include warrants and low exercise price warrants. Covered warrants entitle the holder to purchase from the issuer, typically a financial institution, upon exercise, common stock of an international company or receive a cash payment (generally in U.S. Dollars). The issuer of the covered warrants usually owns the underlying security or has a mechanism, such as owning equity warrants on the underlying securities, through which it can obtain the underlying securities. The cash payment is calculated according to a predetermined formula, which is generally based on the difference between the value of the underlying security on the date of exercise and the strike price. Low exercise price warrants are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless, resulting in a total loss of the purchase price of the warrants.

      The Portfolios will acquire synthetic foreign equity securities issued by entities deemed to be creditworthy by the Adviser, which will monitor the creditworthiness of the issuers on an ongoing basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign (non-U.S.) risk and currency risk.


Convertible Securities
Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market prices of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's Investors Service or BBB- or lower by Standard & Poor's Rating Services ("S&P") or Fitch Ratings and comparable unrated securities may share some or all of the risks of debt securities with those ratings.


Depositary Receipts and Securities of Supranational Entities Each Portfolio may invest in depositary receipts. American Depositary Receipts, or ADRs, are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Global Depositary Receipts, or GDRs, European Depositary Receipts, or EDRs, and other types of depositary receipts are typically issued by non-U.S. banks or trust companies and evidence ownership of underlying securities issued by either a U.S. or a non-U.S. company. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock underlying unsponsored depositary receipts are not obligated to disclose material information in the United States. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in securities markets outside of the United States. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.

Forward Commitments
Forward commitments for the purchase or sale of securities may include purchases on a when-issued basis or purchases or sales on a delayed delivery basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. There is the risk of loss if the value of either a purchased security declines before the settlement date or the security sold increases before the settlement date. The use of forward commitments helps a Portfolio to protect against anticipated changes in interest rates and prices.

Illiquid Securities
Under current Securities and Exchange Commission ("Commission") guidelines, the Portfolios limit their investments in illiquid securities to 15% of their net assets. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount a Portfolio has valued the securities. A Portfolio that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 (the "Securities Act") or certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Inflation-Protected Securities or IPS
Inflation-protected securities, or IPS, are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-protected securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. The value of inflation-protected securities tends to react to changes in real interest rates. In general, the price of an inflation-protected security can fall when real interest rates rise and can rise when real interest rates fall. Interest payments on inflation-protected securities can be unpredictable and will vary as the principal or interest is adjusted for inflation.

Treasury Inflation Protected Securities, or TIPS, which are issued by the U.S. Treasury, use the Consumer Price Index for Urban Consumers, or the CPI, as the inflation measure. The principal of a TIPS increases with inflation and decreases with deflation, as measured by the CPI. When a TIPS matures, the holder is paid the adjusted principal or original principal, whichever is greater. TIPS pay interest twice a year, at a fixed rate, which is determined by auction at the time the TIPS are issued. The rate is applied to the adjusted principal; so, like the principal, interest payments rise with inflation and fall with deflation. TIPS are issued in terms of 5, 10, and 30 years.


Investment in Exchange-Traded Funds and Other Investment Companies
A Portfolio may invest in shares of ETFs subject to the restrictions and limitations of the Investment Company Act of 1940 (the "1940 Act"), or any applicable rules, exemptive orders or regulatory guidance. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. ETFs will not track their underlying indices precisely since the ETFs have expenses and may need to hold a portion of their assets in cash, unlike the underlying indices, and the ETFs may not invest in all of the securities in the underlying indices in the same proportion as the indices for varying reasons. A Portfolio will incur transaction costs when buying and selling ETF shares, and indirectly bear the expenses of the ETFs. In addition, the market value of an ETF's shares, which is based on supply and demand in the market for the ETF's shares, may differ from its NAV. Accordingly, there may be times when an ETF's shares trade at a discount to its NAV.

A Portfolio may also invest in investment companies other than ETFs, as permitted by the 1940 Act or the rules and regulations thereunder. As with ETF investments, if the Fund acquires shares in other investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Fund's expenses. The Funds intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act.




Investments in Wholly-Owned Subsidiary
Investments in the Subsidiary are expected to provide the Multi-Asset Real Return Portfolio with exposure to the commodity markets within the limitations of Subchapter M of the Internal Revenue Code (the "Code") and recent Internal Revenue Service ("IRS") revenue rulings. Federal tax requirements limit the extent to which the Portfolio may invest directly in commodities and commodity-linked derivatives. The Subsidiary, on the other hand, may invest in these instruments without limitations. See "Dividends, Distributions and Taxes" below for further information.

It is expected that the Subsidiary will invest primarily in commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures. Although the Portfolio may enter into these commodity-linked derivative instruments directly, the Portfolio will likely gain exposure to these derivative instruments indirectly by investing in the Subsidiary. The Subsidiary will also invest in inflation-indexed securities and other fixed-income instruments, which are intended to serve as margin or collateral for the Subsidiary's derivatives position. To the extent that the Portfolio invests in the Subsidiary, it may be subject to the risks associated with those derivative instruments and other securities, which are discussed elsewhere in this Prospectus.

While the Subsidiary may be considered similar to an investment company, it is not registered under the 1940 Act and, unless otherwise noted in the Prospectus, is not subject to all of the investor protections of the 1940 Act. The Subsidiary has the same investment objective as the Portfolio and is subject to the same investment policies and restrictions as the Portfolio, including those related to leverage and liquidity, except that the Subsidiary may invest without limitation in commodities, either directly or through commodity pools, and commodity-linked instruments. The Subsidiary will also be subject to the same valuation, brokerage, and compliance policies and procedures as the Portfolio. The Portfolio and the Subsidiary will, however, test compliance with certain restrictions on a consolidated basis. In addition, the Portfolio wholly owns and controls the Subsidiary and the Adviser acts as investment adviser to the Portfolio and the Subsidiary. The Subsidiary's financial statements will be consolidated with the Portfolio's financial statements that are included in the Portfolio's annual and semi-annual reports to shareholders. Changes in the laws of the United States and the Cayman Islands or both could result in the inability of the Portfolio and/or the Subsidiary to operate as described in this Prospectus and the SAI and could adversely affect the Portfolio.

Loans of Portfolio Securities
For the purposes of achieving income, a Portfolio may make secured loans of portfolio securities to brokers, dealers and financial institutions ("borrowers") to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of or exemptive orders under the 1940 Act. Under a Portfolio's securities lending program, all securities loans will be secured continually by cash collateral. The loans will be made only to borrowers deemed by the Adviser to be creditworthy, and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans justifies the attendant risk. The Portfolio will be compensated for the loan from a portion of the net return from the interest earned on cash collateral after a rebate paid to the borrower (in some cases this rebate may be a "negative rebate", or fee paid by the borrower to the Portfolio in connection with the loan) and payments for fees of the securities lending agent and for certain other administrative expenses.

A Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned.

A Portfolio will invest cash collateral in a money market fund approved by the Portfolio's Board of Directors or Trustees (the "Board" or "Trustees") and expected to be managed by the Adviser, such as AllianceBernstein Exchange Reserves. Any such investment will be at the Portfolio's risk. A Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

Loan Participations
A Portfolio may invest in corporate loans either by participating as co-lender at the time the loan is originated or by buying an interest in the loan in the secondary market from a financial institution or institutional investor. The financial status of an institution interposed between a Portfolio and a borrower may affect the ability of the Portfolio to receive principal interest payments.

The success of a Portfolio may depend on the skill with which an agent bank administers the terms of the corporate loan agreements, monitors borrower compliance with covenants, collects principal, interest and fee payments from borrowers and, where necessary, enforces creditor remedies against borrowers. Agent banks typically have broad discretion in enforcing loan agreements.


Mortgage-Related Securities, Other Asset-Backed Securities and Structured Securities
A Portfolio may invest in mortgage-related securities, other asset-backed securities and structured securities. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities ("SMBSs") and other securities that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property. These securities may be issued or guaranteed by the U.S. government or one of its sponsored entities or may be issued by private organizations.

The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose a Portfolio to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, a Portfolio may not be able to realize the rate of return it expected.


One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio's yield to maturity from these securities.

A Portfolio may invest in collateralized debt obligations ("CDOs"), which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs"), and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high-risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The Portfolios may invest in other asset-backed securities that have been offered to investors.

A Portfolio may invest in other asset-backed securities. The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations.


A Portfolio may also invest in various types of structured securities and basket securities. Structured securities are securities issued in structured financing transactions, which generally involve aggregating types of debt assets in a pool or special purpose entity and then issuing new securities. A Portfolio's investments include investments in structured securities that represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of particular debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or high yield bonds) and the issuance by that entity of one or more classes of structured securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured securities is dependent on the extent of the cash flow from the underlying instruments. Structured securities of a given class may be either subordinated or unsubordinated to the payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities.

Basket securities in which a Portfolio may invest may consist of entities organized and operated for the purpose of holding a basket of other securities. Baskets involving debt obligations may be designed to represent the characteristics of some portion of the debt securities market or the entire debt market.


Preferred Stock
Each Portfolio may invest in preferred stock. Preferred stock is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer. These investments include convertible preferred stock, which includes an option for the holder to convert the preferred stock into the issuer's common stock under certain conditions, among which may be the specification of a future date when the conversion may begin, a certain number of common shares per preferred shares, or a certain price per share for the common stock. Convertible preferred stock tends to be more volatile than non-convertible preferred stock, because its value is related to the price of the issuer's common stock as well as the dividends payable on the preferred stock.

Real Estate Investment Trusts (REITs)
REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of principal and interest payments. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. A Portfolio will indirectly bear its proportionate share of expenses incurred by REITs in which the Portfolio invests in addition to the expenses incurred directly by the Portfolio.

Repurchase Agreements and Buy/Sell Back Transactions
A Portfolio may enter into repurchase agreements in which a Portfolio purchases a security from a bank or broker-dealer, which agrees to repurchase the security from the Portfolio at an agreed-upon future date, normally a day or a few days later. The purchase and repurchase transactions are transacted under one agreement. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If the bank or broker-dealer defaults on its repurchase obligation, a Portfolio would suffer a loss to the extent that the proceeds from the sale of the security were less than the repurchase price.

A Portfolio may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, a Portfolio enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction is considered two separate transactions.

Reverse Repurchase Agreements and Dollar Rolls
The Portfolios may enter into reverse repurchase agreements and dollar rolls, subject to the Portfolios' limitations on borrowings. A reverse repurchase agreement or dollar roll involves the sale of a security by the Portfolios and their agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. Reverse repurchase agreements, dollar rolls and other forms of borrowing may create leveraging risk for the Portfolios. In addition, reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities the Portfolios are obligated to repurchase may decline below the purchase price.

Dollar rolls involve sales by the Portfolios of securities for delivery in the current month and the Portfolios' simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolios forgo principal and interest paid on the securities. The Portfolios are compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities the Portfolios are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Portfolios' use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolios' obligation to repurchase the securities.

Rights and Warrants
Rights and warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

Short Sales
A Portfolio may make short sales as a part of overall portfolio management or to offset a potential decline in the value of a security. A short sale involves the sale of a security that a Portfolio does not own, or if the Portfolio owns the security, is not to be delivered upon consummation of the sale. When the Portfolio makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale.

If the price of the security sold short increases between the time of the short sale and the time a Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a short-term capital gain. Although a Portfolio's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Standby Commitment Agreements
Standby commitment agreements are similar to put options that commit a Portfolio, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Portfolio at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Portfolio is paid a commitment fee, regardless of whether the security ultimately is issued. The Portfolio will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Portfolio and unavailable on a firm commitment basis.

There is no guarantee that a security subject to a standby commitment will be issued. In addition, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, a Portfolio will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Portfolio.




Structured Products
A Portfolio may invest in certain hybrid derivatives-type investments that combine a traditional stock or bond with, for example, a futures contract or an option. These investments include structured notes and indexed securities, commodity-linked notes and commodity index-linked notes and credit-linked securities. The performance of the structured product, which is generally a fixed-income security, is tied (positively or negatively) to the price or prices of an unrelated reference indicator such as a security or basket of securities, currencies, commodities, a securities or commodities index or a credit default swap or other kinds of swaps. The structured product may not pay interest or protect the principal invested. The structured product or its interest rate may be a multiple of the reference indicator and, as a result, may be leveraged and move (up or down) more rapidly than the reference indicator. Investments in structured products may provide a more efficient and less expensive means of investing in underlying securities, commodities or other derivatives, but may potentially be more volatile, less liquid and carry greater market risk than investments in traditional securities. The purchase of a structured product also exposes a Portfolio to the credit risk of the structured product.

Structured notes are derivative debt instruments. The interest rate or principal of these notes are determined by reference to an unrelated indicator (for example, a currency, security, or indices thereof) unlike a typical note where the borrower agrees to make fixed or floating interest payments and to pay a fixed sum at maturity. Indexed securities may include structured notes as well as securities other than debt securities, the interest or principal of which is determined by an unrelated indicator.

Commodity-linked notes and commodity index-linked notes provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodities futures contracts, commodity options, commodity indices or similar instruments. Commodity-linked products may be either equity or debt securities, leveraged or unleveraged, and have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable.

A Portfolio may also invest in certain hybrid derivatives-type investments that combine a traditional bond with certain derivatives such as a credit default swap, an interest rate swap or other securities. These investments include credit-linked securities. The issuers of these securities frequently are limited purpose trusts or other special purpose vehicles that invest in a derivative instrument or basket of derivative instruments in order to provide exposure to certain fixed income markets. For instance, a Portfolio may invest in credit-linked securities as a cash management tool to gain exposure to a certain market or to remain fully invested when more traditional income-producing securities are not available. The performance of the structured product, which is generally a fixed-income security, is linked to the receipt of payments from the counterparties to the derivatives instruments or other securities. A Portfolio's investments in credit-linked securities are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default risk, counterparty risk, interest rate risk and leverage risk. These securities are generally structured as Rule 144A securities so that they may be freely traded among institutional buyers. However, changes in the market for credit linked securities or the availability of willing buyers may result in the securities becoming illiquid.


Variable, Floating and Inverse Floating Rate Securities
These securities have interest rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly, monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes. A Portfolio may also invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may have greater volatility in market value, in that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed rate securities.

Zero-Coupon and Payment-in-Kind Bonds
Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer to make current interest payments on the bonds in additional bonds. Because zero-coupon bonds and payment-in-kind bonds do not pay current interest in cash, their value is generally subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. These bonds may involve greater credit risks than bonds paying interest currently. Although these bonds do not pay current interest in cash, a Portfolio is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Portfolio could be required at times to liquidate other investments in order to satisfy its dividend requirements.

ADDITIONAL RISK AND OTHER CONSIDERATIONS
Investment in the Portfolios involves the special risk considerations described below.

Borrowing and Leverage
The Portfolios may use borrowings or other leverage for investment purposes subject to the applicable statutory or regulatory requirements. Borrowings by a Portfolio result in leveraging of the Portfolio's shares. A Portfolio may also use leverage for investment transactions by entering into transactions such as reverse repurchase agreements or derivatives transactions. This means that the Portfolio uses cash made available during the term of these transactions to make investments in other securities.


Utilization of leverage, which is usually considered speculative, involves certain risks to the Portfolio's shareholders. These include a higher volatility of the NAV of the Portfolio's shares and the relatively greater effect on the NAV of the shares. So long as the Portfolio is able to realize a net return on its investment portfolio that is higher than the interest expense paid on borrowings or the carrying costs of leveraged transactions, the effect of leverage will be to cause the Portfolio's shareholders to realize a higher current net investment income than if the Portfolio were not leveraged. If the interest expense on borrowings or the carrying costs of leveraged transactions approaches the net return on the Portfolio's investment portfolio, the benefit of leverage to the Portfolio's shareholders will be reduced. If the interest expense on borrowings or the carrying costs of leveraged transactions were to exceed the net return to shareholders, the Portfolio's use of leverage would result in a lower rate of return. Similarly, the effect of leverage in a declining market would normally be a greater decrease in NAV. In an extreme case, if the Portfolio's current investment income were not sufficient to meet the interest expense on borrowing or the carrying costs of leveraged transactions, it could be necessary for the Portfolio to liquidate certain of its investments in adverse circumstances, potentially significantly reducing its NAV.




Foreign (Non-U.S.) Securities
Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. A Portfolio that invests in foreign securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody, and attachment may in some instances be subject to delays and legal and administrative uncertainties. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of a Portfolio. In addition, the repatriation of investment income, capital, or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Portfolio also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Portfolio to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to a Portfolio. These factors may affect the liquidity of a Portfolio's investments in any country and the Adviser will monitor the effect of any such factor or factors on a Portfolio's investments. Transaction costs, including brokerage commissions for transactions both on and off the securities exchanges, in many foreign countries are generally higher than in the United States.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation, or other confiscation, a Portfolio could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Portfolio than that provided by U.S. laws.

Investments in securities of companies in emerging markets involve special risks. There are approximately 100 countries identified by the World Bank as Low Income, Lower Middle Income and Upper Middle Income countries that are generally regarded as Emerging Markets. Emerging market countries that the Adviser currently considers for investment are listed below. Countries may be added to or removed from this list at any time.


Argentina                Indonesia            Senegal
Belarus                  Iraq                 Serbia
Belize                   Ivory Coast          South Africa
Brazil                   Jamaica              South Korea
Bulgaria                 Jordan               Sri Lanka
Chile                    Kazakhstan           Taiwan
China                    Lebanon              Thailand
Colombia                 Lithuania            Turkey
Croatia                  Malaysia             Ukraine
Dominican Republic       Mexico               Uruguay
Ecuador                  Mongolia             Venezuela
Egypt                    Nigeria              Vietnam
El Salvador              Pakistan
Gabon                    Panama
Georgia                  Peru
Ghana                    Philippines
Hungary                  Poland
India                    Russia


Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. Dollar, and devaluation may occur subsequent to investments in these currencies by a Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Portfolio to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.


Currency Considerations
A Portfolio that invests some portion of its assets in securities denominated in, and receives revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. Foreign currency exchange rates may fluctuate significantly. They are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. In light of these risks, a Portfolio may engage in certain currency hedging transactions, as described above, which involve certain special risks. A Portfolio may also invest directly in foreign currencies for non-hedging purposes directly on a spot basis (i.e., cash) or through derivative transactions, such as forward currency exchange contracts, futures and options thereon, swaps and options as described above. These investments will be subject to the same risks. In addition, currency exchange rates may fluctuate significantly over short periods of time, causing a Portfolio's NAV to fluctuate.


Investment in Below Investment Grade Fixed-Income Securities
Investments in securities rated below investment grade may be subject to greater risk of loss of principal and interest than higher-rated securities. They are also generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, below investment grade securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. The market for these securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for these securities, a Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets.

Unrated Securities
A Portfolio may invest in unrated securities when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to a particular Portfolio to a degree comparable to that of rated securities that are consistent with the Portfolio's objective and policies.

Portfolio Reallocation Risk
From time to time, the Portfolios may experience relatively large investments or redemptions due to reallocations or rebalancings by the Adviser's institutional clients invested in the Portfolios, as recommended by the Adviser. These transactions will affect the Portfolios since Portfolios that experience redemptions as a result of reallocations or rebalancings may have to sell portfolio securities and since Portfolios that receive additional cash will have to invest such cash. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on Portfolio performance to the extent that the Portfolios may be required to sell securities or invest cash at times when they would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in gains and could also increase transaction costs. The Adviser will at all times monitor the impact of reallocations or rebalancings on the Portfolios, but the Adviser may nevertheless face conflicts in fulfilling its dual responsibilities to the Portfolios and the funds that invest in them.

Investment Objectives and Policies
The Portfolios' Board may change a Portfolio's investment objectives without shareholder approval. The Portfolios will provide shareholders with 60 days' prior written notice of any change to a Portfolio's investment objective. Portfolios that have a policy to invest at least 80% of their net assets in securities indicated by their name, such as AllianceBernstein U.S. Value Portfolio, will not change their policies without 60 days' prior written notice to shareholders. Unless otherwise noted, all other investment policies of a Portfolio may be changed without shareholder approval.

Temporary Defensive Position
For temporary defensive purposes in an attempt to respond to adverse market, economic, political or other conditions, each Portfolio may reduce its position in equity securities or intermediate- and long-duration debt securities and invest in, without limit, certain types of short-term, liquid, high-grade or high quality (depending on the Portfolio) debt securities. While the Portfolios are investing for temporary defensive purposes, they may not meet their investment objectives.

Portfolio Holdings
The Portfolios' SAI includes a description of the policies and procedures with respect to the disclosure of each Portfolio's holdings.

--------------------------------------------------------------------------------
                          INVESTING IN THE PORTFOLIOS
--------------------------------------------------------------------------------

HOW TO BUY SHARES

Shares of the Portfolios are offered exclusively to mutual funds advised by, and certain other institutional clients of, the Adviser that seek a blend of asset classes. A Portfolio's shares may be purchased at the relevant NAV without a sales charge or other fee.


In addition to cash, the Portfolios may accept securities in exchange for Portfolio shares at the relevant NAV without a sales charge or other fee.

Other Purchase Information
Purchases of a Portfolio's shares will be made only in full shares. Certificates for shares will not be issued.

The Portfolios may refuse any order to purchase shares. Each Portfolio reserves the right to suspend the sale of its shares in response to conditions in the securities markets or for other reasons.

HOW TO SELL SHARES
Investors may "redeem" shares on any day the Exchange is open. Redemption requests for Portfolio shares are effected at the next-determined NAV, after a Portfolio receives your sales request in proper form. A redemption request received by a Portfolio prior to 4:00 p.m., Eastern Time, on a day the Portfolio is open for business is effected on that day. A redemption request received after that time is effected on the next business day.

Each Portfolio may suspend the right of redemption or postpone the payment date at times when the Exchange is closed, or during certain other periods as permitted under the federal securities laws.

Shares of the Portfolios will be held only by mutual funds advised by, and certain other institutional clients of, the Adviser. Each Portfolio reserves the right to redeem shares of any investor at the then-current value of such shares (which will be paid promptly to the investor) if the investor ceases to be a qualified investor, as determined by the Adviser. Affected investors will receive advance notice of any such mandatory redemption.

Under certain circumstances, a Portfolio may determine to pay a redemption request wholly or partly by a distribution in kind of securities from its portfolio, instead of cash.

FREQUENT PURCHASES AND REDEMPTIONS OF PORTFOLIO SHARES
The Portfolios accept only mutual funds advised by, and other institutional clients of, the Adviser as shareholders. The Portfolios will accept only those shareholders that have adopted policies intended to prevent market timing activity, or that for structural or other reasons the Adviser believes are unlikely to be subject to any material market timing activity. Therefore, the Trustees have not adopted a market timing policy, and believe that such a policy would impose unnecessary administrative burdens and expense on the Portfolios. If the Portfolios were, notwithstanding the limitations on market timing activity imposed by the Portfolios' shareholders, to be used for short-term trading, shareholders could suffer adverse effects, including increased transaction costs and dilution of investment returns. The Portfolios reserve the right to reject any purchases, including purchases by exchange.

HOW THE PORTFOLIOS VALUE THEIR SHARES


Each Portfolio's NAV is calculated at the close of regular trading on any day the Exchange is open (ordinarily, 4:00 p.m., Eastern Time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). To calculate NAV, a Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Portfolio invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares, the NAV of the Portfolio's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Portfolio.


The Portfolios value their securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of each Portfolio's Board. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. A Portfolio may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by a Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Portfolios expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. Portfolios may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Portfolios believe that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Portfolios may frequently value many of their foreign equity securities using fair value prices based on third-party vendor modeling tools to the extent available.


Subject to the Trustees' oversight, the Board has delegated the responsibility for valuing each Portfolio's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Trustees, to value each Portfolio's assets on behalf of the Portfolio. The Valuation Committee values Portfolio assets as described above. More information about the valuation of the Portfolios' assets is available in the Portfolios' SAI.

--------------------------------------------------------------------------------
                          MANAGEMENT OF THE PORTFOLIOS
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Each Portfolio's Adviser is AllianceBernstein L.P. (the "Adviser"), 1345 Avenue of the Americas, New York, NY 10105. The Adviser is a leading international investment adviser supervising client accounts with assets as of September 30, 2012 totaling approximately $419 billion (of which more than $85 billion represented assets of registered investment companies sponsored by the Adviser). As of September 30, 2012, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 16 of the nation's FORTUNE 100 companies), for public employee retirement funds in 31 states and the District of Columbia, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. Currently, the 33 registered investment companies managed by the Adviser, comprising approximately 120 separate investment portfolios, had approximately 2.7 million shareholder accounts.


The Adviser provides investment advisory services and order placement facilities for the Portfolios. The Portfolios pay no advisory or other fees for these services.

A discussion regarding the basis for the Trustees' approval of the Portfolios' investment advisory agreement is available in the following reports to shareholders:


      o     For the period ended 8/31/12


               U.S. Value
               U.S. Large Cap Growth
               International Value
               International Growth
               Small-Mid Cap Value
               Small-Mid Cap Growth
               Multi-Asset Real Return
               Volatility Management


      o     For the period ended 2/28/12


               Short Duration Bond
               Global Core Bond
               Bond Inflation Protection
               High-Yield

The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, hedge funds, pension funds and other institutional investors, for which it may receive management fees. Certain other clients of the Adviser may have investment objectives and policies similar to those of the Portfolios. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with the Portfolios. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Portfolios. When two or more of the clients of the Adviser (including the Portfolios) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price. Although the Portfolios may use brokers who sell shares of other AllianceBernstein Mutual Funds to effect portfolio transactions, the Portfolios do not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers to effect portfolio transactions.

PORTFOLIO MANAGERS


The management of, and investment decisions for, each of the other Portfolios are made by the senior investment management teams. Each team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. No one person is principally responsible for coordinating each Portfolio's investments.

The following table lists the senior investment management teams, the person within each Investment Policy Team with the most significant responsibility for day-to-day management of the Portfolio's portfolio, the length of time that each person has been jointly and primarily responsible for the Portfolio, and each person's principal occupation during the past five years:


Portfolio and
Responsible            Employee; Time           Principal Occupation During the
Group                  Period; Title            Past Five Years
-----------------  ---------------------------- --------------------------------
AllianceBernstein  Christopher W. Marx; since   Senior Vice President of the
U.S. Value         2005; Senior Vice President  Adviser, with which he has been
Portfolio          of the Adviser               associated since prior to 2007.

U.S. Value         Joseph G. Paul; since 2009;  Senior Vice President of the
Senior             Senior Vice President of     Adviser, with which he has been
Investment         the Adviser                  associated since prior to 2007.
Management Team                                 He is also Chief Investment
                                                Officer--US Large Cap Value
                                                Equities, Chief Investment
                                                Officer--North American Value
                                                Equities, and Global Head of
                                                Diversified Value Services.
                                                Until 2009, he was Chief
                                                Investment Officer--Small and
                                                Mid-Cap Value Equities, Co-Chief
                                                Investment Officer of Real
                                                Estate Investments, and Chief
                                                Investment Officer of Advanced
                                                Value since prior to 2007.

                   Gregory L. Powell; since     Senior Vice President of the
                   2011; Senior Vice President  Adviser, with which he has been
                   of the Adviser               associated since prior to 2007.
                                                He is also Director of
                                                Research--U.S. Large Cap Value
                                                Equities since 2010. Until 2010,
                                                he was director of research of
                                                Equity Hedge Fund Strategies
                                                since prior to 2007.

AllianceBernstein  Frank V. Caruso; since       Senior Vice President of the
U.S. Large Cap     2012; Senior Vice President  Adviser, with which he has been
Growth Portfolio   of the Adviser               associated in a substantially
                                                similar capacity as a portfolio
U.S. Large Cap                                  manager since prior to 2007.
Growth Team
                   Vincent C. DuPont; since     Senior Vice President of the
                   2012; Senior Vice President  Adviser, with which he has been
                   of the Adviser               associated in a substantially
                                                similar capacity as a portfolio
                                                manager since prior to 2007.

                   John H. Fogarty; since       Senior Vice President of the
                   2012; Senior Vice President  Adviser, with which he has been
                   of the Adviser               associated in a substantially
                                                similar capacity as a portfolio
                                                manager since prior to 2007.

AllianceBernstein  Takeo Aso; since 2012;       Senior Vice President of the
International      Senior Vice President of     Adviser, with which he has
Value Portfolio    the Adviser                  been associated since prior to
                                                2007. He is also Director of
                                                Research of International
                                                Value Equities and Co-Director
                                                of Research of Japan Value
                                                Equities since 2012. Prior
                                                thereto, Director of Research
                                                for Japan Value Equities since
                                                prior to 2007.

International
Value Senior
Investment
Management Team    Sharon E. Fay; since 2005;   Senior Vice President of the
                   Senior Vice President of     Adviser and Head of
                   the Adviser                  AllianceBernstein Equities and
                                                Chief Investment Officer of
                                                Global Value Equities since
                                                prior to 2007.

                   Avi Lavi; since 2012;        Senior Vice President of the
                   Senior Vice President of     Adviser, with which he has been
                   the Adviser                  associated since prior to 2007.
                                                Global Director of Value
                                                Research since 2012 and Chief
                                                Investment Officer of UK and
                                                European Value Equities since
                                                prior to 2007.

                   Kevin F. Simms; since 2005;  Senior Vice President, with
                   Senior Vice President of     which he has been associated
                   the Adviser                  since prior to 2007. He is
                                                also Chief Investment Officer
                                                of International Value
                                                Equities of the Adviser since
                                                2012. Prior thereto, Co-Chief
                                                Investment Officer of
                                                International Value Equities
                                                and Global Director of Value
                                                Research since prior to 2007.

AllianceBernstein  Sergey Davalchenko; since    Vice President of the Adviser,
International      2011; Vice President of the  with which he has been
Growth Portfolio   Adviser                      associated since January 2011.
                                                Prior thereto, he was a senior
International                                   international analyst at Global
Growth Team                                     Currents Investment Management,
                                                a subsidiary of Legg Mason, from
                                                April 2008 to January 2011.
                                                Previously, he worked as a
                                                portfolio manager at Fenician
                                                Capital Management, where he was
                                                a partner, from March 2006 to
                                                June 2007.  Prior thereto, he
                                                was a research analyst at
                                                Oppenheimer Capital since prior
                                                to 2007.

                   Laurent Saltiel; since       Senior Vice President of the
                   2010; Senior Vice President  Adviser, with which he has been
                   of the Adviser               associated since June 2010.
                                                Prior thereto, he was associated
                                                with Janus Capital in a
                                                portfolio management capacity
                                                since prior to 2007.

                   Jean-Francois Van de Walle;  Senior Vice President of the
                   since 2012; Senior Vice      Adviser, with which he has been
                   President of the Adviser     associated in a similar capacity
                                                as a portfolio manager since
                                                prior to 2007.

AllianceBernstein  Paul J. DeNoon; since March  Senior Vice President of the
Short Duration     2009; Senior Vice President  Adviser, with which he has been
Bond Portfolio     of the Adviser               associated in a substantially
                                                similar capacity to his current
US Multi Sector                                 position since prior to 2007,
Fixed Income                                    and Director of Emerging Market
Team                                            Debt.

                   Jon P. Denfeld; since 2008;  Vice President of the Adviser,
                   Vice President of the        with which he has been
                   Adviser                      associated in a substantially
                                                similar capacity to his current
                                                position since May 2008.  Prior
                                                thereto, he was a Senior U.S.
                                                Portfolio Manager for UBS Global
                                                Asset Management since prior to
                                                2007.

                   Shawn E. Keegan; since       Vice President of the Adviser,
                   2006; Vice President of the  with which he has been
                   Adviser                      associated in a substantially
                                                similar capacity to his current
                                                position since prior to 2007.

                   Alison M. Martier; since     Senior Vice President of the
                   2009; Senior Vice President  Adviser, with which she has been
                   of the Adviser               associated in a substantially
                                                similar capacity to her current
                                                position since prior to 2007.

                   Douglas J. Peebles; since    Senior Vice President of the
                   2009; Senior Vice President  Adviser, with which he has been
                   of the Adviser               associated in a substantially
                                                similar capacity to his current
                                                position since prior to 2007. He
                                                is also Chief Investment Officer
                                                and Head of Fixed Income.

                   Greg J. Wilensky; since      Senior Vice President of the
                   2009; Senior Vice President  Adviser, with which he has been
                   of the Adviser               associated in a substantially
                                                similar capacity to his current
                                                position as a portfolio manager
                                                since prior to 2007.  He is also
                                                Director of Stable Value
                                                Investment and Director of
                                                Treasury Inflation-Protected
                                                Securities.

AllianceBernstein  Paul J. DeNoon; since 2009;  (see above)
Global Core Bond   Senior Vice President of
Portfolio          the Adviser

U.S. Global        Scott A. DiMaggio; since     Senior Vice President of the
Fixed Income       2011; Senior Vice President  Adviser, with which he has been
Investment Team    of the Adviser and Director  associated in a substantially
                   of Canada Fixed Income       similar capacity to his current
                                                position as a portfolio manager
                                                since prior to 2007.


                   Michael L. Mon; since 2011;  Vice President of the Adviser,
                   Vice President of the        with which he has been
                   Adviser.                     associated in a substantially
                                                similar capacity to his current
                                                position as a portfolio manager
                                                since prior to 2007.

                   Douglas J. Peebles; since    (see above)
                   2006; Senior Vice President
                   of the Adviser

                   Matthew S. Sheridan; since   Senior Vice President of the
                   2011; Senior Vice President  Adviser, with which he has been
                   of the Adviser               associated in a substantially
                                                similar capacity to his current
                                                position as a portfolio manager
                                                since prior to 2007.


AllianceBernstein  Rajen B. Jadav; since 2011;  Vice President of the Adviser,
Bond Inflation     Vice President of the        with which he has been
Protection         Adviser                      associated in a substantially
Portfolio                                       similar capacity to his current
                                                position as a portfolio manager
                                                since prior to 2007.

                   Shawn E. Keegan; since       (see above)
                   2011; Vice President of the
                   Adviser

                   Greg J. Wilensky; since      (see above)
                   2005; Senior Vice President
                   of the Adviser

AllianceBernstein  Gershon M. Distenfeld;       Senior Vice President of the
High-Yield         since 2005; Senior Vice      Adviser, with which he has been
Portfolio          President of the Adviser     associated in a substantially
                                                similar capacity to his current
Global Credit                                   position since prior to 2007 and
Investment Team                                 Director of High Yield.

                   Douglas J. Peebles; since    (see above)
                   2006; Senior Vice President
                   of the Adviser

                   Ashish C. Shah; since 2011;  Senior Vice President of the
                   Senior Vice President of     Adviser, with which he has been
                   the Adviser                  associated in a substantially
                                                similar capacity to his current
                                                position since May 2010 and
                                                Co-Head of Global Credit. Prior
                                                thereto, he was Managing
                                                Director and Head of Global
                                                Credit Strategy at Barclays
                                                Capital since September 2008.
                                                Prior thereto, he was Head of
                                                Credit Strategy at Lehman
                                                Brothers, heading the Structured
                                                Credit/CDO and Credit Strategy
                                                Groups since prior to 2007.

AllianceBernstein  James W. MacGregor; since    Senior Vice President of the
Small-Mid Cap      2005; Senior Vice President  Adviser, with which he has been
Value Portfolio    of the Adviser               associated since prior to 2007.
                                                He is also currently Chief
Small-Mid Cap                                   Investment Officer of Small and
Value Senior                                    Mid Cap Value Equities.
Investment
Management Team

                   Joseph G. Paul; since 2005;  (see above)
                   Senior Vice President of
                   the Adviser

                   Andrew J. Weiner; since      Senior Vice President of the
                   2005; Senior Vice President  Adviser, with which he has been
                   of the Adviser               associated since prior to 2007.
                                                He is also Director of Research-
                                                U.S. Small and Mid Cap Value
                                                Equities.

AllianceBernstein  Bruce K. Aronow; since       Senior Vice President of the
Small-Mid Cap      2005; Senior Vice President  Adviser, with which he has been
Growth Portfolio   of the Adviser               associated in a substantially
                                                similar capacity to his current
Small/Mid Cap                                   position since prior to 2007.
Growth
Investment Team    N. Kumar Kirpalani; since    Senior Vice President of the
                   2005; Senior Vice President  Adviser, with which he has been
                   of the Adviser               associated in a substantially
                                                similar capacity to his current
                                                position since prior to 2007.

                   Samantha S. Lau; since       Senior Vice President of the
                   2005; Senior Vice President  Adviser, with which she has been
                   of the Adviser               associated in a substantially
                                                similar capacity to her current
                                                position since prior to 2007.

                   Wen-Tse Tseng; since 2006;   Senior Vice President of the
                   Senior Vice President of     Adviser, with which he has been
                   the Adviser                  associated since March 2007.
                                                Prior thereto, he was the
                                                healthcare-sector portfolio
                                                manager for the small-cap growth
                                                team at William D. Witter from
                                                August 2003 until 2006.

AllianceBernstein  Vincent L. Childers; since   Vice President of the Adviser
Multi-Asset Real   2011;  Vice President of     with which he has been
Return Portfolio   the Adviser                  associated in a substantially
                                                similar capacity to his current
Real Asset                                      position since 2007.  Prior
Strategy Team                                   thereto, he was an associate in
                                                the financial advisory services
                                                department at Houlihan Lokey
                                                since prior to 2007.

                   Jonathan E. Ruff; since      Senior Vice President of the
                   2010; Senior Vice President  Adviser, with which he has been
                   of the Adviser               associated in a substantially
                                                similar capacity to his current
                                                position as a portfolio manager
                                                since prior to 2007.  He is also
                                                Director of Research of Real
                                                Asset Strategies.

AllianceBernstein  Dan Loewy; since 2010;       Senior Vice President of the
Volatility         Senior Vice President of     Adviser, with which he has been
Management         the Adviser                  associated in a substantially
Portfolio                                       similar capacity to his current
                                                position since 2007.
Dynamic Asset
Allocation Team    Seth Masters; since 2010;    Senior Vice President of the
                   Senior Vice President of     Adviser, with which he has been
                   the Adviser                  associated in a substantially
                                                similar capacity to his current
                                                position since prior to 2007,
                                                and Chief Investment Officer -
                                                Asset Allocation and Bernstein
                                                Global Wealth Management.
-----------------------
Additional information about the portfolio managers may be found in the Portfolios' SAI.

--------------------------------------------------------------------------------
                       DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

General
-------

Income dividends and capital gains distributions, if any, declared by a Portfolio on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the Portfolio. If paid in additional shares, the shares will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. Shareholders may make an election to receive dividends and distributions in cash at the time of purchase. This election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions.

While it is the intention of each Portfolio to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and timing of any such dividend or distribution must necessarily depend upon the realization by the Portfolio of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that the Portfolio will pay any dividends or realize any capital gains. The final determination of the amount of a Portfolio's return of capital distributions for the period will be made after the end of each calendar year.

For federal income tax purposes, each Portfolio's distributions of net income (or short-term capital gains) will be taxable as ordinary income. Distributions of long-term capital gains generally will be taxable as long-term capital gains. The Portfolios' distributions also may be subject to certain state and local taxes. Whether distributions of gains are taxable to a shareholder at long-term capital gains rates or short-term capital gains rates will not depend on the shareholder's holding period in shares of a Portfolio, but rather on the Portfolio's holding period in assets giving rise to the gains.

Under certain circumstances, if a Portfolio realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of a Portfolio. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as capital gain. See the Portfolios' SAI for a further explanation of these tax issues.

Investment income received by a Portfolio from sources within non-U.S. countries may be subject to non-U.S. income taxes withheld at the source.

The Portfolios' investments in certain debt obligations may cause them to recognize taxable income in excess of the cash generated by such obligations. Thus, the Portfolios could be required to sell other investments in order to satisfy their distribution requirements.

If an investor buys shares just before a Portfolio deducts a distribution from its NAV, the investor will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Portfolio shares is a taxable transaction for federal income tax purposes.

Each year shortly after December 31, each Portfolio will send its shareholders tax information stating the amount and type of all its distributions for the year. Shareholders should consult their tax adviser about the federal, state, and local tax consequences in their particular circumstances.

Tax Considerations for the Subsidiary
-------------------------------------

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that a Portfolio derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity-linked derivatives is not qualifying income under Subchapter M of the Code. As such, the Multi-Asset Real Return Portfolio's ability to utilize commodity-linked derivatives as part of its investment portfolio is limited to a maximum of 10% of its gross income.


The Multi-Asset Real Return Portfolio intends to seek to gain exposure to the commodity markets primarily through investments in the Subsidiary. The Portfolio has received an opinion of counsel that such income should constitute qualifying income for the purposes of Subchapter M. The IRS has issued numerous private letter rulings to other regulated investment companies holding that income derived from an investment in the subsidiary that invests in commodity-linked derivatives constitutes qualifying income for purposes of Subchapter M. These rulings can only be relied upon by the taxpayer to whom they were issued and therefore the Portfolio cannot rely upon them. In August 2011, the IRS suspended the issuance of private letter rulings in this area while it considers certain issues raised by the private letter rulings. Until such time as the IRS issues a ruling to the Portfolio, the Portfolio will rely on its opinion of counsel. If the IRS were to change the position expressed in the earlier private letter rulings, then the Portfolio may be required to change its investment strategy in order to continue to qualify as a regulated investment company.

--------------------------------------------------------------------------------
                                    GLOSSARY
--------------------------------------------------------------------------------

Equity securities include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises and
(ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

Fixed-income securities are debt securities and dividend-paying preferred stocks, including floating rate and variable rate instruments.


ACWI ex U.S. Index is a market capitalization weighted index that is designed to measure the equity market performance of both developed and emerging markets. The ACWI ex U.S. Index currently consists of 44 country indices comprising 23 developed country indices and 21 emerging market country indices.


ACWI ex U.S. Growth Index is a market capitalization weighted index that includes growth companies in developed and emerging markets throughout the world, excluding the United States.

Barclays Capital Global Aggregate Bond Index provides a broad-based measure of the global investment grade fixed-rate debt markets.

Barclays Capital U.S. Aggregate Bond Index is an index which covers the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities.

Barclays Capital U.S. 1-10 Year TIPS Index measures the performance of intermediate (1-10 years) U.S. Treasury Inflation Protected Securities.

Barclays Capital U.S High Yield - 2% Issuer Cap Index is an unmanaged, market value-weighted index that tracks the performance of non-investment grade, fixed rate, publicly placed, dollar-denominated, and non-convertible debt registered with the Commission. The Index limits the maximum exposure to any one issuer to 2%.

BofA Merrill Lynch 1-3 Year Treasury Index is an unmanaged index consisting of all public U.S. Treasury obligations having maturities from 1 to 2.99 years and reflects total return. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

FTSE EPRA NAREIT Developed Index is designed to track the performance of listed real estate companies and REITS worldwide. By making the index constituents free-float adjusted, liquidity, size and revenue screened, FTSE EPRA NAREIT Developed Index is suitable for use as the basis for investment products, such as derivatives and exchange-traded funds.

MSCI ACWI Commodity Producers Index is equity-based index designed to reflect the performance related to commodity producers stocks. MSCI ACWI Commodity Producers index is free float-adjusted market capitalization-weighted index comprised of commodity producer companies based on the Global Industry Classification Standard.

MSCI EAFE Index measures the overall performance of stock markets in 21 countries within Europe, Australia and the Far East.

MSCI EAFE Growth Index is a market capitalization-weighted index that measures stock market performance in 20 countries within Europe, Australasia and the Far East with a greater-than-average growth orientation.


MSCI AC World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. As of May 2012, the MSCI AC World Index consisted of
45 country indices comprising 24 developed and 21 emerging market country indices.


Russell 1000(R) Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000(R) companies with higher price to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes.

Russell 1000(R) Value Index measures the performance of the large-capitalization value segment of the U.S. equity universe. It includes those Russell 1000(R) companies with lower price-to-book ratios and lower expected growth values. The Index figures do not reflect any deduction for fees, expenses or taxes.

Russell 2000(TM) Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000(R) companies with higher price-to-value ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes.

Russell 2500(TM) Index measures the performance of the small- to mid-capitalization segment of the U.S. equity universe, commonly referred to as "smid" cap. The Russell 2500(R) Index is a subset of the Russell 3000(R) Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership. The Index figures do not reflect any deduction for fees, expenses or taxes.

Russell 2500(TM) Value Index measures the performance of the small- to mid-capitalization value segment of the U.S. equity universe. It includes those Russell 2500(R) companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand each Portfolio's financial performance for the past five years (or, if shorter, the period of the Portfolio's operations). Certain information reflects financial results for a single share of each Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information for the three most recently completed fiscal years has been audited by Ernst & Young LLP, the independent registered public accounting firm for the Portfolios. The information for all prior years has been audited by the Portfolios' previous independent registered public accounting firm. The reports of the independent accounting firm, along with the Portfolios' financial statements, are included in the Portfolios' annual report, which is available upon request.


                     AllianceBernstein U.S. Value Portfolio

                                                     Year Ended August 31,
                                        2012        2011        2010       2009        2008
                                       -----       -----       -----      -----       -----
Net asset value, beginning of
period                                  $7.97       $7.18       $7.22      $ 9.27     $ 12.44

Income From Investment Operations
Net investment income (a)                 .23         .18         .16         .21         .31
Net realized and unrealized gain
 (loss) on investment transactions        .76         .77       (.03)      (2.03)      (2.75)
                                      -------      ------     -------     -------     -------
Net increase (decrease) in net
 asset value from operations              .99         .95         .13      (1.82)      (2.44)
                                      -------      ------     -------     -------     -------

Less: Dividends and Distributions
Dividends from net investment
 income                                 (.23)       (.16)       (.17)       (.23)       (.31)
Distributions from net realized
 gain on investment transactions          -0-         -0-         -0-      .00(b)       (.42)
                                      -------      ------     -------     -------     -------
Total dividends and distributions       (.23)       (.16)       (.17)       (.23)       (.73)
                                      -------      ------     -------     -------     -------
Net asset value, end of period          $8.73       $7.97      $ 7.18      $ 7.22      $ 9.27
                                      =======      ======     =======     =======     =======

Total Return
Total investment return based on
 net asset value (c)                    12.75%(d)   13.21%       1.64%    (19.36)%    (20.55)%

Ratios/Supplemental Data
Net assets, end of period
(000,000s omitted)                     $1,173      $1,943     $ 1,938    $ 2,091     $ 2,521
Ratio to average net assets of:
   Expenses                              .02%     .01%(e)        .01%        .02%        .02%
   Net investment income                2.75%    2.14%(e)       2.09%       3.23%       2.93%
Portfolio turnover rate                   40%         65%         73%         59%         20%



               AllianceBernstein U.S. Large Cap Growth Portfolio

                                                     Year Ended August 31,
                                       2012         2011        2010       2009      2008
                                      -----        -----       -----      -----     -----

Net asset value, beginning of
 period                                $10.66       $8.94      $9.25    $11.08       $12.47

Income From Investment Operations
Net investment income (a)                 .12         .12        .11       .11          .10
Net realized and unrealized gain
 (loss) on investment and foreign
 currency transactions                   1.67        1.70     (.31)     (1.83)       (1.04)
                                      -------      ------     -------     -------   -------
Net increase (decrease) in net
 asset value from operations             1.79        1.82     (.20)     (1.72)        (.94)
                                      -------      ------     -------     -------   -------

Less: Dividends and Distributions
Dividends from net investment
 income                                 (.15)       (.10)      (.11)     (.11)        (.10)
Distributions from net realized
 gain on investment transactions          -0-         -0-       -0-        -0-        (.35)
                                      -------      ------     -------     -------   -------
Total dividends and distributions       (.15)       (.10)     (.11)      (.11)        (.45)
                                      -------      ------     -------     -------   -------
Net asset value, end of period         $12.30      $10.66     $8.94      $9.25       $11.08
                                      =======      ======     =======     =======   =======

Total Return
Total investment return based on    16.99%(d)   20.35%(d)  (2.23)%(d)  (15.41)%     (8.06)%
net asset value(c)

Ratios/Supplemental Data
Net assets, end of period              $1,173      $1,953     $1,924    $2,078       $2,532
(000,000s omitted)
Ratio to average net assets of:
   Expenses                              .02%     .02%(e)       .01%      .02%         .02%
   Net investment income                1.10%    1.09%(e)      1.13%     1.40%         .86%
Portfolio turnover rate                   85%         91%        81%      108%          93%



                AllianceBernstein International Value Portfolio


                                                     Year Ended August 31,
                                      2012         2011        2010        2009        2008
                                      -----        -----       -----      -----       -----
Net asset value, beginning of
 period                                $6.98       $6.93       $7.50     $10.37      $14.88

Income From Investment Operations
Net investment income (a)                .23         .24         .21        .23         .45
Net realized and unrealized gain
 (loss) on investment and foreign
 currency transactions                 (.70)         .13       (.60)     (2.55)      (3.18)
Contributions from Adviser               -0-         -0-         -0-     .00(b)         -0-
                                      -------      ------     -------    -------    -------
Net increase (decrease) in net
 asset value from operations           (.47)         .37       (.39)     (2.32)      (2.73)
                                      -------      ------     -------    -------    -------

Less: Dividends and Distributions
Dividends from net investment
 income                                (.12)       (.32)       (.18)      (.19)       (.43)
Distributions from net realized
 gain on investment transactions         -0-         -0-         -0-      (.36)      (1.35)
                                      -------      ------     -------    -------    -------
Total dividends and distributions      (.12)       (.32)       (.18)      (.55)      (1.78)
                                      -------      ------     -------    -------    -------
Net asset value, end of period         $6.39       $6.98       $6.93      $7.50      $10.37
                                      =======      ======     =======    =======    =======
Total Return
Total investment return based on
 net asset value (c)                 (6.69)%       4.82%     (5.15)%   (20.71)%    (20.92)%

Ratios/Supplemental Data
Net assets, end of period
 (000,000s omitted)                     $986        $984      $1,013     $1,127      $1,228
Ratio to average net assets of:
   Expenses                             .04%     .04%(e)        .04%       .06%        .07%
   Net investment income               3.56%    3.00%(e)       2.70%      3.56%       3.49%
Portfolio turnover rate                  61%         58%         60%        56%         31%




                AllianceBernstein International Growth Portfolio


                                                     Year Ended August 31,
                                       2012        2011        2010        2009        2008
                                      -----        -----       -----      -----       -----
Net asset value, beginning of
 period                                $8.27       $8.18       $8.12     $11.27      $13.98

Income From Investment Operations
Net investment income (a)                .18         .19         .19        .23         .38
Net realized and unrealized gain
 (loss) on investment and foreign
 currency transactions                 (.78)         .26         .16     (3.11)      (1.89)
Contribution from Adviser                -0-         -0-      .00(b)     .00(b)      .00(b)
                                      -------      ------     -------     -------   -------
Net increase (decrease) in net
 asset value from operations           (.60)         .45         .35     (2.88)      (1.51)
                                      -------      ------     -------     -------   -------

Less: Dividends and Distributions
Dividends from net investment
 income                                (.13)       (.36)       (.29)      (.27)       (.38)
Distributions from net realized
 gain (loss) on investment
 transactions                            -0-         -0-         -0-     .00(b)       (.82)
                                      -------      ------     -------     -------   -------
Total dividends and distributions      (.13)       (.36)       (.29)      (.27)      (1.20)
                                      -------      ------     -------     -------   -------
Net asset value, end of period         $7.54       $8.27       $8.18      $8.12      $11.27
                                      =======      ======     =======     =======   =======
Total Return
Total investment return based on
 net asset value (c)                 (7.19)%       5.15%       4.20%   (25.32)%    (12.46)%

Ratios/Supplemental Data
Net assets, end of period
 (000,000s omitted)                     $999      $1,022      $1,037     $1,078      $1,246
Ratio to average net assets of:
   Expenses                             .04%     .04%(e)        .03%       .05%        .06%
   Net investment income               2.36%    2.15%(e)       2.27%      3.19%       2.81%
Portfolio turnover rate                  93%         73%        119%       111%         85%



                AllianceBernstein Short Duration Bond Portfolio




                                                     Year Ended August 31,
                                      2012        2011        2010        2009        2008
                                      -----        -----       -----      -----       -----

Net asset value, beginning of
  period                               $9.59       $9.56       $9.26      $9.37       $9.87

Income From Investment Operations
Net investment income (a)                .12         .17         .25        .36         .46
Net realized and unrealized
  (loss) on investment
  transactions                           -0-         .05         .32      (.08)       (.49)
                                      -------      ------     -------     -------   -------
Net increase (decrease) in net
  asset value from operations            .12         .22         .57        .28       (.03)
                                      -------      ------     -------     -------   -------
Less: Dividends
Dividends from net investment
  income                               (.15)       (.19)       (.27)      (.39)       (.47)
                                      -------      ------     -------     -------   -------
Net asset vaVlue, end of period        $9.56       $9.59       $9.56      $9.26       $9.37
                                      =======      ======     =======     =======   =======

Total Return
Total investment return based on
  net asset value (c)                  1.24%       2.36%       6.26%      3.14%      (.40)%

Ratios/Supplemental Data
Net assets, end of period
  (000,000s omitted)                    $933      $1,286      $1,218     $1,108      $1,299
Ratio to average net assets of:
   Expenses                             .03%     .05%(e)        .12%       .04%        .03%
   Expenses excluding interest
    expenses and TALF
    administration fee                  .03%     .03%(e)        .02%       .03%        .03%
   Expenses excluding interest
    expense                             .03%     .03%(e)        .03%       .04%        .03%
   Net investment income               1.26%    1.75%(e)       2.64%      4.06%       4.75%
Portfolio turnover rate                 129%         88%        130%       153%        116%




                  AllianceBernstein Global Core Bond Portfolio
                (formerly Intermediate Duration Bond Portfolio)




                                                     Year Ended August 31,
                                      2012        2011        2010        2009        2008
                                      -----        -----       -----      -----       -----
Net asset value, beginning of
  period                              $10.88      $10.78       $9.98      $9.70       $9.87

Income From Investment Operations
Net investment income (a)                .33         .41         .45        .51         .50
Net realized and unrealized gain
  (loss) on investment and
  foreign currency transactions          .40         .15         .80        .33       (.16)
                                      -------      ------     -------     -------   -------
Net increase (decrease) in net
  asset value from operations            .73         .56        1.25        .84         .34
                                      -------      ------     -------     -------   -------

Less: Dividends
Dividends from net investment
  income                               (.34)       (.43)       (.45)      (.56)       (.51)
                                      -------      ------     -------     -------   -------
Distributions from realized gain
  on investment transactions           (.27)       (.03)         -0-        -0-         -0-
                                      -------      ------     -------     -------   -------
Total dividends and distributions      (.61)       (.46)       (.45)      (.56)       (.51)
                                      -------      ------     -------     -------   -------
Net asset value, end of period        $11.00      $10.88      $10.78      $9.98       $9.70
                                      =======      ======     =======     =======   =======

Total Return
Total investment return based on
  net asset value (c)                  6.98%+      5.38%      12.84%      9.26%       3.51%

Ratios/Supplemental Data
Net assets, end of period
  (000,000s omitted)                  $1,124      $1,307      $1,353     $1,281      $1,654
Ratio to average net assets of:
   Expenses                             .03%     .03%(e)        .13%       .04%        .03%
   Expenses, excluding interest
    expense                             .03%     .02%(e)        .03%       .04%        .03%
   Expenses, excluding interest
    expense and TALF
    administration fee                  .03%     .02%(e)        .02%       .03%        .03%
   Net investment income               2.99%    3.87%(e)       4.38%      5.47%       5.01%
Portfolio turnover rate                 163%        114%         94%       108%        114%



             AllianceBernstein Bond Inflation Protection Portfolio



                                                     Year Ended August 31,
                                       2012        2011         2010       2009        2008
                                      -----        -----       -----      -----       -----
Net asset value, beginning of
  period                              $11.46       $10.70      $9.91     $10.74     $  9.99

Income From Investment Operations

Net investment income (a)                .38          .68        .34        .04         .69
Net realized and unrealized gain
  (loss) on investment
  transactions                           .32          .40        .58      (.19)         .52

Contributions from Adviser               -0-          -0-     .00(b)        -0-         -0-
                                      -------      ------     -------     -------   -------
Net increase (decrease) in net
  asset value from operations            .70         1.08        .92      (.15)        1.21
                                      -------      ------     -------     -------   -------

Less: Dividends and Distributions
Dividends from net investment
  income                               (.72)        (.32)      (.13)      (.68)       (.46)
                                      -------      ------     -------     -------   -------
Distributions from net realized
  gain on investment transactions      (.22)          -0-        -0-        -0-         -0-
                                      -------      ------     -------     -------   -------
Total dividends and distributions      (.94)        (.32)      (.13)      (.68)       (.46)
                                      -------      ------     -------     -------   -------

Net asset value, end of period        $11.22       $11.46     $10.70     $ 9.91      $10.74
                                      =======      ======     =======     =======   =======

Total Return
Total investment return based on
  net asset value (c)                  6.59%       10.28%      9.31%     (.88)%      12.45%

Ratios/Supplemental Data
Net assets, end of period (000s
  omitted)                          $792,721     $712,731   $667,764   $586,321    $688,918
Ratio to average net assets of:
   Expenses                             .11%      .12%(e)       .07%       .04%        .04%
   Expenses excluding interest
    expense                             .04%      .04%(e)       .04%       .04%        .04%
   Net investment income               3.44%     6.21%(e)      3.25%       .44%       6.63%
Portfolio turnover rate                  52%          39%        21%        20%          9%



                     AllianceBernstein High-Yield Portfolio


                                                     Year Ended August 31,
                                     2012        2011         2010       2009        2008
                                    -------      ------     -------     -------   -------
Net asset value, beginning of
  period                               $9.71        $9.85      $8.51      $8.87       $9.89

Income From Investment Operations

Net investment income (a)                .76          .87        .89        .81         .78
Net realized and unrealized gain
  (loss) on investment and
  foreign currency transactions          .53        (.08)       1.33      (.38)      (1.03)

Contributions from Adviser               -0-       .00(b)        -0-        -0-         -0-
                                      -------      ------     -------     -------   -------
Net increase (decrease) in net
  asset value from operations           1.29          .79       2.22        .43       (.25)
                                      -------      ------     -------     -------   -------

Less: Dividends and Distributions
Dividends from net investment
  income                               (.69)        (.93)      (.88)      (.79)       (.77)
                                      -------      ------     -------     -------   -------
Net asset value, end of period        $10.31        $9.71      $9.85      $8.51       $8.87
                                      =======      ======     =======     =======   =======

Total Return
Total investment return based on
  net asset value (c)                 13.95%        8.07%     27.01%      7.25%     (2.76)%

Ratios/Supplemental Data
Net assets, end of period (000s
  omitted)                          $397,208     $482,423   $487,751   $463,400    $526,850
Ratio to average net assets of:
   Expenses                             .07%      .07%(e)       .05%       .06%        .05%
   Net investment income               7.87%     8.53%(e)      9.29%     11.13%       8.19%
Portfolio turnover rate                  57%          55%        34%        40%         25%



                AllianceBernstein Small-Mid Cap Value Portfolio

                                                     Year Ended August 31,
                                     2012         2011        2010        2009      2008
                                    -------      ------     -------     -------   -------
Net asset value, beginning of
  period                              $10.38        $9.08      $8.10     $11.19      $12.79

Income From Investment Operations

Net investment income (a)                .16          .15        .11        .14         .19
Net realized and unrealized gain
  (loss) on investment
  transactions                          1.30         1.30        .99     (2.34)       (.96)
                                      -------      ------     -------     -------   -------
Net increase (decrease) in net
  asset value from operations           1.46         1.45       1.10     (2.20)       (.77)
                                      -------      ------     -------     -------   -------

Less: Dividends and Distributions
Dividends from net investment
  income                               (.12)        (.15)      (.12)      (.14)       (.18)
Distributions from net realized
  gain on investment transactions        -0-          -0-        -0-      (.75)       (.65)
                                      -------      ------     -------     -------   -------
Total dividends and distributions      (.12)        (.15)      (.12)      (.89)       (.83)
                                      -------      ------     -------     -------   -------
Net asset value, end of period        $11.72       $10.38     $ 9.08      $8.10      $11.19
                                      =======      ======     =======     =======   =======

Total Return
Total investment return based on
  net asset value (c)                 14.21%       15.84%     13.56%   (16.76)%     (6.29)%

Ratios/Supplemental Data
Net assets, end of period
  (000s omitted)                    $328,749     $497,049   $500,525   $553,145    $685,788
Ratio to average net assets of:
   Expenses                             .05%      .04%(e)       .04%       .04%        .04%
   Net investment income               1.47%     1.36%(e)      1.20%      2.00%       1.67%
Portfolio turnover rate                  52%          65%        54%        60%         38%




                AllianceBernstein Small-Mid Cap Growth Portfolio


                                                     Year Ended August 31,
                                     2012        2011         2010       2009        2008
                                    -------      ------     -------     -------   -------
Net asset value, beginning of
  period                              $16.09       $11.77     $10.18     $12.62      $14.79

Income From Investment Operations

Net investment income (a)                .08          .07        .05        .04         .05
Net realized and unrealized gain
  (loss) on investment
  transactions                          2.15         4.32       1.59     (2.44)       (.78)

Contributions from Adviser               -0-          -0-        -0-     .00(b)         .01
                                      -------      ------     -------     -------   -------
Net increase (decrease) in net
  asset value from operations           2.23         4.39       1.64     (2.40)       (.72)
                                      -------      ------     -------     -------   -------

Less: Dividends and Distributions
Dividends from net investment
  income                               (.09)        (.07)      (.05)      (.04)       (.06)
Distributions from net realized
  gain on investment transactions     (5.00)          -0-        -0-        -0-      (1.39)
                                      -------      ------     -------     -------   -------
Total dividends and distributions     (5.09)        (.07)      (.05)      (.04)      (1.45)
                                      -------      ------     -------     -------   -------
Net asset value, end of period        $13.23       $16.09     $11.77      $0.18      $12.62
                                      =======      ======     =======     =======   =======

Total Return
Total investment return based on
  net asset value (c)              17.77%(d)    37.31%(d)     16.13%   (18.97)%     (5.84)%

Ratios/Supplemental Data
Net assets, end of period (000s
  omitted)                          $328,634     $504,936   $520,593   $548,279    $686,291
Ratio to average net assets of:
   Expenses                             .06%      .04%(e)       .04%       .05%        .04%
   Net investment income                .55%      .43%(e)       .46%       .49%        .39%
Portfolio turnover rate                  68%          75%        91%       107%         88%


              AllianceBernstein Multi-Asset Real Return Portfolio



                                                     Year Ended August 31,
                                     2012*       2011*        2010       2009        2008
                                    -------      ------     -------     -------   -------
Net asset value, beginning of
  period                               $9.13        $8.57     $7.68       $9.56      $13.90

Income From Investment Operations

Net investment income (a)                .18          .24       .28         .28         .36
Net realized and unrealized gain
  (loss) on investment and
  foreign currency transactions        (.25)         1.06       .83      (2.11)      (2.32)
                                      -------      ------     -------     -------   -------
Net increase (decrease) in net
  asset value from operations          (.07)         1.30      1.11      (1.83)      (1.96)
                                      -------      ------     -------     -------   -------

Less: Dividends and Distributions
Dividends from net investment
  income                               (.39)        (.74)     (.22)       (.05)      (1.33)
Distributions from net realized
  gain on investment transactions        -0-          -0-       -0-         -0-      (1.05)
                                      -------      ------     -------     -------   -------
Total dividends and distributions      (.39)        (.74)     (.22)       (.05)      (2.38)
                                      -------      ------     -------     -------   -------
Net asset value, end of period         $8.67        $9.13     $8.57       $7.68       $9.56
                                      =======      ======     =======     =======   =======

Total Return
Total investment return based on
  net asset value (c)              (.45)%(d)       15.42%    14.68%    (19.25)%    (17.38)%

Ratios/Supplemental Data
Net assets, end of period (000s
  omitted)                         $ 547,929     $937,281  $952,042    $994,537  $1,132,381
Ratio to average net assets of:
   Expenses                             .06%      .05%(e)      .03%        .05%        .07%
   Net investment income               2.11%     2.52%(e)     3.43%       4.46%       3.11%
Portfolio turnover rate                 110%         156%       57%         76%         46%


               AllianceBernstein Volatility Management Portfolio



                                                                April 16,
                                  Year Ended     Year Ended     2010 (f) to
                                  August 31,     August 31,      August 31,
                                     2012           2011          2010
                                  ----------     ----------     ------------

Net asset value, beginning of
  period                           $   10.27      $    9.31       $ 10.00

Income From Investment Operations
Net investment income (a)                .07         .09(g)        .04(g)
Net realized and unrealized gain
  (loss) on investment and
  foreign currency transactions          .24           1.36         (.73)
                                   ---------      ---------       --------

Net increase (decrease) in net
  asset value from operations            .31           1.45         (.69)
                                   ---------      ---------       --------

Less: Dividends and Distributions
Dividends from net investment
  income                               (.06)          (.08)           -0-
Distributions from net realized
  gain on investment
  transactions                         (.28)          (.41)           -0-
                                   ---------      ---------       --------
Total dividends and
  distributions                        (.34)          (.49)           -0-
                                   ---------      ---------       --------
Net asset value, end of period     $   10.24      $   10.27       $  9.31
                                   =========      =========       =========

Total Return
Total investment return based on
  net asset value (c)                  3.10%         15.61%       (6.90)%

Ratios/Supplemental Data
Net assets, end of period  $
  (000,000's omitted)              $   1,688      $     284       $   296
Ratio to average net assets of:
   Expenses, net of
    waivers/reimbursements              .04%        .15%(e)       .15%(e)(h)
   Expenses, before
    waivers/reimbursements              .04%        .16%(e)       .21%(e)(h)
   Net investment income                .68%      .88%(e)(g)     1.06%(e)(g)(h)
Portfolio turnover rate                 130%            81%           51%


---------------------

(a)   Based on average shares outstanding during the period.

(b)   Amount is less than $0.005.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.


(d) Includes the impact of proceeds received and credited to the Portfolio resulting from the class action settlements, which enhanced the performance for the U.S. Value Portfolio for the year ended August 31, 2012 by 0.01%, U.S. Large Cap Growth Portfolio for the years ended August 31, 2012, August 31, 2011 and August 31, 2010 by 0.02%, 0.01%, and 0.01%, respectively, Small-Mid Cap Growth Portfolio for the years ended August 31, 2012 and August 31, 2011 by 0.01% and 0.01%, respectively, and Multi-Asset Real Return Portfolio for the year ended August 31, 2012 by 0.01%.


(e)   The ratio includes expenses attributable to costs of proxy solicitation.

(f)   Commencement of operations.

(g)   Net of fees and expenses waived/reimbursed by the Adviser.

(h)   Annualized.

*     Consolidated.


+     Includes the Adviser's reimbursement in respect of the Lehman Bankruptcy
Claim which contributed to the Portfolio's performance by 0.09% for the year ended August 31, 2012.

--------------------------------------------------------------------------------
                                   APPENDIX A
                                  BOND RATINGS
--------------------------------------------------------------------------------

MOODY'S INVESTORS SERVICE, INC.
Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards.
  Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa--Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Absence of Rating--When no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1. An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities or companies that are unrated as a matter of policy.

3. There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available, reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note--Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS SERVICES
AAA--Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated BBB normally exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C--Debt rated BB, B, CCC, CC or C is regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB--Debt rated BB is less vulnerable to nonpayment than other speculative debt.
  However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to an inadequate capacity to pay interest and repay principal.

B--Debt rated B is more vulnerable to nonpayment than debt rated BB, but there is capacity to pay interest and repay principal. Adverse business, financial or economic conditions will likely impair the capacity or willingness to pay principal or repay interest.

CCC--Debt rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions to pay interest and repay principal. In the event of adverse business, financial or economic conditions, there is not likely to be capacity to pay interest or repay principal.

CC--Debt rated CC is currently highly vulnerable to nonpayment.

C--The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments are being continued.

D--The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred.

Plus (+) or Minus (-)--The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR--Not rated.

FITCH RATINGS
AAA--Bonds considered to be investment grade and of the highest credit quality.
  The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality.
  The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C--Bonds are in imminent default in payment of interest or principal.

DDD, DD, D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) Minus (-)--Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA, DDD, DD or D categories.

NR--Indicates that Fitch does not rate the specific issue.

DOMINION BOND RATING SERVICE LIMITED
Each rating category is denoted by the subcategories "high" and "low". The absence of either a "high" or "low" designation indicates the rating is in the "middle" of the category. The AAA and D categories do not utilize "high", "middle", and "low" as differential grades.

AAA--Long-term debt rated AAA is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present that would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a credible track record of superior performance. Given the extremely high standard that Dominion has set for this category, few entities are able to achieve a AAA rating.

AA--Long-term debt rated AA is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated AAA only to a small degree. Given the extremely restrictive definition Dominion has for the AAA category, entities rated AA are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

A--Long-term debt rated "A" is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of AA rated entities. While "A" is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

BBB--Long-term debt rated BBB is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

BB--Long-term debt rated BB is defined to be speculative and non-investment grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.

B--Long-term debt rated B is considered highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

CCC, CC and C--Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated B. Long-term debt rated below B often has features which, if not remedied, may lead to default. In practice, there is little difference between these three categories, with CC and C normally used for lower ranking debt of companies for which the senior debt is rated in the CCC to B range.

D--A security rated D implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, Dominion may not assign a D rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the D rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by Dominion.

For more information about the Portfolios, the following documents are available upon request:

Annual and Semi-Annual Reports to Shareholders

The Portfolios' annual and semi-annual reports to shareholders contain additional information on the Portfolios' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Portfolio's performance during its last fiscal year.

Statement of Additional Information (SAI)
The Portfolios have an SAI, which contains more detailed information about the Portfolios, including their operations and investment policies. The Portfolios' SAI and the independent registered public accounting firm's report and financial statements in each Portfolio's most recent annual report to shareholders are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Portfolios, by contacting your broker or other financial intermediary, or by contacting the Adviser:

By Mail:      AllianceBernstein Investor Services, Inc.
              P.O. Box 786003
              San Antonio, TX 78278-6003

By Phone:     For Information: (800) 221-5672
              For  Literature: (800) 227-4618

Or you may view or obtain these documents from the Securities and Exchange Commission (the "Commission"):

o Call the Commission at 1-202-551-8090 for information on the operation of the Public Reference Room.

o Reports and other information about the Portfolio are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

o Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-1520.

On the Internet:      www.sec.gov

You also may find these documents and more information about the Adviser and the Portfolios on the Internet at: www.AllianceBernstein.com.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner AllianceBernstein L.P.

Investment Company Act File No. 811-21673

                   THE ALLIANCEBERNSTEIN POOLING PORTFOLIOS:


                     ALLIANCEBERNSTEIN U.S. VALUE PORTFOLIO
               ALLIANCEBERNSTEIN U.S. LARGE CAP GROWTH PORTFOLIO
                ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO
                ALLIANCEBERNSTEIN INTERNATIONAL GROWTH PORTFOLIO ALLIANCEBERNSTEIN SHORT DURATION BOND PORTFOLIO
                       ALLIANCEBERNSTEIN GLOBAL CORE BOND PORTFOLIO
             ALLIANCEBERNSTEIN BOND INFLATION PROTECTION PORTFOLIO
                     ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO
                ALLIANCEBERNSTEIN SMALL-MID CAP VALUE PORTFOLIO
                ALLIANCEBERNSTEIN SMALL-MID CAP GROWTH PORTFOLIO
              ALLIANCEBERNSTEIN MULTI-ASSET REAL RETURN PORTFOLIO
               ALLIANCEBERNSTEIN VOLATILITY MANAGEMENT PORTFOLIO
            (each a "Portfolio" and collectively, the "Portfolios")


--------------------------------------------------------------------------------

                 c/o AllianceBernstein Investor Services, Inc.
                 P.O. Box 786003, San Antonio, Texas 78278-6003
                            Toll Free (800) 221-5672
                    For Literature: Toll Free (800) 227-4618

--------------------------------------------------------------------------------


                      STATEMENT OF ADDITIONAL INFORMATION
                               December 31, 2012


--------------------------------------------------------------------------------


            This Statement of Additional Information ("SAI") is not a prospectus but supplements and should be read in conjunction with the current prospectus (the "Prospectus") dated December 31, 2012 for AllianceBernstein U.S. Value Portfolio ("U.S. Value"), AllianceBernstein U.S. Large Cap Growth Portfolio ("U.S. Large Cap Growth"), AllianceBernstein International Value Portfolio ("International Value"), AllianceBernstein International Growth ("International Growth"), AllianceBernstein Short Duration Bond Portfolio ("Short Duration Bond"), AllianceBernstein Global Core Bond Portfolio ("Global Core Bond"), AllianceBernstein Bond Inflation Protection Portfolio ("Bond Inflation Protection"), AllianceBernstein High-Yield Portfolio ("High-Yield"), AllianceBernstein Small-Mid Cap Value Portfolio ("Small-Mid Cap Value"), AllianceBernstein Small-Mid Cap Growth Portfolio ("Small-Mid Cap Growth"), AllianceBernstein Multi-Asset Real Return Portfolio ("Multi-Asset Real Return") and AllianceBernstein Volatility Management Portfolio ("Volatility Management") of The AllianceBernstein Pooling Portfolios (the "Trust"). Financial statements for the Portfolios are included in the annual report to shareholders and are incorporated into this SAI by reference. Copies of the Prospectus and annual report may be obtained by contacting AllianceBernstein Investor Services, Inc. ("ABIS") at the address or the "For Literature" telephone number shown above or on the Internet at www.AllianceBernstein.com.

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----

INFORMATION ABOUT THE PORTFOLIOS AND THEIR INVESTMENTS.........................3

INVESTMENT RESTRICTIONS.......................................................54

MANAGEMENT OF THE PORTFOLIOS..................................................55

EXPENSES OF THE PORTFOLIOS....................................................95

PURCHASE OF SHARES............................................................96

REDEMPTION AND REPURCHASE OF SHARES...........................................97

NET ASSET VALUE...............................................................98

DIVIDENDS, DISTRIBUTIONS AND TAXES...........................................101

PORTFOLIO TRANSACTIONS.......................................................112

GENERAL INFORMATION..........................................................117

FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT REGISTERED
      PUBLIC ACCOUNTING FIRM.................................................129

APPENDIX A:  DESCRIPTION OF CORPORATE BOND RATINGS...........................A-1

APPENDIX B:  STATEMENT OF POLICIES AND PROCEDURES FOR PROXY VOTING...........B-1

--------
AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

--------------------------------------------------------------------------------
             INFORMATION ABOUT THE PORTFOLIOS AND THEIR INVESTMENTS
--------------------------------------------------------------------------------

Introduction to the Portfolios
------------------------------

            Each Portfolio is a series of the Trust. The Trust is an open-end investment company. Except as otherwise noted, the Portfolios' investment objectives and policies described below are not designated "fundamental policies" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act") and may be changed by the Board of Trustees of the Trust (the "Board" or the "Trustees") with respect to the Portfolios without approval of the shareholders of the Portfolios. However, no Portfolio will change its investment objective without at least 60 days' prior written notice. There is no guarantee that a Portfolio will achieve its investment objective. Whenever any investment policy or restriction states a percentage of the Portfolios' assets that may be invested in any security or other asset, it is intended that such percentage limitation be determined immediately after and as a result of the Portfolios' acquisition of such securities or other assets. Accordingly, any later increases or decreases in percentage beyond the specified limitations resulting from a change in values or net assets will not be considered a violation of this percentage limitation.

Additional Investment Policies and Practices
--------------------------------------------

            The following information about the Portfolios' investment policies and practices supplements the information set forth in the Prospectus.

Derivatives
-----------


            A Portfolio may, but is not required to, use derivatives for hedging or risk management purposes or as part of its investment practices. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices.


            There are four principal types of derivatives - options, futures, forwards and swaps. These principal types of derivative instruments, as well as the methods in which they may be used by a Portfolio are described below. Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated. The Portfolios may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets.

            Forward Contracts. A forward contract, which may be standardized and exchange-traded or customized and privately negotiated, is an agreement for one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the commodity or other tangible asset underlying the forward contract to an agreed-upon location at a future date (rather than settled by cash) or will be rolled forward into a new forward contract. Non-deliverable forwards ("NDFs") specify a cash payment upon maturity.

            Futures Contracts and Options on Futures Contracts. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or canceled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.


            Options. An option, which may be standardized and exchange-traded or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a "call") or sell (a "put") the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).


            Swaps. A swap, which may be standardized and exchange-traded or customized and privately negotiated, is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). Swaps are entered into on a net basis (i.e., the two payment streams are netted out, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments). Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction.

            Risks of Derivatives. Investment techniques employing such derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives.

                  -- Market Risk. This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to a Portfolio's interest.

                  -- Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Portfolio's investment portfolio, and the ability to forecast price, interest rate or currency exchange rate movements correctly.

                  -- Credit Risk. This is the risk that a loss may be sustained by a Portfolio as a result of the failure of another party to a derivative (usually referred to as a "counterparty") to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearinghouse, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearinghouse in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, a Portfolio considers the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

                  -- Liquidity Risk. Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

                  -- Leverage Risk. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.


                  -- Risk of Governmental Regulation of Derivatives. Recent legislation and regulatory developments will eventually require the clearing and exchange trading of most over-the-counter derivatives investments. It is possible that new regulation of various types of derivative instruments, including futures and swaps, may affect a Portfolio's ability to use such instruments as a part of its investment strategy.


                  -- Other Risks. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering a Portfolio's investment objective.


            Other. A Portfolio may purchase and sell derivative instruments only to the extent that such activities are consistent with the requirements of the Commodity Exchange Act ("CEA"), including registration as a "commodity pool operator". The Portfolios have claimed an exclusion from the definition of commodity pool operator under the CEA and are not currently subject to registration, disclosure and reporting requirements under the CEA. The Commodity Futures Trading Commission ("CFTC") has recently adopted amendments to this exclusion. These amendments become effective December 31, 2012 and may necessitate that the Portfolios comply with regulatory obligations and restrictions under the CEA. Such regulation could affect the Portfolios' expenses or their use of derivative instruments.


Use of Options, Futures, Forwards and Swaps by a Portfolio.
-----------------------------------------------------------

            - Forward Currency Exchange Contracts. A forward currency exchange contract is an obligation by one party to buy, and the other party to sell, a specific amount of a currency for an agreed-upon price at a future date. A forward currency exchange contract may result in the delivery of the underlying asset upon maturity of the contract in return for the agreed-upon payment. NDFs specify a cash payment upon maturity. NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.

            A Portfolio may, for example, enter into forward currency exchange contracts to attempt to minimize the risk to a Portfolio from adverse changes in the relationship between the U.S. Dollar and other currencies. A Portfolio may purchase or sell forward currency exchange contracts for hedging purposes similar to those described below in connection with its transactions in foreign currency futures contracts. A Portfolio may also purchase or sell forward currency exchange contracts for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions".

            If a hedging transaction in forward currency exchange contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the forward currency exchange contract. Nevertheless, by entering into such forward currency exchange contracts, a Portfolio may be required to forgo all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates.

            A Portfolio may also use forward currency exchange contracts to seek to increase total return when AllianceBernstein L.P., the Trust's adviser (the "Adviser") anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by a Portfolio and do not present attractive investment opportunities. For example, a Portfolio may enter into a foreign currency exchange contract to purchase a currency if the Adviser expects the currency to increase in value. A Portfolio would recognize a gain if the market value of the currency is more than the contract value of the currency at the time of settlement of the contract. Similarly, a Portfolio may enter into a foreign currency exchange contract to sell a currency if the Adviser expects the currency to decrease in value. A Portfolio would recognize a gain if the market value of the currency is less than the contract value of the currency at the time of settlement of the contract.

            The cost of engaging in forward currency exchange contracts varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currencies are usually conducted on a principal basis, no fees or commissions are involved.

            - Options on Securities. A Portfolio may write and purchase call and put options on securities. In purchasing an option on securities, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise a Portfolio would experience a loss not greater than the premium paid for the option. Thus, a Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to a Portfolio.


            A Portfolio may write a put or call option in return for a premium, which is retained by a Portfolio whether or not the option is exercised. A Portfolio may write covered options or uncovered options. A call option written by a Portfolio is "covered" if a Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than the call option it has written. A put option written by a Portfolio is covered if a Portfolio holds a put option on the underlying security with an exercise price equal to or greater than the put option it has written. Uncovered options or "naked options" are riskier than covered options. For example, if a Portfolio wrote a naked call option and the price of the underlying security increased, the Portfolio would have to purchase the underlying security for delivery to the call buyer and sustain a loss equal to the difference between the option price and the market price of the security. A Portfolio may purchase call options to hedge against an increase in the price of securities that a Portfolio anticipates purchasing in the future. If such an increase occurs, the call option will permit a Portfolio to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to a Portfolio and a Portfolio will suffer a loss on the transaction to the extent of the premium paid. A Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written in negotiated transactions may be illiquid and it may not be possible for the Portfolio to effect a closing transaction at a time when the Adviser believes it would be advantageous to do so.

            A Portfolio may also purchase call options to hedge against an increase in the price of securities that the Portfolio anticipates purchasing in the future. If such increase occurs, the call option will permit the Portfolio to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Portfolio and the Portfolio will suffer a loss on the transaction to the extent of the premium paid.

            A Portfolio may purchase put options to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Portfolio to sell the securities at the exercise price or to close out the options at a profit. By using put options in this way, the Portfolio will reduce any profit it might otherwise have realized on the underlying security by the amount of the premium paid for the put option and by transaction costs.


            A Portfolio may also, as an example, write combinations of put and call options on the same security, known as "straddles", with the same exercise and expiration date. By writing a straddle, a Portfolio undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises above the exercise price, the call will likely be exercised and a Portfolio will be required to sell the underlying security at or below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.


            A Portfolio may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions. By writing a call option, a Portfolio limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Portfolio assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. Where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.


            --Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

            A Portfolio may write (sell) call and put options and purchase call and put options on securities indices. If a Portfolio purchases put options on securities indices to hedge its investments against a decline in the value of portfolio securities, it will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of a Portfolio's investments does not decline as anticipated, or if the value of the option does not increase, a Portfolio's loss will be limited to the premium paid for the option. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of a Portfolio's security holdings.

            The purchase of call options on securities indices may be used by a Portfolio to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when a Portfolio holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, a Portfolio will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when a Portfolio is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing call options on securities a Portfolio owns.


            -- Other Option Strategies. In an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of its portfolio from a decline in value, sometimes within certain ranges, a Portfolio may use option strategies such as the concurrent purchase of a call or put option, including on individual securities and stock indexes, futures contracts (including on individual securities and stock indexes) or shares of exchange-traded funds ("ETFs") at one strike price and the writing of a call or put option on the same individual security, stock index, futures contract or ETF at a higher strike price in the case of a call option or at a lower strike price in the case of a put option. The maximum profit from this strategy would result for the call options from an increase in the value of the individual security, stock index, futures contract or ETF above the higher strike price or for the put options the decline in the value of the individual security, stock index, futures contract or ETF below the lower strike price. If the price of the individual security, stock index, futures contract or ETF declines in the case of the call option or increases in the case of the put option, the Portfolio has the risk of losing the entire amount paid for the call or put options.


            --Options on Foreign Currencies. A Portfolio may purchase and write options on foreign currencies for hedging and non-hedging purposes. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, a Portfolio will have the right to sell such currency for a fixed amount in dollars and could thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

            Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Portfolio from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Portfolio could sustain losses on transactions in foreign currency options which would require it to forgo a portion or all of the benefits of advantageous changes in such rates.

            A Portfolio may write options on foreign currencies for hedging purposes or to increase return. For example, where a Portfolio anticipates a decline in the dollar value of non-U.S. Dollar-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities could be offset by the amount of the premium received.

            Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency, which, if rates move in the manner projected, will expire unexercised and allow a Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and a Portfolio will be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio also may be required to forgo all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

            In addition to using options for the hedging purposes described above, a Portfolio may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies. A Portfolio may use options on currency to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by a Portfolio and do not present attractive investment opportunities. For example, a Portfolio may purchase call options in anticipation of an increase in the market value of a currency. A Portfolio would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise, a Portfolio would realize no gain or a loss on the purchase of the call option. Put options may be purchased by a Portfolio for the purpose of benefiting from a decline in the value of a currency that a Portfolio does not own. A Portfolio would normally realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise, a Portfolio would realize no gain or loss on the purchase of the put option. For additional information on the use of options on foreign currencies for non-hedging purposes, see "Currency Transactions" below.

            Special Risks Associated with Options on Currencies. An exchange-traded options position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although a Portfolio will generally purchase or sell options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Portfolio would have to exercise its options in order to realize any profit and would incur transaction costs on the sale of the underlying currency.

            --Futures Contracts and Options on Futures Contracts. Futures contracts that a Portfolio may buy and sell may include futures contracts on fixed-income or other securities, and contracts based on interest rates, foreign currencies or financial indices, including any index of U.S. Government securities. A Portfolio may, for example, purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies.

            Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Portfolio's current or intended investments in fixed-income securities. For example, if a Portfolio owned long-term bonds and interest rates were expected to increase, that Portfolio might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Portfolio's portfolio. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Portfolio to hedge its interest rate risk without having to sell its portfolio securities. If interest rates were to increase, the value of the debt securities in the portfolio would decline, but the value of that Portfolio's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value (the "NAV") of that Portfolio from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, a Portfolio could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash becomes available or the market has stabilized. At that time, the interest rate futures contracts could be liquidated and that Portfolio's cash reserves could then be used to buy long-term bonds on the cash market.


            A Portfolio may purchase and sell foreign currency futures contracts for hedging or risk management purposes in order to protect against fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of non-U.S. Dollar-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. A Portfolio may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. If such a decline were to occur, the resulting adverse effect on the value of non-U.S. Dollar-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, a Portfolio's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.


            Conversely, a Portfolio could protect against a rise in the dollar cost of non-U.S. Dollar-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Portfolio purchases futures contracts under such circumstances, however, and the price in dollars of securities to be acquired instead declines as a result of appreciation of the dollar, a Portfolio will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

            A Portfolio may also engage in currency "cross hedging" when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that a Portfolio may achieve protection against fluctuations in currency exchange rates similar to those described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. Dollar or the currency in which the foreign security is denominated. Such "cross hedging" is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the U.S. Dollar.

            A Portfolio may also use foreign currency futures contracts and options on such contracts for non-hedging purposes. Similar to options on currencies described above, a Portfolio may use foreign currency futures contracts and options on such contracts to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by a Portfolio and do not present attractive investment opportunities. The risks associated with foreign currency futures contracts and options on futures are similar to those associated with options on foreign currencies, as described above. For additional information on the use of options on foreign currencies for non-hedging purposes, see "Currency Transactions" below.

            Purchases or sales of stock or bond index futures contracts may be used for hedging purposes to attempt to protect a Portfolio's current or intended investments from broad fluctuations in stock or bond prices. For example, a Portfolio may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of a Portfolio's portfolio securities that might otherwise result. If such a decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in whole or in part, offset increases in the cost of securities that a Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.



            Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by a Portfolio will be traded on U.S. exchanges.

            The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities in a Portfolio's portfolio. If the futures price at expiration of the option is below the exercise price, a Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in a Portfolio's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the put option is higher than the exercise price, a Portfolio will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which a Portfolio intends to purchase. If a put or call option a Portfolio has written is exercised, a Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, a Portfolio's losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.


            A Portfolio may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Portfolio could, in lieu of selling futures contracts, purchase put options thereon. In the event that such a decrease were to occur, it may be offset, in whole or in part, by a profit on the option. If the anticipated market decline were not to occur, a Portfolio will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Portfolio will increase prior to acquisition due to a market advance or changes in interest or exchange rates, a Portfolio could purchase call options on futures contracts, rather than purchasing the underlying futures contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, a Portfolio will suffer a loss equal to the price of the call, but the securities that a Portfolio intends to purchase may be less expensive.


            - Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Portfolio may be either the buyer or seller in the transaction. As a seller, a Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, a Portfolio typically must pay the contingent payment to the buyer. The contingent payment will be either (i) the "par value" (full amount) of the reference obligation in which case the Portfolio will receive the reference obligation in return, or (ii) an amount equal to the difference between the par value and the current market value of the obligation. The value of the reference obligation received by a Portfolio as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio. If a Portfolio is a buyer and no credit event occurs, the Portfolio will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

            Credit default swaps may involve greater risks than if a Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.

            - Currency Swaps. A Portfolio may enter into currency swaps for hedging purposes in an attempt to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions". Currency swaps involve the exchange by a Portfolio with another party of a series of payments in specified currencies. Actual principal amounts of currencies may be exchanged by the counterparties at the initiation and again upon termination of the transaction. Since currency swaps are individually negotiated, a Portfolio expects to achieve an acceptable degree of correlation between its portfolio investments and its currency swaps positions. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A Portfolio will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized statistical rating organization at the time of entering into the transaction. If there is a default by the other party to such a transaction, a Portfolio will have contractual remedies pursuant to the agreements related to the transactions.

            - Swaps: Interest Rate Transactions. A Portfolio may enter into interest rate swap, swaption and cap or floor transactions, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities a Portfolio anticipates purchasing at a later date. Unless there is a counterparty default, the risk of loss to a Portfolio from interest rate transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the counterparty to an interest rate transaction defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive.


            Interest rate swaps involve the exchange by a Portfolio with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating rate payments for fixed-rate payments) computed based on a contractually-based principal (or "notional") amount.


            An option on a swap agreement, also called a "swaption", is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium". A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

            Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor.

            Caps and floors are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. A Portfolio will enter into interest rate swap, swaption, cap or floor transactions only with counterparties who have credit ratings of at least A- (or the equivalent) from any one nationally recognized statistical rating organization or counterparties with guarantors with debt securities having such a rating.


            - Inflation (CPI) Swaps. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other party pays a compounded fixed rate. Inflation swap agreements may be used to protect the NAV of the Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.


            - Total Return Swaps. A Portfolio may enter into total return swaps in order to take a "long" or "short" position with respect to an underlying referenced asset. The Portfolio is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

            Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio's exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.


            - Variance and Correlation Swaps. A Portfolio may enter into variance or correlation swaps in an attempt to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on an underlying asset or index. Actual "variance" as used here is defined as the sum of the square of the returns on the reference asset or index (which in effect is a measure of its "volatility") over the length of the contract term. In other words, the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility. Correlation swaps are contracts in which two parties agree to exchange cash payments based on the differences between the stated and the actual correlation realized on the underlying equity securities within a given equity index. "Correlation" as used here is defined as the weighted average of the correlations between the daily returns of each pair of securities within a given equity index. If two assets are said to be closely correlated, it means that their daily returns vary in similar proportions or along similar trajectories.




            - Synthetic Foreign Equity Securities. A Portfolio may invest in different types of derivatives generally referred to as synthetic foreign equity securities. These securities may include international warrants or local access products. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer of the warrant for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index, in each case upon exercise by the Portfolio. Local access products are similar to options in that they are exercisable by the holder for an underlying security or a cash payment based upon the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style, which means that they may be exercised only on the expiration date.

            Other types of synthetic foreign equity securities in which a Portfolio may invest include covered warrants and low exercise price warrants. Covered warrants entitle the holder to purchase from the issuer, typically a financial institution, upon exercise, common stock of an international company or receive a cash payment (generally in U.S. Dollars). The issuer of the covered warrant usually owns the underlying security or has a mechanism, such as owning equity warrants on the underlying securities, through which it can obtain the securities. The cash payment is calculated according to a predetermined formula, which is generally based on the difference between the value of the underlying security on the date of exercise and the strike price. Low exercise price warrants are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless, resulting in a total loss of the purchase price of the warrants.

            A Portfolio's investments in synthetic foreign equity securities will be those issued by entities deemed to be creditworthy by the Adviser, which will monitor the creditworthiness of the issuers on an ongoing basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.

            International warrants also include equity warrants, index warrants, and interest rate warrants. Equity warrants are generally issued in conjunction with an issue of bonds or shares, although they also may be issued as part of a rights issue or scrip issue. When issued with bonds or shares, they usually trade separately from the bonds or shares after issuance. Most warrants trade in the same currency as the underlying stock (domestic warrants), but also may be traded in different currency (euro-warrants). Equity warrants are traded on a number of foreign exchanges and in over-the-counter markets. Index warrants and interest rate warrants are rights created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, respectively, an equity index or a specific bond issue or interest rate index at a certain level over a fixed period of time. Index warrants transactions settle in cash, while interest rate warrants can typically be exercised in the underlying instrument or settle in cash.


            A Portfolio also may invest in long-term options of, or relating to, international issuers. Long-term options operate much like covered warrants. Like covered warrants, long term-options are call options created by an issuer, typically a financial institution, entitling the holder to purchase from the issuer outstanding securities of another issuer. Long-term options have an initial period of one year or more, but generally have terms between three and five years. Unlike U.S. options, long-term European options do not settle through a clearing corporation that guarantees the performance of the counterparty. Instead, they are traded on an exchange and are subject to the exchange's trading regulations.


            - Eurodollar Instruments. Eurodollar instruments are essentially U.S. Dollar-denominated futures contracts or options thereon that are linked to the London Interbank Offered Rate and are subject to the same limitations and risks as other futures contracts and options.

            - Currency Transactions. A Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or un-hedged basis. The Adviser may actively manage a Portfolio's currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by a Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. A Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

Bank Obligations
----------------

            The Portfolios may invest in bank obligations, including certificates of deposit, bankers' acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.

            Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

Convertible Securities
----------------------


            Convertible securities include bonds, debentures, corporate notes and preferred stocks. Convertible securities are instruments that are convertible at a stated exchange rate into shares of the underlying common stock. Prior to their conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they do enable the investors to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa3 or lower by Moody's Investors Service or BBB- or lower by Standard & Poor's Rating Services ("S&P"), or Fitch Ratings ("Fitch") and comparable unrated securities as determined by the Adviser, may share some or all of the risk of non-convertible debt securities with those ratings.


            When the market price of the common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure. They are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

Depositary Receipts
-------------------

            A Portfolio may invest in depositary receipts. American Depositary Receipts ("ADRs") are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other types of depositary receipts are typically issued by non-U.S. banks or trust companies and evidence ownership of underlying securities issued by either a U.S. or non-U.S. company. Transactions in these securities may not necessarily be settled in the same currency as transactions in the securities into which they represent. In addition, the issuers of the securities of unsponsored depositary receipts are not obligated to disclose material information in the United States. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets; EDRs, in bearer form, are designed for use in European securities markets and GDRs, in bearer form, are designed for use in two or more securities markets, such as Europe and Asia.

Forward Commitments and When-Issued and Delayed Delivery Securities
-------------------------------------------------------------------

            Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade). When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made. The Portfolio assumes the rights and risks of ownership of the security, but the Portfolio does not pay for the securities until they are received. If a Portfolio is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. Leveraging the Portfolio in this manner may increase the Portfolio's volatility of returns.

            The use of forward commitments enables a Portfolio to protect against anticipated changes in exchange rates, interest rates and/or prices. For instance, a Portfolio may enter into a forward contract when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). In addition, when a Portfolio believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of that Portfolio's securities denominated in such foreign currency, or when the Portfolio believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). If the Adviser were to forecast incorrectly the direction of exchange rate movements, a Portfolio might be required to complete such when-issued or forward transactions at prices inferior to the then current market values.


            Forward commitments include "to be announced" ("TBA") mortgage-backed securities, which are contracts for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date, whereby the specific mortgage pool number or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Subsequent to the time of the trade, a mortgage pool or pools guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Association, or FHLMC (including fixed-rate or variable rate mortgages) are allocated to the TBA mortgage-backed securities transactions.


            When-issued securities and forward commitments may be sold prior to the settlement date, but the Portfolios enter into when-issued and forward commitments only with the intention of actually receiving securities or delivering them, as the case may be. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of a Portfolio's assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Portfolio's NAV.

            At the time the Portfolio intends to enter into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.

            Purchases of securities on a forward commitment or when-issued basis may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, the Portfolio subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, the Portfolio may have to sell assets which have been set aside in order to meet redemptions. In addition, if a Portfolio determines it is advisable as a matter of investment strategy to sell the forward commitment or "when-issued" or "delayed delivery" securities before delivery, the Portfolio may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss for tax purposes. When the time comes to pay for the securities to be purchased under a forward commitment or on a "when-issued" or "delayed delivery" basis, the Portfolio will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or "when-issued" or "delayed delivery" securities themselves (which may have a value greater or less than each Portfolio's payment obligation). No interest or dividends accrue to the purchaser prior to the settlement date for securities purchased or sold under a forward commitment. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent, or defaults on its obligation, a Portfolio may be adversely affected.

Illiquid Securities
-------------------

            A Portfolio will not invest in illiquid securities if immediately after such investment more than 15% or such other amount permitted by guidance regarding the 1940 Act of the Portfolio's net assets would be invested in such securities. For this purpose, illiquid securities include, among others, (a) direct placements or other securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), (b) options purchased by a Portfolio over-the-counter and the cover for options written by a Portfolio over-the-counter, and (c) repurchase agreements not terminable within seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation.

            Mutual funds do not typically hold a significant amount of restricted securities (securities that are subject to restrictions on resale to the general public) or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund may also have to take certain steps or wait a certain amount of time in order to remove the transfer restrictions for such restricted securities in order to dispose of them, resulting in additional expense and delay.

            Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by a Portfolio, however, could affect adversely the marketability of such portfolio securities and the Portfolio might be unable to dispose of such securities promptly or at reasonable prices.

            The Adviser, acting under the oversight of the Board of Trustees, will monitor the liquidity of restricted securities in a Portfolio that are eligible for resale pursuant to Rule 144A. In reaching liquidity decisions, the Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers issuing quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security; (5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable Securities and Exchange Commission ("SEC") interpretation or position with respect to such type of securities.


Investment in Exchange-Traded Funds and Other Investment Companies
------------------------------------------------------------------

            A Portfolio may invest in shares of ETFs, in certain cases, significantly, subject to the restrictions and limitations of the 1940 Act, or any applicable rules, exemptive orders or regulatory guidance. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. ETFs will not track their underlying indices precisely since the ETFs have expenses and may need to hold a portion of their assets in cash, unlike the underlying indices, and the ETFs may not invest in all of the securities in the underlying indices in the same proportion as the indices for varying reasons. A Portfolio will incur transaction costs when buying and selling ETF shares, and indirectly bear the expenses of the ETFs. In addition, the market value of an ETF's shares, which are based on supply and demand in the market for the ETF's shares, may differ from their NAV. Accordingly, there may be times when an ETF's shares trade at a discount to its NAV.

            A Portfolio may also invest in investment companies other than ETFs, as permitted by the 1940 Act or the rules and regulations thereunder. As with ETF investments, if a Portfolio acquires shares in other investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Portfolio's expenses. The Portfolios intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act.


Infrastructure Investments
--------------------------

            Multi-Asset Real Return may invest in infrastructure-related securities. Infrastructure entities include companies in the infrastructure business and infrastructure projects and assets representing a broad range of businesses, types of projects and assets. The risks that may be applicable to an infrastructure entity vary based on the type of business, project or asset, its location, the developmental stage of a project and an investor's level of control over the management or operation of the entity.

            Infrastructure entities are typically subject to significant government regulations and other regulatory and political risks, including: expropriation; political violence or unrest, including war, sabotage or terrorism; and unanticipated regulatory changes by a government or the failure of a government to comply with international treaties and agreements. Additionally an infrastructure entity may do business with state-owned suppliers or customers that may be unable or unwilling to fulfill their contractual obligations. Changing public perception and sentiment may also influence a government's level of support or involvement with an infrastructure entity.

            Companies engaged in infrastructure development and construction and infrastructure projects or assets that have not been completed will be subject to construction risks, including: construction delays; delays in obtaining permits and regulatory approvals; unforeseen expenses resulting from budget and cost overruns; inexperienced contractors and contractor errors; and problems related to project design and plans. Due to the numerous risks associated with construction and the often incomplete or unreliable data about projected revenues and income for a project, investing in the construction of an infrastructure project involves significant risks. The ability to obtain initial or additional financing for an infrastructure project is often directly tied to its stage of development and the availability of operational data. A project that is complete and operational is more likely to obtain financing than a project at an earlier stage of development. Additionally, an infrastructure entity may not be able to obtain needed additional financing, particularly during periods of turmoil in the capital markets. The cost of compliance with international standards for project finance may increase the cost of obtaining capital or financing for a project. Alternatively, an investment in debt securities of infrastructure entities may also be subject to prepayment risk if lower-cost financing becomes available.


            Infrastructure projects or assets may also be subject to operational risks, including the project manager's ability to manage the project; unexpected maintenance costs; government interference with the operation of an infrastructure project or asset; obsolescence of a project; and the early exit of a project's equity investors. Additionally, the operator of an infrastructure project or asset may not be able to pass along the full amount of any cost increases to customers.


            An infrastructure entity may be organized under a legal regime that may provide investors with limited recourse against the entity's assets, the sponsor or other non-project assets and there may be restrictions on the ability to sell or transfer assets. Financing for infrastructure projects and assets is often secured by cash flows, underlying contracts, and project assets. An investor may have limited options and there may be significant costs associated with foreclosing upon any assets that secure repayment of a financing.

Investments in Lower-Rated and Unrated Securities
-------------------------------------------------


            A Portfolio may invest in lower-rated securities, which may include securities having the lowest rating for non-subordinated debt securities (i.e., rated C by Moody's or CCC or lower by S&P and Fitch) and unrated securities of equivalent investment quality. Debt securities with such a rating are considered by the rating organizations to be subject to greater risk of loss of principal and interest than higher-rated securities and are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates. These securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal.


            Lower-rated securities generally are considered to be subject to greater market risk than higher-rated securities in times of deteriorating economic conditions. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. The market for lower-rated securities may be thinner and less active than that for higher-quality securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, the Adviser may experience difficulty in valuing such securities and, in turn, the Portfolio's assets. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities. Transaction costs with respect to lower-rated securities may be higher, and in some cases information may be less available, than is the case with investment grade securities.

            Non-rated securities will also be considered for investment by a Portfolio when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's objectives and policies.

            The Adviser will try to reduce the risk inherent in investments in lower-rated fixed-income and unrated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-quality securities, the Adviser's research and credit analysis are a correspondingly more important aspect of its program for managing the Portfolio's securities than would be the case if the Portfolio did not invest in lower-rated securities. In considering investments for the Portfolio, the Adviser will attempt to identify high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. The Adviser's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

            In seeking to achieve a Portfolio's investment objectives, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the Portfolio's portfolio will be unavoidable. Moreover, medium and lower rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the NAV of the Portfolio.



Investments in the Wholly-Owned Subsidiary
------------------------------------------

            Multi-Asset Real Return seeks to gain exposure to commodities and commodities-related investments and derivatives primarily through investments in AllianceBernstein Cayman Inflation Strategy, Ltd., a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands (the "Subsidiary"). Investments in the Subsidiary are expected to provide Multi-Asset Real Return with exposure to the commodity markets within the limitations of Subchapter M of the Internal Revenue Code and recent Internal Revenue Service ("IRS") revenue rulings, as discussed below under "Dividends, Distributions and Taxes". The Subsidiary is a company organized under the laws of the Cayman Islands, and is overseen by its own board of directors. The Portfolio is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors.

            It is expected that the Subsidiary will invest primarily in commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures, backed by a portfolio of inflation-indexed securities and other fixed-income securities. Although the Portfolio may enter into these commodity-linked derivative instruments directly, the Portfolio will likely gain exposure to these derivative instruments indirectly by investing in the Subsidiary. To the extent that the Adviser believes that these commodity-linked derivative instruments are better-suited to provide exposure to the commodities market than commodity index-linked notes, the Portfolio's investment in the Subsidiary will likely increase. The Subsidiary will also invest in inflation-indexed securities and other fixed-income securities, which are intended to serve as margin or collateral for the Subsidiary's derivatives position. To the extent that the Portfolio invests in the Subsidiary, the Portfolio may be subject to the risks associated with those derivative instruments and other securities, which are discussed elsewhere in the Prospectus and this SAI.

            While the Subsidiary may be considered similar to an investment company, it is not registered under the 1940 Act and, unless otherwise noted in the Prospectus and this SAI, is not subject to all of the investor protections of the 1940 Act and other U.S. regulations. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Prospectus and this SAI and could negatively affect the Portfolio and its shareholders.

Loans of Portfolio Securities
-----------------------------


            The Portfolios may seek to increase income by lending portfolio securities to brokers, dealers, and financial institutions ("borrowers") to the extent permitted under the 1940 Act or the rules or regulations thereunder (as such statute, rules, or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act. Under the securities lending program, all securities loans will be secured continually by cash collateral. A principal risk in lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities upon the borrower's default. In determining whether to lend securities to a particular borrower, the Adviser (subject to oversight by the Portfolios' Trustees) will consider all relevant facts and circumstances, including the creditworthiness of the borrower. The loans would be made only to firms deemed by the Adviser to be creditworthy, and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. A Portfolio will be compensated for the loan from a portion of the net return from the interest earned on the cash collateral after a rebate paid to the borrower (which may be a negative amount - i.e., the borrower may pay a fee to the Portfolio in connection with the loan) and payments for fees paid to the securities lending agent and for certain other administrative expenses.


            A Portfolio will have the right to call a loan and obtain the securities loaned on notice to the borrower within the normal and customary settlement time for the securities. While securities are on loan, the borrower is obligated to pay a Portfolio amounts equal to any income or other distribution from the securities.


            A Portfolio will invest any cash collateral in a money market fund that complies with Rule 2a-7, has been approved by the Board and is expected to be advised by the Adviser. Any such investment of cash collateral will be subject to money market funds' investment risk. The Portfolios may pay reasonable finders', administrative, and custodial fees in connection with a loan.


            A Portfolio will not have the right to vote any securities having voting rights during the existence of the loan. A Portfolio will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise voting or ownership rights. When the Portfolio lends its securities, its investment performance will continue to reflect the value of securities on loan.

Loan Participations and Assignments
-----------------------------------

            A Portfolio may invest in direct debt instruments, which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers ("Loans") either by participating as co-lender at the time the loan is originated ("Participations") or by buying an interest in the loan in the secondary market from a financial institution or institutional investor ("Assignments"). The financial status of an institution interposed between a Portfolio and a borrower may affect the ability of a Portfolio to receive principal and interest payments.

            The Portfolio's investment may depend on the skill with which an agent bank administers the terms of the corporate loan agreements, monitors borrower compliance with covenants, collects principal, interest and fee payments from borrowers and, where necessary, enforces creditor remedies against borrowers. Agent banks typically have broad discretion in enforcing loan agreements.


            A Portfolio's investment in Participations typically will result in a Portfolio having a contractual relationship only with the financial institution arranging the Loan with the borrower (the "Lender") and not with the borrower directly. A Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and a Portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Portfolio may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation; but even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation may be impaired. A Portfolio will acquire Participations only if the Lender interpositioned between a Portfolio and the borrower is a Lender having total assets of more than $25 billion and whose senior unsecured debt is rated investment grade (i.e., Baa3 or higher by Moody's or BBB- or higher by S&P) or higher.


            When the Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Portfolio as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender. The assignability of certain obligations is restricted by the governing documentation as to the nature of the assignee such that the only way in which the Portfolio may acquire an interest in a Loan is through a Participation and not an Assignment. The Portfolio may have difficulty disposing of Assignments and Participations because to do so it will have to assign such securities to a third party. Because there is no liquid market for such securities, the Portfolio anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet the Portfolio's liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Portfolio to assign a value to these securities for purposes of valuing the Portfolio's portfolio and calculating its asset value.

            Loans in which a Portfolio may invest may include participations in "bridge loans", which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of an acquisition. A Portfolio may also participate in unfunded loan commitments, which are contractual obligations for future funding, and receive a commitment fee based on the amount of the commitment.


Money Market Securities in which the Portfolios May Invest
----------------------------------------------------------


            Commercial Paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by entities in order to finance their current operations.

            Variable Notes. Variable amount master demand notes and variable amount floating rate notes are obligations that permit the investment of fluctuating amounts by a Portfolio at varying rates of interest pursuant to direct arrangements between a Portfolio, as lender, and the borrower. Master demand notes permit daily fluctuations in the interest rate while the interest rate under variable amount floating rate notes fluctuates on a weekly basis. These notes permit daily changes in the amounts borrowed. The Portfolios have the right to increase the amount under these notes at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for these notes. Master demand notes are redeemable (and, thus, immediately repayable by the borrower) at face value, plus accrued interest, at any time. Variable amount floating rate notes are subject to next-day redemption 14 days after the initial investment therein. With both types of notes, therefore, the Portfolios' right to redeem depends on the ability of the borrower to pay principal and interest on demand. In connection with both types of note arrangements, the Portfolios consider earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, a Portfolio may invest in them only if at the time of an investment the issuer has an outstanding issue of unsecured debt rated Aa or better by Moody's or AA or better by S&P, Fitch, or Duff & Phelps.


Mortgage-Related Securities, Other Asset-Backed Securities and Structured Securities
-------------------------------------------------------------------------


            The mortgage-related securities in which a Portfolio may invest typically are securities representing interests in pools of mortgage loans made by lenders such as savings and loan associations, mortgage bankers and commercial banks and are assembled for sale to investors (such as a Portfolio) by governmental, government-related or private organizations. Private organizations include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies, special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package loans for resales as mortgage-related securities. Specifically, these securities may include pass-through mortgage-related securities, collateralized mortgage obligations ("CMOs"), CMO residuals, adjustable-rate mortgage securities, stripped mortgage-backed securities ("SMBSs"), commercial mortgage-backed securities, mortgage dollar rolls, collateralized obligations and other securities that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property and other assets.


            Pass-Through Mortgage-Related Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment consisting of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities, such as securities issued by the Government National Mortgage Association, or GNMA, are described as "modified pass-through". These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether or not the mortgagor actually makes the payment.

            The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed-rate 30-year mortgages, common industry practice is to assume that prepayments will result in a 12-year average life. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions. The assumed average life of pools of mortgages having terms of less than 30 years is less than 12 years, but typically not less than 5 years.


            Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Historically, actual average life has been consistent with the 12-year assumption referred to above. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of the Portfolio. The compounding effect from reinvestment of monthly payments received by the Portfolio will increase the yield to shareholders compared with bonds that pay interest semi-annually.

            The principal governmental (i.e., backed by the full faith and credit of the U. S. Government) guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Veterans Administration.


            Government-related (i.e., not backed by the full faith and credit of the U.S. Government) guarantors include the Federal National Mortgage Association, or FNMA, and the Federal Home Loan Mortgage Corporation, or FHLMC. FNMA and FHLMC are government-sponsored corporations or corporate instrumentalities of the U.S. Government respectively (government-sponsored entities or "GSEs"), which were owned entirely by private stockholders until 2008 when they were placed in conservatorship by the U.S. Government. After being placed in conservatorship, the GSEs issued senior preferred stock and common stock to the U.S. Department of the Treasury ("U.S. Treasury") in an amount equal to 79.9% of each GSE in return for certain funding and liquidity arrangements. The GSEs continue to operate as going concerns while in conservatorship and each remains liable for all of its obligations associated with its mortgage-backed securities. The U.S. Treasury has provided additional funding to the GSEs and their future is unclear as Congress is considering whether to adopt legislation that would severely restrict or even terminate their operations. FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions, and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA and are now, in effect, backed by the full faith and credit of the U.S. Government. Participation certificates issued by FHLMC, which represent interests in mortgages from FHLMC's national portfolio, are guaranteed by FHLMC as to the timely payment of interest and ultimate collection of principal and are now, in effect, backed by the full faith and credit of the U.S. Government.

            Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers create pass-through pools of conventional residential mortgage loans. Securities representing interests in pools created by non-governmental private issuers generally offer a higher rate of interest than securities representing interests in pools created by governmental issuers because there are no direct or indirect governmental guarantees of the underlying mortgage payments. However, private issuers sometimes obtain committed loan facilities, lines of credit, letters of credit, surety bonds or other forms of liquidity and credit enhancement to support the timely payment of interest and principal with respect to their securities if the borrowers on the underlying mortgages fail to make their mortgage payments. The ratings of such non-governmental securities are generally dependent upon the ratings of the providers of such liquidity and credit support and would be adversely affected if the rating of such an enhancer were downgraded.

            The structuring of the pass-through pool may also provide credit enhancement. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by a SPV in multiple classes or "tranches", with one or more classes being senior to other subordinated classes as to payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of "reserve funds" (in which case cash or investments sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and "overcollateralization" (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). There can be no guarantee that the credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.


            In addition, mortgage-related securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms, including interest rate, term, size, purposes and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-related pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

            Collateralized Mortgage Obligations. Another form of mortgage-related security is a "pay-through" security, which is a debt obligation of the issuer secured by a pool of mortgage loans pledged as collateral that is legally required to be paid by the issuer, regardless of whether payments are actually made on the underlying mortgages. CMOs are the predominant type of "pay-through" mortgage-related security. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of a CMO, often referred to as a "tranche", is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause one or more tranches of the CMO to be retired substantially earlier than the stated maturities or final distribution dates of the collateral. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by GNMA, FNMA or FHLMC, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by GNMA, FNMA, FHLMC, any other governmental agency or any other person or entity.

            Adjustable-Rate Mortgage Securities. Another type of mortgage-related security, known as adjustable-rate mortgage securities ("ARMS"), bears interest at a rate determined by reference to a predetermined interest rate or index. ARMS may be secured by fixed-rate mortgages or adjustable-rate mortgages. ARMS secured by fixed-rate mortgages generally have lifetime caps on the coupon rates of the securities. To the extent that general interest rates increase faster than the interest rates on the ARMS, these ARMS will decline in value. The adjustable-rate mortgages that secure ARMS will frequently have caps that limit the maximum amount by which the interest rate or the monthly principal and interest payments on the mortgages may increase. These payment caps can result in negative amortization (i.e., an increase in the balance of the mortgage loan). Furthermore, since many adjustable-rate mortgages only reset on an annual basis, the values of ARMS tend to fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable-rate mortgages.


            Stripped Mortgage-Related Securities. Stripped mortgage-related securities (SMRS) are mortgage-related securities that are usually structured with separate classes of securities collateralized by a pool of mortgages or a pool of mortgage backed bonds or pass-through securities, with each class receiving different proportions of the principal and interest payments from the underlying assets. A common type of SMRS has one class of interest-only securities (IOs) receiving all of the interest payments from the underlying assets and one class of principal-only securities (POs) receiving all of the principal payments from the underlying assets. IOs and POs are extremely sensitive to interest rate changes and are more volatile than mortgage-related securities that are not stripped. IOs tend to decrease in value as interest rates decrease and are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal prepayments may have a material adverse effect on the yield to maturity of the IO class. POs generally increase in value as interest rates decrease. If prepayments of the underlying mortgages are greater than anticipated, the amount of interest earned on the overall pool will decrease due to the decreasing principal balance of the assets. Due to their structure and underlying cash flows, SMRS may be more volatile than mortgage-related securities that are not stripped. Changes in the values of IOs and POs can be substantial and occur quickly, such as had occurred in the first half of 1994 when the value of many POs dropped precipitously due to increases in interest rates.


            The Portfolio will only invest in SMRS that are issued by the U.S. Government, its agencies or instrumentalities and supported by the full faith and credit of the United States. Although SMRS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the complexity of these instruments and the smaller number of investors in the sector can lend to illiquid markets in the sector.

            Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities are securities that represent an interest in, or are secured by, mortgage loans secured by multifamily or commercial properties, such as industrial and warehouse properties, office buildings, retail space and shopping malls, and cooperative apartments, hotels and motels, nursing homes, hospitals and senior living centers. Commercial mortgage-backed securities have been issued in public and private transactions by a variety of public and private issuers using a variety of structures, some of which were developed in the residential mortgage context, including multi-class structures featuring senior and subordinated classes. Commercial mortgage-backed securities may pay fixed or floating-rates of interest. The commercial mortgage loans that underlie commercial mortgage-related securities have certain distinct risk characteristics. Commercial mortgage loans generally lack standardized terms, which may complicate their structure, tend to have shorter maturities than residential mortgage loans and may not be fully amortizing. Commercial properties themselves tend to be unique and are more difficult to value than single-family residential properties. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations.

            Certain Risks. The value of mortgage-related securities is affected by a number of factors. Unlike traditional debt securities, which have fixed maturity dates, mortgage-related securities may be paid earlier than expected as a result of prepayments of underlying mortgages. Such prepayments generally occur during periods of falling mortgage interest rates. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in the early payment of the applicable mortgage-related securities. In that event, the Portfolio may be unable to invest the proceeds from the early payment of the mortgage-related securities in investments that provide as high a yield as the mortgage-related securities. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. The level of general interest rates, general economic conditions and other social and demographic factors affect the occurrence of mortgage prepayments. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.

            As with other fixed-income securities, there is also the risk of nonpayment of mortgage-related securities, particularly for those securities that are backed by mortgage pools that contain subprime loans. Market factors adversely affecting mortgage loan repayments include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or higher mortgage payments required to be made by holders of adjustable rate mortgages due to scheduled increases or increases due to higher interest rates.

            Subordinated mortgage-related securities may have additional risks. The subordinated mortgage-related security may serve as credit support for the senior securities purchased by other investors. In addition, the payments of principal and interest on these subordinated securities generally will be made only after payments are made to the holders of securities senior to the subordinated securities. Therefore, if there are defaults on the underlying mortgage loans, the holders of subordinated mortgage-related securities will be less likely to receive payments of principal and interest and will be more likely to suffer a loss.

            Commercial mortgage-related securities, like all fixed-income securities, generally decline in value as interest rates rise. Moreover, although generally the value of fixed-income securities increases during periods of falling interest rates, this inverse relationship is not as marked in the case of single-family residential mortgage-related securities, due to the increased likelihood of prepayments during periods of falling interest rates, and may not be as marked in the case of commercial mortgage-related securities. The process used to rate commercial mortgage-related securities may focus on, among other factors, the structure of the security, the quality and adequacy of collateral and insurance, and the creditworthiness of the originators, servicing companies and providers of credit support.

            Although the market for mortgage-related securities is becoming increasingly liquid, those issued by certain private organizations may not be readily marketable and there may be a limited market for these securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. In particular, the secondary markets for CMOs, IOs and POs may be more volatile and less liquid than those for other mortgage-related securities, thereby potentially limiting a Portfolio's ability to buy or sell those securities at any particular time. Without an active trading market, mortgage-related securities held in a Portfolio's portfolio may be particularly difficult to value because of the complexities involved in the value of the underlying mortgages. In addition, the rating agencies may have difficulties in rating commercial mortgage-related securities through different economic cycles and in monitoring such ratings on a longer-term basis.

            As with fixed-income securities generally, the value of mortgage-related securities can also be adversely affected by increases in general interest rates relative to the yield provided by such securities. Such an adverse effect is especially possible with fixed-rate mortgage securities. If the yield available on other investments rises above the yield of the fixed-rate mortgage securities as a result of general increases in interest rate levels, the value of the mortgage-related securities will decline.

            Other Asset-Backed Securities. A Portfolio may invest in other asset-backed securities. The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations. For example, a Portfolio may invest in collateralized debt obligations ("CDOs"), which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs"), and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust, which is backed by a diversified pool of high-risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. These asset-backed securities are subject to risks associated with changes in interest rates, prepayment of underlying obligations and defaults similar to the risks of investment in mortgage-related securities discussed above.

            Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used. For example, credit card receivables are generally unsecured obligations of the credit card holder and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There have also been proposals to cap the interest rate that a credit card issuer may charge. In some transactions, the value of the asset-backed security is dependent on the performance of a third party acting as credit enhancer or servicer. Furthermore, in some transactions (such as those involving the securitization of vehicle loans or leases) it may be administratively burdensome to perfect the interest of the security issuer in the underlying collateral and the underlying collateral may become damaged or stolen.


            Structured Securities. A Portfolio may invest in securities issued in structured financing transactions, which generally involve aggregating types of debt assets in a pool or special purpose entity and then issuing new securities. A Portfolio's investments include investments in structured securities that represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which a Portfolio anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.

            The Portfolio is permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities.

            Under the terms of subordinated securities, payments that would be made to their holders may be required to be made to the holders of more senior securities and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to holders of more senior securities). As a result, subordinated or junior securities will be disproportionately affected by a default or even a perceived decline in the creditworthiness of the issuer.


Participation in the TALF Program
---------------------------------

            A Portfolio may invest a portion of its assets through participation in the Term Asset-Backed Securities Loan Facility program ("TALF Program"), a program created by the Board of Governors of the Federal Reserve System (the "Federal Reserve") and the U.S. Treasury to assist the securitization markets by supporting the issuance of certain eligible collateral, which are investment-grade rated, asset-backed securities such as automobile loans, student loans, and credit card loans, as well as receivables related to residential mortgage servicing advances or certain commercial mortgage-backed securities. The types of eligible collateral may be expanded by the Federal Reserve in the future, and among other requirements must at issuance be rated in the highest investment-grade rating category by at least two ratings agencies (without the benefit of a third-party guarantee), and must not be placed on a watch list or downgraded by any such ratings agency. The TALF Program is operated by the Federal Reserve Bank of New York (the "New York Fed"). Under the TALF Program, the New York Fed provides non-recourse loans to a Portfolio in a minimum size of $10 million.

            In order to obtain a loan under the TALF Program, a Portfolio is required to put up a certain percentage of the purchase price or value of the eligible collateral (called the "haircut"). In addition, it is required to pay an administrative fee to the New York Fed on the settlement date of each TALF Program loan received by the Portfolio. The interest rate under the loan will vary and will be determined under the terms of the TALF Program. The term of a loan under the TALF Program depends on the nature of the eligible collateral and is currently three years or five years.


            In connection with a TALF Program loan, a Portfolio will pledge eligible collateral, which will consist of either certain eligible asset-backed securities that the Portfolio currently owns or other asset-backed securities that the Portfolio purchases with the loan proceeds. Except in limited circumstances, TALF loans by the New York Fed to the Portfolio are non-recourse, and if the Portfolio does not repay the loan, the New York Fed may enforce its rights only against the eligible collateral pledged by the Portfolio and not against any other assets of the Portfolio. TALF loans are prepayable at the option of the Portfolio without penalty, and the Portfolio may satisfy its loan obligation in full at any time by surrendering the eligible collateral to the New York Fed. If the securities constituting eligible collateral default and lose all of their value, under the current terms of the TALF Program the New York Fed cannot look to the Portfolio to cover the principal on the loan. Generally, under the terms of the TALF Program payment of principal on eligible collateral must be used immediately to reduce the principal amount of the TALF loan in proportion to the haircut (for example, if the original haircut was 10%, 90% of any principal repaid must be immediately paid to the New York Fed).

            The risk of leverage to the Portfolio under the TALF Program is the same risk of leverage that applies to other types of borrowings the Portfolio may engage in (see "Borrowing and Use of Leverage" below for more details). Loans under the TALF Program would not be subject to the Portfolios' limitations on borrowings (which are generally limited to 33 1/3% of the Portfolio's total assets). However, the Portfolio will borrow under the TALF Program only if it maintains segregated liquid assets (in addition to any assets pledged as eligible collateral), marked-to-market daily, in an amount equal to the Portfolio's outstanding principal and interest under the TALF loan, treating the loans under the TALF Program similar to other financial instruments (such as reverse repurchase agreements) that obligate a fund to "cover" its obligation to purchase or deliver cash or securities at a future time.


            Participations in the TALF Program and other loan programs sponsored by the United States (and any of its subdivisions, agencies, departments, commissions, boards, authorities, instrumentalities or bureaus) will not be considered purchasing securities on margin for purposes of the Portfolio's limits on margin.

            The New York Fed reserves the right to reject any request for a loan, in whole or in part, in its sole discretion, even if a Portfolio meets all requirements of the TALF Program. The Federal Reserve may also change the terms of the TALF Program at its discretion. While the current terms of the TALF Program state that amendments will only apply to future participations, there is no guarantee that retroactive changes to the TALF Program will not occur. The Portfolio cannot predict the form any such changes or modifications might take and, if the Portfolio participates in the TALF Program, such changes may adversely affect the value of the Portfolio's assets and the ability of the Portfolio to achieve its investment objectives. Any changes to the TALF Program may, among other things, further limit or expand the types of securities that may be purchased with the proceeds of a TALF Program loan.

            Participation in the TALF Program requires the Portfolio to contract with a primary dealer that will be authorized to act as agent for the Portfolio. A primary dealer may receive direct or indirect fees for its services. Any such fees incurred will be borne by the Portfolio. Under the terms of the TALF Program, any interest and principal payments from TALF eligible collateral will be directed first to a custodial account in the name of the primary dealer prior to remittance to the Portfolio. As a result, the Portfolio will be subject to the counterparty risk of the primary dealer. Any voting rights held in respect of TALF eligible collateral under a TALF Program loan currently are subject to the consent of the New York Fed, whose consent must be obtained via the primary dealer, which may delay the Portfolio's voting ability.

            Under certain circumstances, loans under the TALF Program may become recourse to the Portfolio, which may adversely affect the Portfolio's ability to achieve its investment objective. In connection with any borrowing by the Portfolio under the TALF Program, the Portfolio is required to represent, among other things, that at the time of borrowing the Portfolio is an eligible borrower and that the collateral is eligible collateral. A determination that the Portfolio is, at any time, not an eligible borrower (based on the criteria that is applicable at the time of borrowing), or a determination that certain representations made by the Portfolio under the TALF Program were untrue when made , will cause the loan to become full recourse to the Portfolio, and the Portfolio must then repay the loan or surrender the eligible collateral at a time when it may not be advantageous to do so, which may result in losses to the Portfolio. Additionally, the loan may become recourse to the Portfolio if certain persons acquire more than 25% of the Portfolio's outstanding securities or if the Portfolio fails to make certain timely filings under the TALF Program. If loans under the TALF Program become recourse against the Portfolio and the value of the eligible collateral pledged to the New York Fed does not at least equal the amount of principal and interest the Portfolio owes to the New York Fed under the loan, then the Portfolio will be required to pay the difference to the New York Fed. In order to make this payment, the Portfolio may be required to sell portfolio securities during adverse market conditions or at other times it would not otherwise choose to sell such securities. Finally, if the Portfolio were to surrender its eligible collateral under the terms of the TALF Program, it would lose the amount of the haircut.

            Under the terms of its agreement with the Portfolio, the primary dealer generally disclaims all liability for losses that may occur in connection with the TALF Program, the risk of which is borne by the Portfolio. Further, the Portfolio indemnifies for any losses that the primary dealer may incur under the terms of the TALF Program. The primary dealer may terminate its agreement with the Portfolio at any time. If the Portfolio is not able to find a replacement primary dealer within the requisite period of time, it may be required to either repay the loan, sell the eligible collateral, or surrender the eligible collateral at a time when it may not be advantageous to do so, which may result in losses to the Portfolio. Agreements with the primary dealer are subject to amendment by the primary dealer without the Portfolio's consent, in order to conform to any future amendments of the TALF Program by the Federal Reserve.

            Participation in TALF will not subject the Portfolio or the Adviser to restrictions on executive compensation under the U.S. Treasury's Troubled Assets Relief Program.

Preferred Stock
---------------

            A Portfolio may invest in preferred stock. Preferred stock is an equity security that has features of debt because it generally entitles the holder to periodic payments at a fixed rate of return. Preferred stock is subordinated to any debt the issuer has outstanding but has liquidation preference over common stock. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer.

Real Estate Investment Trusts
-----------------------------

            Real Estate Investment Trusts ("REITs") are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest and principal payments. Similar to investment companies, such as the Portfolios, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). A Portfolio will indirectly bear its proportionate share of expenses incurred by REITs in which the Portfolio invests in addition to the expenses incurred directly by the Portfolio.

            Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

            Investing in REITs involves risks similar to those associated with investing in small-capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small-capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.

            REITs are subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

Repurchase Agreements and Buy/Sell Back Transactions
----------------------------------------------------

            A repurchase agreement is an agreement by which a Portfolio purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-upon price and date, normally one day or a week later. The purchase and repurchase obligations are transacted under one document. The resale price is greater than the purchase price and reflects an agreed-upon "interest rate" that is effective for the period of time the buyer's money is invested in the security and which is related to the current market rate of the purchased security rather than its coupon rate. During the term of the repurchase agreement, a Portfolio monitors on a daily basis the market value of the securities subject to the agreement and, if the market value of the securities falls below the resale amount provided under the repurchase agreement, the seller under the repurchase agreement is required to provide additional securities or cash equal to the amount by which the market value of the securities falls below the resale amount. Because a repurchase agreement permits a Portfolio to invest temporarily available cash on a fully-collateralized basis, repurchase agreements permit a Portfolio to earn a return on temporarily available cash while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase agreements may exhibit the characteristics of loans by a Portfolio.

            The obligation of the seller under the repurchase agreement is not guaranteed, and there is a risk that the seller may fail to repurchase the underlying security, whether because of the seller's bankruptcy or otherwise. In such event, a Portfolio would attempt to exercise its rights with respect to the underlying security, including possible sale of the securities. A Portfolio may incur various expenses in connection with the exercise of its rights and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying securities, (b) possible reduction in levels of income and (c) lack of access to the securities (if they are held through a third-party custodian) and possible inability to enforce a Portfolio's rights. A Portfolio's Board has established procedures, which are periodically reviewed by the Board, pursuant to which the Adviser monitors the creditworthiness of the dealers with which a Portfolio enters into repurchase agreement transactions.

            A Portfolio may enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or "primary dealers" (as designated by the New York Fed) in such securities. There is no percentage restriction on a Portfolio's ability to enter into repurchase agreements. Currently, the Portfolios intend to enter into repurchase agreements only with their custodians and such primary dealers.

            A Portfolio may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, a Portfolio enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction, though done simultaneously, is two separate legal agreements. A buy/sell back transaction also differs from a repurchase agreement in that the seller is not required to provide margin payments if the value of the securities falls below the repurchase price because the transaction is two separate transactions. A Portfolio has the risk of changes in the value of the purchased security during the term of the buy/sell back agreement although these agreements typically provide for the repricing of the original transaction at a new market price if the value of the security changes by a specific amount.

Reverse Repurchase Agreements and Dollar Rolls
----------------------------------------------

            Reverse repurchase agreements are identical to repurchase agreements except that rather than buying securities for cash subject to their repurchase by the seller, a Portfolio sells portfolio assets concurrently with an agreement by the Portfolio to repurchase the same assets at a later date at a fixed price slightly higher than the sale price. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. Generally, the effect of a reverse repurchase agreement is that the Portfolio can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the "interest cost" to the Portfolio of the reverse repurchase transaction, i.e., the difference between the sale and repurchase price for the securities, is less than the cost of otherwise obtaining the cash.

            Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

            Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities. In addition, the use of these investments results in leveraging the Portfolio's common stocks because the Portfolio uses the proceeds to make investments in other securities. See "Borrowing and Use of Leverage" below.

Rights and Warrants
-------------------

            A Portfolio may invest in rights or warrants, which entitle the holder to buy equity securities at a specific price for a specific period of time, but will do so only if the equity securities themselves are deemed appropriate by the Adviser for inclusion in the Portfolio's portfolio. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of a right or warrant does not necessarily change with the value of the underlying securities and a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Short Sales
-----------


            A Portfolio may make short sales of securities or maintain a short position. A short sale is effected by selling a security that a Portfolio does not own or, if the Portfolio does own such security, is not to be delivered upon consummation of sale. A short sale is against the box to the extent that a Portfolio contemporaneously owns or has the right to obtain securities identical to those sold. A short sale of a security involves the risk that, instead of declining, the price of the security sold short will rise. If the price of the securities sold short increases between the time of a short sale and the time a Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a gain. The potential for the price of a fixed-income security sold short to rise is a function of both the remaining maturity of the obligation, its creditworthiness and its yield. Unlike short sales of equities or other instruments, the potential for the price of a fixed-income security to rise may be limited due to the fact that the security will be no more than par at maturity. However, the short sale of other instruments or securities generally, including fixed-income securities convertible into equities or other instruments, a fixed-income security trading at a deep discount from par or which pays a coupon that is high in relative or absolute terms, or which is denominated in a currency other than the U.S. Dollar, involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. Short sales may be used in some cases by a Portfolio to defer the realization of gain or loss for federal income tax purposes on securities then owned by the Portfolio. See "Dividends, Distributions and Taxes-Tax Straddles" for a discussion of certain special federal income tax considerations that may apply to short sales which are entered into by the Portfolio.


U.S. Corporate Fixed-Income Securities
--------------------------------------

            The U.S. corporate fixed-income securities in which a Portfolio may invest may include securities issued in connection with corporate restructurings such as takeovers or leveraged buyouts, which may pose particular risks. Securities issued to finance corporate restructurings may have special credit risks due to the highly leveraged conditions of the issuer. In addition, such issuers may lose experienced management as a result of the restructuring. Finally, the market price of such securities may be more volatile to the extent that expected benefits from the restructuring do not materialize. A Portfolio may also invest in U.S. corporate fixed-income securities that are not current in the payment of interest or principal or are in default, so long as the Adviser believes such investment is consistent with the Portfolio's investment objectives. A Portfolio's rights with respect to defaults on such securities will be subject to applicable U.S. bankruptcy, moratorium and other similar laws.

U.S. Government Securities
--------------------------


            U.S. Government securities may be backed by the full faith and credit of the United States, supported only by the right of the issuer to borrow from the U.S. Treasury or backed only by the credit of the issuing agency itself. These securities include: (i) the following U.S. Treasury securities, which are backed by the full faith and credit of the United States and differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less with no interest paid and hence issued at a discount and repaid at full face value upon maturity), U.S. Treasury notes (maturities of one to ten years with interest payable every six months) and U.S. Treasury bonds (generally, maturities of greater than ten years with interest payable every six months); (ii) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by the full faith and credit of the U.S. Government, such as securities issued by GNMA, the Farmers Home Administration, the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Small Business Administration and including obligations that are issued by private issuers that are guaranteed as to principal or interest by the U.S. Government, its agencies or institutions; and (iii) obligations issued or guaranteed by U.S. government agencies and instrumentalities that are not supported by the full faith and credit of the U.S. Government or a right to borrow from the U.S. Treasury, such as securities issued by the FNMA and FHLMC, and governmental collateralized mortgage obligations ("CMOs"). The maturities of the U.S. Government securities listed in paragraphs (i) and (ii) above usually range from three months to 30 years. Such securities, except GNMA certificates, normally provide for periodic payments of interest in fixed amount with principal payments at maturity or specified call dates.


            U.S. Government securities also include zero-coupon securities and principal-only securities and certain stripped mortgage-related securities. Zero-coupon securities are described in more detail in "Zero Coupon Securities" below, and stripped mortgage-related securities and principal-only securities are described in more detail in "Mortgage-Related Securities and Other Asset-Backed Securities -Stripped Mortgage-Related Securities" above. In addition, other U.S. Government agencies and instrumentalities have issued stripped securities that are similar to SMRS.


            Inflation-protected securities, or IPS, such as Treasury Inflation-Protected Securities, or TIPS, are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of these securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-protected securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.


            Inflation-protected securities tend to react to changes in real interest rates. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. In addition, the value of inflation-protected securities may be vulnerable to changes in expectations of inflation. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

            TIPS, which are issued by the U.S. Treasury, use the Consumer Price Index for Urban Consumers, or the CPI, as the inflation measure. The principal of a TIPS increases with inflation and decreases with deflation, as measured by the CPI. When a TIPS matures, the holder is paid the adjusted principal or original principal, whichever is greater. TIPS pay interest twice a year, at a fixed rate, which is determined by auction at the time the TIPS are issued. The rate is applied to the adjusted principal; so, like the principal, interest payments rise with inflation and fall with deflation. TIPS are issued in terms of 5, 10, and 20 years.

            Guarantees of securities by the U.S. Government or its agencies or instrumentalities guarantee only the payment of principal and interest on the securities, and do not guarantee the securities' yield or value or the yield or value of the shares of the Portfolio that holds the securities.

            U.S. Government securities are considered among the safest of fixed-income investments. As a result, however, their yields are generally lower than the yields available from other fixed-income securities.

Standby Commitment Agreements
-----------------------------


            A Portfolio may from time to time enter into standby commitment agreements. Such agreements commit the Portfolio, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Portfolio at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement the Portfolio is paid a commitment fee, regardless of whether or not the security ultimately is issued, which is typically approximately 0.5% of the aggregate purchase price of the security which the Portfolio has committed to purchase. The fee is payable whether or not the security is ultimately issued.


            There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Portfolio will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Portfolio. The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued and the value of the security will thereafter be reflected in the calculation of the Portfolio's NAV. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.





Structured Products
-------------------

            An Underlying Portfolio may invest in structured products. Structured products, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a structured product is tied (either positively or negatively) to prices, changes in prices, or differences between prices, of underlying assets, such as securities, currencies, intangibles, goods, articles or commodities or by reference to an unrelated benchmark related to an objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices. The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a structured product may be increased or decreased depending on changes in the value of the underlying asset or benchmark.

            Structured products may take a variety of forms. Most commonly, they are in the form of debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, but may also be issued as preferred stock with dividend rates determined by reference to the value of a currency or convertible securities with the conversion terms related to a particular commodity.

            Investing in structured products may be more efficient and/or less expensive for an Underlying Portfolio than investing in the underlying assets or benchmarks and the related derivative. These investments can be used as a means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return. In addition, structured products may be a tax-advantaged investment in that they generate income that may be distributed to shareholders as income rather than short-term capital gains that may otherwise result from a derivatives transaction.

            Structured products, however, have more risk than traditional types of debt or other securities. These products may not bear interest or pay dividends. The value of a structured product or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. Under certain conditions, the redemption value of a structured product could be zero. Structured products are potentially more volatile and carry greater market risks than traditional debt instruments. The prices of the structured instrument and the benchmark or underlying asset may not move in the same direction or at the same time. Structured products may be less liquid and more difficult to price than less complex securities or instruments or more traditional debt securities. The risk of these investments can be substantial with the possibility that the entire principal amount is at risk. The purchase of structured products also exposes a Portfolio to the credit risk of the issuer of the structured product.

            -Structured Notes and Indexed Securities: The Portfolio may invest in a particular type of structured instrument sometimes referred to as a "structured note". The terms of these notes may be structured by the issuer and the purchaser of the note. Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a total loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities.

            -Commodity Index-Linked Notes and Commodity-Linked Notes: Structured products may provide exposure to the commodities markets. These structured notes may include leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices. They also include commodity-linked notes with principal and/or coupon payments linked to the value of particular commodities or commodities futures contracts, or a subset of commodities and commodities future contracts. The value of these notes will rise or fall in response to changes in the underlying commodity, commodity futures contract, subset of commodities or commodities futures contracts or commodity index. These notes expose the Portfolio economically to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note's market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, the Portfolio might receive interest or principal payments on the note that are determined based on a specified multiple of the change in value of the underlying commodity futures contract or index.

            -Credit-Linked Securities: Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high yield or other fixed income markets. For example, a Portfolio may invest in credit-linked securities as a cash management tool in order to gain exposure to certain high yield markets and/or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the trust's receipt of payments from, and the trust's potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay the counterparty the par value (or other agreed-upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Portfolio would receive as an investor in the trust. A Portfolio's investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, and leverage risk and management risk. These securities are generally structured as Rule 144A securities so that they may be freely traded among institutional buyers. However, changes in the market for credit-linked securities or the availability of willing buyers may result in the securities becoming illiquid.


Variable, Floating and Inverse Floating Rate Securities
-------------------------------------------------------

            These securities have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Some of these securities are backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of these securities, they are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rate is reset only periodically, changes in the interest rate on these securities may lag behind changes in prevailing market interest rates. Also, some of these securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security.

Zero-Coupon Securities
----------------------

            A zero-coupon security pays no interest to its holder during its life. An investor acquires a zero-coupon security at a discounted price from the face value of the security, which is generally based upon its present value, and which, depending upon the time remaining until maturity, may be significantly less than its face value (sometimes referred to as a "deep discount" price). Upon maturity of the zero-coupon security, the investor receives the face value of the security.

            The Portfolio may invest in zero-coupon Treasury securities, which consist of Treasury bills or the principal components of U.S. Treasury bonds or notes. The Portfolio may also invest in zero-coupon securities issued by U.S. Government agencies or instrumentalities that are supported by the full faith and credit of the United States, which consist of the principal components of securities of U.S. Government agencies or instrumentalities.

            Currently, the only U.S. Treasury security issued without coupons is the Treasury bill. The zero-coupon securities purchased by the Portfolio may consist of principal components held in STRIPS form issued through the U.S. Treasury's STRIPS program, which permit the beneficial ownership of the component to be recorded directly in the Treasury book-entry system. In addition, in the last few years a number of banks and brokerage firms have separated ("stripped") the principal portions ("corpus") from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account).

            Because zero-coupon securities trade at a discount from their face or par value but pay no periodic interest, they are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest.

            Current federal tax law requires that a holder (such as the Portfolio) of a zero-coupon security accrue a portion of the discount at which the security was purchased as income each year even though the holder receives no interest payment in cash on the security during the year (generally referred to as "original issue discount" or "OID"). As a result, in order to make the distributions necessary for the Portfolio not to be subject to federal income or excise taxes, the Portfolio may be required to pay out as an income distribution each year an amount, obtained by liquidation of portfolio securities or borrowings if necessary, greater than the total amount of cash that the Portfolio has actually received as interest during the year. The Portfolio believes, however, that it is highly unlikely that it would be necessary to liquidate portfolio securities or borrow money in order to make such required distributions or to meet its investment objective.

Certain Risk and Other Considerations
-------------------------------------


            Borrowing and Use of Leverage. A Portfolio may use borrowings for investment purposes subject to the restrictions of the 1940 Act. A Portfolio also may create leverage through the use of derivatives or use leverage for investment purposes by entering into transactions such as reverse repurchase agreements, forward contracts and dollar rolls. This means that the Portfolio will use the cash proceeds made available during the terms of these transactions to make investments in other securities.


            Borrowings by a Portfolio result in leveraging of the Portfolio's shares of common stock. The proceeds of such borrowings will be invested in accordance with the Portfolio's investment objective and policies.


            Utilization of leverage, which is usually considered speculative, however, involves certain risks to the Portfolio's shareholders. These include a higher volatility of the NAV of the Portfolio's shares of common stock and the relatively greater effect on the NAV of the shares caused by favorable or adverse changes in market conditions or interest rates. So long as the Portfolio is able to realize a net return on the leveraged portion of its investment portfolio that is higher than the interest expense paid on borrowings or the carrying costs of leveraged transactions, the effect of leverage will be to cause the Portfolio's shareholders to realize higher current net investment income than if the Portfolio were not leveraged. However, to the extent that the interest expense on borrowings or the carrying costs of leveraged transactions approaches the net return on the leveraged portion of the Portfolio's investment portfolio, the benefit of leverage to the Portfolio's shareholders will be reduced, and if the interest expense on borrowings or the carrying costs of leveraged transactions were to exceed the net return to shareholders, the Portfolio's use of leverage would result in a lower rate of return than if the Portfolio were not leveraged. Similarly, the effect of leverage in a declining market would normally be a greater decrease in NAV per share than if the Portfolio were not leveraged. In an extreme case, if the Portfolio's current investment income were not sufficient to meet the interest expense on borrowings or the carrying costs of leveraged transactions, it could be necessary for the Portfolio to liquidate certain of its investments in adverse circumstances, potentially significantly reducing its NAV.

            Certain transactions, such as derivatives transactions, forward commitments, reverse repurchase agreements and short sales involve leverage and may expose a Portfolio to potential losses that, in some cases, may exceed the amount originally invested by the Portfolio. When a Portfolio engages in such transactions, it will, in accordance with guidance provided by the SEC or its staff in, among other things, regulations, interpretive releases and no-action letters, deposit in a segregated account certain liquid assets with a value at least equal to the Portfolio's exposure, or a marked-to-market or on another relevant basis, to the transaction. Transactions for which assets have been segregated will not be considered "senior securities" for purposes of the Portfolios' investment restriction concerning senior securities. The segregation of assets is intended to enable the Portfolio to have assets available to satisfy its obligations with respect to these transactions, but will not limit a Portfolio's exposure to loss.


            Investments in Lower-Rated and Unrated Instruments. A Portfolio may invest in lower-rated securities, which may include securities having the lowest rating for non-subordinated debt securities (i.e., rated C by Moody's or CCC or lower by S&P and Fitch) and unrated securities of equivalent investment quality. Debt securities with such a rating are considered by the ratings organizations to be subject to greater risk of loss of principal and interest than higher-rated securities and are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates. These securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal.

            Lower-rated securities generally are considered to be subject to greater market risk than higher-rated securities in times of deteriorating economic conditions. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. The market for lower-rated securities may be thinner and less active than that for higher-quality securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, the Adviser may experience difficulty in valuing such securities and, in turn, a Portfolio's assets. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities. Transaction costs with respect to lower-rated securities may be higher, and in some cases information may be less available, than is the case with investment grade securities.

            Many fixed-income securities, including certain U.S. corporate fixed-income securities in which a Portfolio may invest, contain call or buy-back features that permit the issuer of the security to call or repurchase it. Such securities may present risks based on payment expectations. If an issuer exercises such a "call option" and redeems the security, the Portfolio may have to replace the called security with a lower yielding security, resulting in a decreased rate of return for the Portfolio.

            In seeking to achieve a Portfolio's investment objectives, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the Portfolio's portfolio will be unavoidable. Moreover, medium and lower rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the NAV of the Portfolio.

            Risks of Investments in Foreign Securities. Investors should understand and consider carefully the risks involved in securities of foreign companies and governments of foreign nations, some of which are referred to below, and which are in addition to the usual risks inherent in domestic investments. Investing in securities of non-U.S. companies which are generally denominated in foreign currencies, and utilization of derivative investment products denominated in, or the value of which is dependent upon movements in the relative value of, a foreign currency, involve certain considerations comprising both risk and opportunity not typically associated with investing in U.S. companies. These considerations include changes in exchange rates and exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than are generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

            There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign issuers are subject to accounting and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statement been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules in some of the countries in which the Portfolio will invest require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.


            It is contemplated that foreign securities will be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange (the "Exchange"), and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Portfolio will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States.

            Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments, such as military coups, have occurred in the past in countries in which a Portfolio will invest and could adversely affect a Portfolio's assets should these conditions or events recur.


            Foreign investment in certain foreign securities is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain foreign securities and increase the costs and expenses of a Portfolio. Certain countries in which a Portfolio may invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

            Certain countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

            Income from certain investments held by a Portfolio could be reduced by foreign income taxes, including withholding taxes. It is impossible to determine the effective rate of foreign tax in advance. A Portfolio's NAV may also be affected by changes in the rates or methods of taxation applicable to a Portfolio or to entities in which a Portfolio has invested. The Adviser generally will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the tax treatment of investments held by a Portfolio will not be subject to change. A shareholder otherwise subject to U.S. federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by a Portfolio. See "U.S. Federal Income Taxes".

            Investors should understand that the expense ratio of a fund investing in foreign securities may be higher than investment companies investing only in domestic securities since, among other things, the cost of maintaining the custody of foreign securities is higher and the purchase and sale of portfolio securities may be subject to higher transaction charges, such as stamp duties and turnover taxes.

            For many foreign securities, there are U.S. Dollar-denominated ADRs, which are traded in the United States on exchanges or over-the-counter, and for which market quotations are readily available. ADRs do not lessen the foreign exchange risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in stock of foreign issuers, the Portfolio can avoid currency risks which might occur during the settlement period for either purchases or sales.

            Foreign Currency Transactions. A Portfolio may invest in securities denominated in foreign currencies and a corresponding portion of the Portfolio's revenues will be received in such currencies. In addition, a Portfolio may conduct foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies as described above. The dollar equivalent of the Portfolio's net assets and distributions will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar. Such changes will also affect a Portfolio's income. A Portfolio will, however, have the ability to attempt to protect itself against adverse changes in the values of foreign currencies by engaging in certain of the investment practices listed above. While the Portfolio has this ability, there is no certainty as to whether and to what extent the Portfolio will engage in these practices.


            Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Portfolio's NAV to fluctuate. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. To the extent a Portfolio's total assets, adjusted to reflect the Portfolio's net position after giving effect to currency transactions, are denominated or quoted in the currencies of foreign countries, the Portfolio will be more susceptible to the risk of adverse economic and political developments within those countries.

            A Portfolio will incur costs in connection with conversions between various currencies. A Portfolio may hold foreign currency received in connection with investments when, in the judgment of the Adviser, it would be beneficial to convert such currency into U.S. Dollars at a later date, based on anticipated changes in the relevant exchange rate. If the value of the foreign currencies in which a Portfolio receives its income falls relative to the U.S. Dollar between receipt of the income and the making of Portfolio distributions, the Portfolio may be required to liquidate securities in order to make distributions if the Portfolio has insufficient cash in U.S. Dollars to meet distribution requirements. Similarly, if an exchange rate declines between the time a Portfolio incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, the Portfolio may engage in certain currency hedging transactions, which themselves involve certain special risks. See "Additional Investment Policies and Practices", above.

            Risks of Forward Currency Exchange Contracts, Foreign Currency Futures Contracts and Options thereon, Options on Foreign Currencies, Over-the-Counter Options on Securities and Swaps. Transactions in forward currency exchange contracts, as well as futures and options on foreign currencies, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by a Portfolio. In addition, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.


            Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading decisions will be based may not be as complete as the comparable data on which a Portfolio makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, twenty-four hour market, events could occur on that market but will not be reflected in the forward, futures or options markets until the following day, thereby preventing a Portfolio from responding to such events in a timely manner.

            Settlements of exercises of over-the-counter forward currency exchange contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships and fees, taxes or other charges.


            Unlike transactions entered into by the Portfolios in futures contracts and exchange-traded options, options on foreign currencies, forward currency exchange contracts, over-the-counter options on securities and securities indices, and swaps may not be traded on contract markets regulated by the CFTCor (with the exception of certain foreign currency options) the SEC. Such instruments may instead be traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, that are subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer could lose amounts substantially in excess of the initial investment due to the margin and collateral requirements associated with such positions.

            In addition, over-the-counter transactions can be entered into only with a financial institution willing to take the opposite side, as principal, of a Portfolio's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Portfolio. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and a Portfolio could be required to retain options purchased or written, or forward currency exchange contracts or swaps entered into, until exercise, expiration or maturity. This in turn could limit the Portfolio's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.


            Further, over-the-counter transactions are not subject to the guarantee of an exchange clearinghouse, and a Portfolio will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. A Portfolio will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found to be satisfactory by the Adviser.

            Transactions in over-the-counter options on foreign currencies are subject to a number of conditions regarding the commercial purpose of the purchaser of such option. The Portfolios are not able to determine at this time whether or to what extent additional restrictions on the trading of over-the-counter options on foreign currencies may be imposed at some point in the future, or the effect that any such restrictions may have on the hedging strategies to be implemented by them.

            Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

            The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, the margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, if the OCC determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, the OCC may impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

            Options on U.S. Government securities, futures contracts, options on futures contracts, forward currency exchange contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the United States,
(iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume period.

--------------------------------------------------------------------------------
                            INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

Fundamental Investment Policies
-------------------------------

            The following fundamental investment policies may not be changed without approval by the vote of a majority of the Portfolio's outstanding voting securities, which means the affirmative vote of the holders of (i) 67% or more of the shares of the Portfolio represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio, whichever is less.

            As a matter of fundamental policy, the Portfolios:

            (a) may not concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;

            (b) may not issue any senior security (as that term is defined in the 1940 Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities. For purposes of this restriction, margin and collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps are not deemed to involve the issuance of a senior security;

            (c) may not make loans except through: (i) the purchase of debt obligations in accordance with its investment objective and policies; (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or (iv) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rules or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act;

            (d) may not purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit a Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business;

            (e) may purchase and sell commodities to the extent allowed by applicable law; and

            (f) may not act as an underwriter of securities, except that a Portfolio may acquire restricted securities under circumstances in which, if such securities were sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act.


            As a fundamental policy the Portfolios, except for Multi-Asset Real Return, are diversified (as that term is defined in the 1940 Act). This means that at least 75% of the Portfolios' assets consist of:


            o     Cash or cash items;
            o     Government securities;
            o     Securities of other investment companies; and
            o Securities of any one issuer that represent not more than 10% of the outstanding voting securities of the issuer of the securities and not more than 5% of the total assets of the Portfolios


            As a fundamental policy which may be changed without a shareholder vote, Multi-Asset Real Return is non-diversified as that term is described in the 1940 Act. This means the Portfolio is not limited in the proportion of its assets that may be invested in the securities of a single issuer. However, the Portfolio intends to limit its investments so as to qualify to be taxed as a "regulated investment company" for purposes of the Code, which will relieve the Portfolio of any liability for federal income tax to the extent its earnings are distributed to shareholders. See "Dividends, Distributions and Taxes".


Non-Fundamental Investment Policies
-----------------------------------

            As a matter of non-fundamental policy, each Portfolio has adopted a policy that provides that the Portfolio may not purchase securities on margin, except (i) as otherwise provided under rules adopted by the SEC under the 1940 Act or by guidance regarding the 1940 Act, or interpretations thereof, and (ii) that the Portfolio may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Portfolio may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.


--------------------------------------------------------------------------------
                          MANAGEMENT OF THE PORTFOLIOS
--------------------------------------------------------------------------------


The Adviser
-----------

            The Adviser, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Portfolios under the supervision of the Board. The Adviser is an investment adviser registered under the Investment Advisers Act of 1940, as amended.


            The Adviser is a leading global investment management firm supervising client accounts with assets as of September 30, 2012, totaling approximately $419 billion. The Adviser provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide.

            As of September 30, 2012, the ownership structure of the Adviser, expressed as a percentage of general and limited partnership interests, was as follows:

                 AXA and its subsidiaries             61.0%
                 AllianceBernstein Holding L.P.       37.5
                 Unaffiliated holders                  1.5
                                                 --------------
                                                     100.0%
                                                 ==============

            AXA is a societe anonyme organized under the laws of France and the holding company for an international group of insurance and related financial services companies, through certain of its subsidiaries ("AXA and its subsidiaries"). AllianceBernstein Holding L.P., ("Holding") is a Delaware limited partnership, the units of which, ("Holding Units") are traded publicly on the Exchange under the ticker symbol "AB". As of September 30, 2012, AXA owned approximately 1.4% of the issued and outstanding assignments of beneficial ownership of Holding Units.

            AllianceBernstein Corporation (an indirect wholly-owned subsidiary of AXA) is the general partner of both Holding and the Adviser. AllianceBernstein Corporation owns 100,000 general partnership units in Holding and a 1% general partnership interest in the Adviser. Including both the general partnership and limited partnership interests in Holding and the Adviser, AXA and its subsidiaries had an approximate 64.2% economic interest in the Adviser as of September 30, 2012.





Advisory Agreement and Expenses
-------------------------------

            The Adviser serves as investment manager and adviser of each of the Portfolios and continuously furnishes an investment program for each Portfolio and manages, supervises and conducts the affairs of each Portfolio, subject to the supervision of the Board. The Advisory Agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Trust for, office space, facilities and equipment, services of executive and other personnel of the Trust and certain administrative services.


            The Portfolios have under the Advisory Agreement assumed the obligation for payment of all of their other expenses. As to the obtaining of expenses other than those specifically provided to the Portfolios by the Adviser, each Portfolio may employ its own personnel. For such services, it may also utilize personnel employed by the Adviser or its affiliates. In such event, the services will be provided to the Portfolios at cost and the payments thereto must be specifically approved by the Board. During the fiscal year ended August 31, 2012, for each of U.S. Value, U.S. Large Cap Growth, International Value, International Growth, Short Duration Bond, Global Core Bond, Bond Inflation Protection, High-Yield, Small-Mid Cap Value, Small-Mid Cap Growth and Multi-Asset Real Return, the Adviser paid a total of $0, respectively, for these services; and for Volatility Management, the Adviser paid a total of $58,181 for these services.


            Under the terms of the Advisory Agreement, the Portfolios pay no advisory fees to the Adviser.


            The Advisory Agreement continues in effect from year to year provided that its continuance is specifically approved at least annually by a vote of the majority of the outstanding voting securities of a Portfolio or by the Board, including, in either case, by a vote of the majority of the Board who are not parties to the Advisory Agreement or interested persons of any such party. The continuance of the Advisory Agreement for an additional annual term was approved for the following Portfolios at the meeting of Trustees held on May 1-3, 2012: U.S. Value; U.S. Large Cap Growth; Multi-Asset Real Return; International Value; International Growth; Small-Mid Cap Value; Small-Mid Cap Growth and Volatility Management. The continuance of the Advisory Agreement for an additional annual term was approved for the following Portfolios at the meeting of Trustees held on November 6-8, 2012: Short Duration Bond; Global Core Bond; Bond Inflation Protection; and High-Yield.

            The Advisory Agreement became effective with respect to Volatility Management on February 4, 2010. The Adviser has contractually agreed for the current fiscal year to waive and bear certain expenses so that total expenses do not, on an annual basis, exceed .15% of average daily net assets for Volatility Management. For the period ended August 31, 2012, such reimbursement amounted to $0. This contractual agreement automatically extends each year, unless the Adviser provides written notice 60 days prior to the Portfolio's fiscal year end.


            Any material amendment to the Advisory Agreement must be approved by vote of a majority of the outstanding voting securities of a Portfolio and by vote of a majority of the Trustees who are not such interested persons, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated without penalty by the Adviser, by vote of the Trustees, or by vote of a majority of the outstanding voting securities of a Portfolio upon 60 days' written notice, and will terminate automatically in the event of its assignment. The Advisory Agreement provides that the Adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

            Certain other clients of the Adviser may have investment objective and policies similar to those of the Portfolios. The Adviser may, from time to time, make recommendations which result in the purchase or sale of the particular security by its other clients simultaneously with a purchase or sale thereof by one or more Portfolios. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Portfolios. When two or more of the Adviser's clients (including a Portfolio) are purchasing or selling the same security on a given day through the same broker or dealer, such transactions may be averaged as to price.


ALL FUNDS

            The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is the investment adviser to: AllianceBernstein Blended Style Series, Inc., AllianceBernstein Bond Fund, Inc., AllianceBernstein Cap Fund, Inc., AllianceBernstein Core Opportunities Fund, Inc., AllianceBernstein Corporate Shares, AllianceBernstein Discovery Growth Fund, Inc., AllianceBernstein Equity Income Fund, Inc., AllianceBernstein Exchange Reserves, AllianceBernstein Fixed-Income Shares, Inc., AllianceBernstein Global Bond Fund, Inc., AllianceBernstein Global Real Estate Investment Fund, Inc., AllianceBernstein Global Risk Allocation Fund, Inc., AllianceBernstein Global Thematic Growth Fund, Inc., AllianceBernstein Growth and Income Fund, Inc., AllianceBernstein High Income Fund, Inc., AllianceBernstein Institutional Funds, Inc., AllianceBernstein International Growth Fund, Inc., AllianceBernstein Large Cap Growth Fund, Inc., AllianceBernstein Municipal Income Fund, Inc., AllianceBernstein Municipal Income Fund II, AllianceBernstein Trust, AllianceBernstein Unconstrained Bond Fund, Inc., AllianceBernstein Variable Products Series Fund, Inc., Sanford C. Bernstein Fund, Inc., Sanford C. Bernstein Fund II, Inc., and The AllianceBernstein Portfolios, all registered open-end investment companies; and to Alliance California Municipal Income Fund, Inc., Alliance New York Municipal Income Fund, Inc., AllianceBernstein Global High Income Fund, Inc., AllianceBernstein Income Fund, Inc., AllianceBernstein National Municipal Income Fund, Inc, and AllianceBernstein Multi-Manager Fund. The registered investment companies for which the Adviser serves as investment adviser are referred to collectively below as the "AllianceBernstein Fund Complex", while all of these investment companies, except the Sanford C. Bernstein Fund, Inc., are referred to collectively below as the "AllianceBernstein Funds".


Board of Trustees Information
-----------------------------

            Certain information concerning the Trustees is set forth below.


                                                                   Other
                                                     Portfolios    Public
                               Principal             in Alliance-  Company
                               Occupation(s)         Bernstein     Directorships
                               during                Fund Complex  Held by
                               Past Five Years       Overseen      Trustee in
Name, Address*, Age            and Other Relevant    by            the Past Five
and (Year First Elected**)     Qualifications        Trustee       Years
--------------------------     -------------------   ------------  -------------

INDEPENDENT TRUSTEES

Chairman of the Board          Investment Adviser    101           None
William H. Foulk, Jr.,#, ##    and an Independent
80                             Consultant since
(2005)                         prior to 2007.
                               Previously, he was
                               Senior Manager of
                               Barrett Associates,
                               Inc., a registered
                               investment adviser.
                               He was formerly
                               Deputy Comptroller
                               and Chief Investment
                               Officer of the State
                               of New York and,
                               prior thereto, Chief
                               Investment Officer
                               of the New York Bank
                               for Savings. He has
                               served as a director
                               or trustee of
                               various
                               AllianceBernstein
                               Funds since 1983 and
                               has been Chairman of
                               the
                               AllianceBernstein
                               Funds and of the
                               Independent
                               Directors Committee
                               of such Funds since
                               2003.

John H. Dobkin, #              Independent           101           None
70                             Consultant since
(2005)                         prior to 2007.
                               Formerly, President
                               of Save Venice, Inc.
                               (preservation
                               organization) from
                               2001-2002, Senior
                               Advisor from June
                               1999-June 2000 and
                               President of
                               Historic Hudson
                               Valley (historic
                               preservation) from
                               December 1989-May
                               1999. Previously, he
                               was Director of the
                               National Academy of
                               Design. He has
                               served as a director
                               or trustee of
                               various
                               AllianceBernstein
                               Funds since 1992.

Michael J. Downey, #           Private Investor      101           Asia Pacific
68                             since prior to 2007.                Fund, Inc.
(2005)                         Formerly, managing                  and The
                               partner of Lexington                Merger Fund
                               Capital, LLC                        since prior
                               (investment advisory                to 2007 and
                               firm) from December                 Prospect
                               1997 until December                 Acquisition
                               2003. From 1987                     Corp.
                               until 1993, Chairman                (financial
                               and CEO of                          services)
                               Prudential Mutual                   from 2007
                               Fund Management,                    until 2009
                               director of the
                               Prudential mutual
                               funds, and member of
                               the Executive
                               Committee of
                               Prudential
                               Securities Inc. He
                               has served as a
                               director or trustee
                               of the
                               AllianceBernstein
                               Funds since 2005.

D. James Guzy, #               Chairman of the       101           Cirrus Logic
76                             Board of PLX                        Corporation
(2005)                         Technology                          (semi-
                               (semi-conductors)                   conductors)
                               and of SRC Computers                and PLX
                               Inc., with which he                 Technology
                               has been associated                 (semi-
                               since prior to 2007.                conductors)
                               He was a director of                since prior
                               Intel Corporation                   to 2007 and
                               (semi-conductors)                   Intel
                               from 1969 until                     Corporation
                               2008, and served as                 (semi-
                               Chairman of the                     conductors)
                               Finance Committee of                since prior
                               such company for                    to 2007 until
                               several years until                 2008
                               May 2008. He has
                               served as a director
                               or trustee of one or
                               more of the
                               AllianceBernstein
                               Funds since 1982.

Nancy P. Jacklin, #            Professorial          101           None
64                             Lecturer at the
(2006)                         Johns Hopkins School
                               of Advanced
                               International
                               Studies since 2008.
                               Formerly, U.S.
                               Executive Director
                               of the International
                               Monetary Fund
                               (December 2002-May
                               2006); Partner,
                               Clifford Chance
                               (1992-2002); Sector
                               Counsel,
                               International
                               Banking and Finance,
                               and Associate
                               General Counsel,
                               Citicorp
                               (1985-1992);
                               Assistant General
                               Counsel
                               (International),
                               Federal Reserve
                               Board of Governors
                               (1982-1985); and
                               Attorney Advisor,
                               U.S. Department of
                               the Treasury
                               (1973-1982).  Member
                               of the Bar of the
                               District of Columbia
                               and of New York; and
                               member of the
                               Council on Foreign
                               Relations. She has
                               served as a director
                               or trustee of the
                               AllianceBernstein
                               Funds since 2006.

Garry L. Moody, #              Independent           101           None
60                             Consultant.
(2008)                         Formerly, Partner,
                               Deloitte & Touche
                               LLP (1995-2008)
                               where he held a
                               number of senior
                               positions, including
                               Vice Chairman, and
                               U.S. and Global
                               Investment
                               Management Practice
                               Managing Partner;
                               President, Fidelity
                               Accounting and
                               Custody Services
                               Company (1993-1995);
                               and Partner, Ernst &
                               Young LLP
                               (1975-1993), where
                               he served as the
                               National Director of
                               Mutual Fund Tax
                               Services. He has
                               served as a director
                               or trustee, and as
                               Chairman of the
                               Audit Committee of
                               the
                               AllianceBernstein
                               Funds since 2008.

Marshall C. Turner, #          Private Investor      101           Xilinx, Inc.
71                             since prior to 2007.                (programmable
(2005)                         Interim CEO of MEMC                 logic semi-
                               Electronic                          conductors)
                               Materials, Inc.                     and MEMC
                               (semi-conductor and                 Electronic
                               solar cell                          Materials,
                               substrates) from                    Inc. (semi-
                               November 2008 until                 conductor
                               March 2009.  He was                 and solar
                               Chairman and CEO of                 cell
                               Dupont Photomasks,                  substrates)
                               Inc. (components of                 since prior
                               semi-conductor                      to 2007
                               manufacturing),
                               2003-2005, and
                               President and CEO,
                               2005-2006, after the
                               company was acquired
                               and renamed Toppan
                               Photomasks, Inc.  He
                               has served as a
                               director or trustee
                               of one or more of
                               the
                               AllianceBernstein
                               Funds since 1992.

Earl D. Weiner, #              Of Counsel, and       101           None
73                             Partner prior to
(2007)                         January 2007, of the
                               law firm Sullivan &
                               Cromwell LLP and
                               member of ABA
                               Federal Regulation
                               of Securities
                               Committee Task Force
                               to draft editions of
                               the Fund Director's
                               Guidebook. He has
                               served as a director
                               or trustee of the
                               AllianceBernstein
                               Funds since 2007 and
                               is Chairman of the
                               Governance and
                               Nominating
                               Committees of the
                               Funds.

INTERESTED TRUSTEE

Robert M. Keith,+              Senior Vice           101           None
52                             President of the
(2010)                         Adviser and head of
                               AllianceBernstein
                               Investments, Inc.
                               ("ABI")++ since
                               July 2008; Director
                               of ABI and President
                               of the
                               AllianceBernstein
                               Mutual Funds.
                               Previously, he
                               served as Executive
                               Managing Director of
                               ABI from December
                               2006 to June 2008.
                               Prior to joining ABI
                               in 2006, Executive
                               Managing Director of
                               Bernstein Global
                               Wealth Management,
                               and prior thereto,
                               Senior Managing
                               Director and Global
                               Head of Client
                               Service and Sales of
                               the Adviser's
                               institutional
                               investment
                               management business
                               since 2004.  Prior
                               thereto, he was
                               Managing Director
                               and Head of North
                               American Client
                               Service and Sales in
                               the Adviser's
                               institutional
                               investment
                               management business,
                               with which he had
                               been associated
                               since prior to 2004.


--------
* The address for each of the Trust's Trustees is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.
**    There is no stated term of office for the Trustees.
# Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.
##    Member of the Fair Value Pricing Committee.


+ Mr. Keith is an "interested person", as defined in Section 2(a)(19) of the Investment Company Act of 1940, of the Trust due to his position as a Senior Vice President of the Adviser.
++    The Adviser and ABI are affiliates of the Trust.

            The management of the business and affairs of the Trust are overseen by the Board. Trustees who are not "interested persons" of the Trust as defined in the 1940 Act are referred to as "Independent Trustees", and Trustees who are "interested persons" of the Trust are referred to as "Interested Trustees". Certain information concerning the Trust's governance structure and each Trustee is set forth below.


            Experience, Skills, Attributes and Qualifications of the Trust's Trustees. The Governance and Nominating Committee of the Trust's Board, which is composed of Independent Trustees, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and conducts a similar review in connection with the proposed nomination of current Trustees for re-election by shareholders at any annual or special meeting of shareholders. In evaluating a candidate for nomination or election as a Trustee, the Governance and Nominating Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Governance and Nominating Committee believes contributes to good governance for the Trust. Additional information concerning the Governance and Nominating Committee's consideration of nominees appears in the description of the Committee below.

            The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes and skills, which allow the Board to operate effectively in governing the Trust and protecting the interests of shareholders. The Board has concluded that, based on each Trustee's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees, each Trustee is qualified and should continue to serve as such.

            In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. In addition, the Board has taken into account the actual service and commitment of each Trustee during his or her tenure (including the Trustee's commitment and participation in Board and committee meetings, as well as his or her current and prior leadership of standing and ad hoc committees) in concluding that each should continue to serve. Additional information about the specific experience, skills, attributes and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as trustee of the Trust, is provided in the table above and in the next paragraph.


            Among other attributes and qualifications common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Trustees), to interact effectively with the Adviser, other service providers, counsel and the Trust's independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. In addition to his or her service as a Trustee of the Trust and other AllianceBernstein Funds as noted in the table above: Mr. Dobkin has experience as an executive of a number of organizations and served as Chairman of the Audit Committee of many of the AllianceBernstein Funds from 2001 to 2008; Mr. Downey has experience in the investment advisory business including as Chairman and Chief Executive Officer of a large fund complex and as director of a number of non-AllianceBernstein funds and as Chairman of a non-AllianceBernstein closed-end fund; Mr. Foulk has experience in the investment advisory and securities businesses, including as Deputy Comptroller and Chief Investment Officer of the State of New York (where his responsibilities included bond issuances, cash management and oversight of the New York Common Retirement Fund), has served as Chairman of the AllianceBernstein Funds and of the Independent Directors Committee since 2003, and is active in a number of mutual fund related organizations and committees; Mr. Guzy has experience as a corporate director including as Chairman of a public company and Chairman of the Finance Committee of a large public technology company; Ms. Jacklin has experience as a financial services regulator including as U.S. Executive Director of the International Monetary Fund, which is responsible for ensuring the stability of the international monetary system, and as a financial services lawyer in private practice; Mr. Keith has experience as an executive of the Adviser with responsibility for, among other things, the AllianceBernstein Funds; Mr. Moody has experience as a certified public accountant including experience as Vice Chairman and U.S. and Global Investment Management Practice Partner for a major accounting firm, is a member of the governing council of an organization of independent directors of mutual funds, and has served as Chairman of the Audit Committee of the AllianceBernstein Funds since 2008; Mr. Turner has experience as a director (including as Chairman and Chief Executive Officer of a number of companies) and as a venture capital investor including prior service as general partner of three institutional venture capital partnerships; and Mr. Weiner has experience as a securities lawyer whose practice includes registered investment companies and as Chairman, director or trustee of a number of boards, and has served as Chairman of the Governance and Nominating Committee of the AllianceBernstein Funds since 2007. The disclosure herein of a trustee's experience, qualifications, attributes and skills does not impose on such trustee any duties, obligations, or liability that are greater than the duties, obligations and liability imposed on such trustee as a member of the Board and any committee thereof in the absence of such experience, qualifications, attributes and skills.


            Board Structure and Oversight Function. The Board is responsible for oversight of the Trust. The Trust has engaged the Adviser to manage the Trust on a day-to-day basis. The Board is responsible for overseeing the Adviser and the Trust's other service providers in the operations of the Trust in accordance with the Trust's investment objective and policies and otherwise in accordance with its prospectus, the requirements of the 1940 Act and other applicable Federal, state and other securities and other laws, and the Trust's charter and bylaws. Each Board meets in-person at regularly scheduled meetings eight times throughout the year. In addition, the Trustees may meet in-person or by telephone at special meetings or on an informal basis at other times. The Independent Trustees also regularly meet without the presence of any representatives of management. As described below, the Board has established four standing committees - the Audit, Governance and Nominating, Independent Directors, and Fair Value Pricing Committees - and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. Each committee is composed exclusively of Independent Trustees. The responsibilities of each committee, including its oversight responsibilities, are described further below. The Independent Trustees have also engaged independent legal counsel, and may from time to time engage consultants and other advisors, to assist them in performing their oversight responsibilities.

            An Independent Trustee serves as Chairman of the Board. The Chairman's duties include setting the agenda for the Board meeting in consultation with management, presiding at the Board meeting, meeting with management between Board meetings, and facilitating communication and coordination between the Independent Trustees and management. The Trustees have determined that the Board's leadership by an Independent Trustee and its committees composed exclusively of Independent Trustees is appropriate because they believe it sets the proper tone to the relationships between the Trust, on the one hand, and the Adviser and other service providers, on the other, and facilitates the exercise of the Board's independent judgment in evaluating and managing the relationships. In addition, the Trust is required to have an Independent Trustee as Chairman pursuant to certain 2003 regulatory settlements involving the Adviser.

            Risk Oversight. The Trust is subject to a number of risks, including investment, compliance and operational risks. Day-to-day risk management with respect to the Trust resides with the Adviser or other service providers (depending on the nature of the risk), subject to supervision by the Adviser. The Board has charged the Adviser and its affiliates with: (i) identifying events or circumstances, the occurrence of which could have demonstrable and material adverse effects on the Trust; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.

            Risk oversight forms part of the Board's general oversight of the Trust's investment program and operations and is addressed as part of various regular Board and committee activities. The Trust's investment management and business affairs are carried out by or through the Adviser and other service providers. Each of these persons has an independent interest in risk management but the policies and the methods by which one or more risk management functions are carried out may differ from the Trust's and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. Oversight of risk management is provided by the Board and the Audit Committee. The Trustees regularly receive reports from, among others, management (including the Global Heads of Investment Risk and Trading Risk of the Adviser), a Portfolio's Senior Officer (who is also the Portfolio's chief compliance officer), its independent registered public accounting firm, counsel, and internal auditors for the Adviser, as appropriate, regarding risks faced by the Portfolio and the Adviser's risk management programs.

            Not all risks that may affect a Portfolio can be identified, nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Portfolio or the Adviser, its affiliates or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Portfolio's goals. As a result of the foregoing and other factors the Portfolio's ability to manage risk is subject to substantial limitations.

            Board Committees. The Board has four standing committees - an Audit Committee, a Governance and Nominating Committee, a Fair Value Pricing Committee and an Independent Directors Committee. The members of the Audit, Governance and Nominating, Fair Value Pricing and Independent Directors Committees are identified above.


            The function of the Audit Committee is to assist the Trustees in their oversight of the Portfolios' financial reporting process. The Audit Committee met twice during the Portfolios' most recently completed fiscal year.

            The function of the Governance and Nominating Committee includes the nomination of persons to fill any vacancies or newly created positions on the Board. The Governance and Nominating Committee does not currently consider for nomination candidates proposed by shareholders for election as Trustees. The Governance and Nominating Committee met three times during the Portfolios' most recently completed fiscal year.

            The Governance and Nominating Committee has a charter and, pursuant to the charter, the Governance and Nominating Committee will consider candidates for nomination as a Trustee submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of the Portfolio's common stock or shares of beneficial interest for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Governance and Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Portfolio not less than 120 days before the date of the proxy statement for the previous year's annual meeting of shareholders. If the Portfolios did not hold an annual meeting of shareholders in the previous year, the submission must be delivered or mailed and received within a reasonable amount of time before the Portfolios begin to print and mail their proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Governance and Nominating Committee or the Board to be reasonably calculated to inform shareholders.


            Shareholders submitting a candidate for consideration by the Governance and Nominating Committee must provide the following information to the Governance and Nominating Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of the Portfolio owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Trustees pursuant to
Section 20 of the 1940 Act and the rules and regulations promulgated thereunder;
(E) whether the shareholder believes that the candidate is or will be an "interested person" of the Portfolio (as defined in the 1940 Act) and, if believed not to be an "interested person", information regarding the candidate that will be sufficient for the Portfolio to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background;
(ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected;
(iv) the shareholder's consent to be named as such by the Portfolio; (v) the class or series and number of all shares of the Portfolio owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Portfolio's record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. "Associated person of the Shareholder" means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

            The Governance and Nominating Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Governance and Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

            The Governance and Nominating Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Governance and Nominating Committee will not consider self-nominated candidates. The Governance and Nominating Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Portfolio, the candidate's ability to qualify as an Independent Trustee and such other criteria as the Governance and Nominating Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.


            The function of the Fair Value Pricing Committee is to consider, in advance if possible, any fair valuation decision of the Adviser's Valuation Committee relating to a security held by the Portfolios made under unique or highly unusual circumstances not previously addressed by the Valuation Committee that would result in a change in the Portfolios' NAV by more than $0.01 per share. The Fair Value Pricing Committee did not meet during the Portfolios' most recently completed fiscal year.

            The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the Independent Trustees, such as review and approval of the Advisory and Distribution Services Agreements. The Independent Directors Committee met seven times during the Portfolios' most recently completed fiscal year.

            The Trustees do not own any shares of the Portfolios, as individuals are not allowed to purchase such shares. The aggregate dollar range of securities of funds in the AllianceBernstein Fund Complex owned by each Trustee is set forth below.

                                        Aggregate Dollar Range of Equity
                                       Securities in the AllianceBernstein
                                                  Fund Complex
Name of Trustee                              as of December 31, 2011
---------------                              -----------------------


John H. Dobkin                                    Over $100,000
Michael J. Downey                                 Over $100,000
William H. Foulk, Jr.                             Over $100,000
D. James Guzy                                     Over $100,000
Nancy P. Jacklin                                  Over $100,000
Robert M. Keith*                                      None
Garry L. Moody                                    Over $100,000
Marshall C. Turner, Jr.                           Over $100,000
Earl D. Weiner                                    Over $100,000


--------
* With respect to Mr. Keith, uninvested interests in certain deferred compensation plans, including the Partners Compensation Plan, are not included.


Officer Information
-------------------

            Certain information concerning the Portfolios' officers is set forth below.


                              Position(s) Held        Principal Occupation
Name, Address* and Age        with Trust              During Past Five Years
----------------------        ----------------        -----------------------

Robert M. Keith,              President and Chief     See biography above.
52                            Executive Officer

Philip L. Kirstein,           Senior Vice President   Senior Vice President and
67                            and Independent         Independent Compliance
                              Compliance Officer      Officer of the Funds in
                                                      the AllianceBernstein Fund
                                                      Complex, with which he has
                                                      been associated since
                                                      October 2004. Prior
                                                      thereto, he was Of Counsel
                                                      to Kirkpatrick & Lockhart,
                                                      LLP from October 2003 to
                                                      October 2004, and General
                                                      Counsel of Merrill Lynch
                                                      Investment Managers, L.P.
                                                      since prior to March 2003.

Emilie D. Wrapp,              Secretary               Senior Vice President,
57                                                    Assistant General Counsel,
                                                      and Assistant Secretary of
                                                      ABI,** with which she has
                                                      been associated since
                                                      prior to 2007.

Joseph J. Mantineo,           Treasurer and Chief     Senior Vice President of
53                            Financial Officer       ABIS,** with which he has
                                                      been associated since
                                                      prior to 2007.

Phyllis J. Clarke,            Controller              Vice President of the
51                                                    ABIS,** with which she has
                                                      been associated since
                                                      prior to 2007.

Other Officers

U.S. Value
----------

Christopher W. Marx,          Vice President          Senior Vice President of
45                                                    the Adviser,** with which
                                                      he has been associated
                                                      since prior to 2007.

Joseph G. Paul,               Vice President          Senior Vice President of
52                                                    the Adviser,** with which
                                                      he has been associated
                                                      since prior to 2007.

Gregory L. Powell,            Vice President          Senior Vice President of
53                                                    the Adviser,** with which
                                                      he has been associated
                                                      since prior to 2007.

U.S. Large Cap Growth
---------------------

Frank V. Caruso,              Vice President          Senior Vice President of
56                                                    the Adviser,** with which
                                                      he has been associated
                                                      since prior to 2007.

Vincent C. DuPont,            Vice President          Senior Vice President of
50                                                    the Adviser,** with which
                                                      he has been associated
                                                      since prior to 2007.

John H. Fogarty,              Vice President          Senior Vice President of
42                                                    the Adviser,** with which
                                                      he has been associated
                                                      since prior to 2007.

International Value
-------------------

Takeo Aso,                    Vice President          Senior Vice President of
48                                                    the Adviser,** with which
                                                      he has been associated
                                                      since prior to 2007.

Sharon E. Fay,                Vice President          Senior Vice President of
52                                                    the Adviser,** with which
                                                      she has been associated
                                                      since prior to 2007.

Avi Lavi,                     Vice President          Senior Vice President of
46                                                    the Adviser,** with which
                                                      he has been associated
                                                      since prior to 2007.

Kevin F. Simms,               Vice President          Senior Vice President of
46                                                    the Adviser,** with which
                                                      he has been associated
                                                      since prior to 2007.

International Growth
--------------------

Sergey Davalchenko,           Vice President          Vice President of the
37                                                    Adviser,** with which he
                                                      has been associated since
                                                      January 2011. In early
                                                      2012, he also became a
                                                      Portfolio Manager for
                                                      Emerging Markets Growth.
                                                      Prior thereto, he was a
                                                      senior international
                                                      analyst at Global Currents
                                                      Investment Management, a
                                                      subsidiary of Legg Mason
                                                      from April 2008 to January
                                                      2011.  Previously, he was
                                                      associated with Fenician
                                                      Capital Management since
                                                      prior to 2007.

Laurent Saltiel,              Vice President          Senior Vice President of
43                                                    the Adviser,** with which
                                                      he has been associated
                                                      since June 2010.  Prior
                                                      thereto, he was associated
                                                      with Janus Capital as an
                                                      international portfolio
                                                      manager since prior to
                                                      2007.

Jean-Francois Van de Walle,   Vice President          Senior Vice President of
53                                                    the Adviser,** with which
                                                      he has been associated
                                                      since prior to 2007.

Short Duration Bond
-------------------

Paul J. DeNoon,               Vice President          Senior Vice President of
50                                                    the Adviser,** with which
                                                      he has been associated
                                                      since prior to 2007.

Jon P. Denfeld,               Vice President          Vice President of the
42                                                    Adviser** since May 2008.
                                                      Prior thereto, he was a
                                                      Senior U.S. Portfolio
                                                      Manager for UBS Global
                                                      Asset Management since
                                                      prior to 2007.

Shawn E. Keegan,              Vice President          Vice President of the
41                                                    Adviser,** with which he
                                                      has been associated since
                                                      prior to 2007.

Alison M. Martier,            Vice President          Senior Vice President of
55                                                    the Adviser,** with which
                                                      she has been associated
                                                      since prior to 2007.

Douglas J. Peebles,           Vice President          Senior Vice President of
47                                                    the Adviser,** with which
                                                      he has been associated
                                                      since prior to 2007.

Greg J. Wilensky,             Vice President          Senior Vice President of
45                                                    the Adviser,** with which
                                                      he has been associated
                                                      since prior to 2007.

Global Core Bond
----------------

Paul J. DeNoon,               Vice President          See above.
50

Scott A. DiMaggio,            Vice President          Senior Vice President of
41                                                    the Adviser,** with which
                                                      he has been associated
                                                      since prior to 2007.

Michael L. Mon,               Vice President          Vice President of the
43                                                    Adviser,** with which he
                                                      has been associated since
                                                      prior to 2007.

Douglas J. Peebles,           Vice President          See above.
47

Matthew S. Sheridan,          Vice President          Senior Vice President of
37                                                    the Adviser,** with which
                                                      he has been associated
                                                      since prior to 2007.

Bond Inflation Protection
-------------------------

Rajen B. Jadav,               Vice President          Vice President of the
37                                                    Adviser,** with which he
                                                      has been associated since
                                                      prior to 2007.

Shawn E. Keegan,              Vice President          See above.
41

Greg J. Wilensky,             Vice President          See above.
45

High Yield
----------

Gershon M. Distenfeld,        Vice President          Senior Vice President of
37                                                    the Adviser,** with which
                                                      he has been associated
                                                      since prior to 2007.

Douglas J. Peebles,           Vice President          See above.
47

Ashish C. Shah,               Vice President          Senior Vice President and
42                                                    Head of Global Credit of
                                                      the Adviser since May
                                                      2010.  Previously, he was
                                                      a Managing Director and
                                                      Head of Global Credit
                                                      Strategy at Barclays
                                                      Capital from September
                                                      2008 until May 2010.
                                                      Prior thereto, he served
                                                      as the Head of Credit
                                                      Strategy at Lehman
                                                      Brothers, heading the
                                                      Structured Credit/CDO and
                                                      Credit Strategy groups
                                                      since prior to 2007.

Small-Mid Cap Value
-------------------

James W. MacGregor,           Vice President          Senior Vice President of
45                                                    the Adviser,** with which
                                                      he has been associated
                                                      since prior to 2007.

Joseph G. Paul,               Vice President          See above.
52

Andrew J. Weiner,             Vice President          Senior Vice President of
44                                                    the Adviser,** with which
                                                      he has been associated
                                                      since prior to 2007.

Small-Mid Cap Growth
--------------------

Bruce K. Aronow,              Vice President          Senior Vice President of
46                                                    the Adviser,** with which
                                                      he has been associated
                                                      since prior to 2007.

N. Kumar Kirpalani,           Vice President          Senior Vice President of
58                                                    the Adviser,** with which
                                                      he has been associated
                                                      since prior to 2007.

Samantha S. Lau,              Vice President          Senior Vice President of
40                                                    the Adviser,** with which
                                                      she has been associated
                                                      since prior to 2007.

Wen-Tse Tseng,                Vice President          Senior Vice President of
47                                                    the Adviser,** with which
                                                      he has been associated
                                                      since prior to 2007.

Multi-Asset Real Return
-----------------------

Vincent L. Childers,          Vice President          Vice President of the
36                                                    Adviser,** with which he
                                                      has been associated since
                                                      2007.  Prior thereto, he
                                                      was associated with
                                                      Houlihan Lokey since prior
                                                      to 2007.

Jonathan E. Ruff,             Vice President          Senior Vice President of
52                                                    the Adviser,** with which
                                                      he has been associated
                                                      since prior to 2007.

Volatility Management
---------------------

Daniel J. Loewy,              Vice President          Senior Vice President of
38                                                    the Adviser,** with which
                                                      he has been associated
                                                      since prior to 2007.

Seth J. Masters,              Vice President          Senior Vice President of
53                                                    the Adviser,** with which
                                                      he has been associated
                                                      since prior to 2007.


--------
* The address for each of the Trust's officers is 1345 Avenue of the Americas, New York, NY 10105.
**    The Adviser, ABI and ABIS are affiliates of the Trust.


            The Trust does not pay any fees to, or reimburse expenses of, its Trustees who are considered "interested persons" (as defined in Section 2(a)(19) of the 1940 Act) of the Trust.

            The aggregate compensation paid to each of the Trustees by each Portfolio for the fiscal year ended August 31, 2012, the aggregate compensation paid to each of the Trustees during calendar year 2011 by the AllianceBernstein Fund Complex and the total number of registered investment companies (and separate portfolios within the companies) in the AllianceBernstein Fund Complex with respect to which each Trustee serves as a director or trustee, are set forth below. None of the Portfolios nor any other registered investment company in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Trustees is a director or trustee of one or more other registered investment companies in the AllianceBernstein Fund Complex.

                                                                     Total
                                                                     Number of
                                                                     Investment
                                                      Total          Portfolios
                                                      Number of      within the
                                                      Investment     Alliance-
                                                      Companies      Bernstein
                                                      in the         Fund
                                       Total          Alliance-      Complex,
                                       Compensation   Bernstein      Including
                                       from the       Fund Complex,  the
                                       Alliance-      Including the  Portfolios,
                                       Bernstein      Portfolios,    as to
                         Estimated     Fund           as to Which    Which the
                         Compensation  Complex,       the Trustee    Trustee is
                         From the      Including      is a Director  a Director
Name of Trustee          Portfolios    the Trust      or Trustee     or Trustee
---------------          ----------    ---------      ----------     ----------

John H. Dobkin           $ 6,183       $252,000       31             101
Michael J. Downey        $ 6,183       $252,000       31             101
William H. Foulk, Jr.    $11,703       $493,700       31             101
D. James Guzy            $ 6,183       $252,000       31             101
Nancy P. Jacklin         $ 6,183       $252,000       31             101
Robert M. Keith          $     0       $      0       31             101
Garry L. Moody           $ 6,873       $280,000       31             101
Marshall C. Turner, Jr.  $ 6,183       $252,000       31             101
Earl D. Weiner           $ 6,621       $270,000       31             101

            As of December 7, 2012, the Trustees and officers of the Portfolios as a group owned less than 1% of the shares of each Portfolio.


Additional Information About the Portfolios' Portfolio Managers
---------------------------------------------------------------


            Additional information regarding the investment professional(s)(1) primarily responsible for the day-to-day management of each Portfolio may be found below. For additional information about the portfolio management of each Portfolio, see "Management of the Portfolios - Portfolio Managers" in the Portfolios' prospectus. As of August 31, 2012, none of the investment professionals identified below owned any equity securities of the Portfolios.


--------
(1) Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual Portfolio portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.


            As of August 31, 2012, the Adviser's employees had approximately $121,179,002 invested in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.


U.S. Value
----------


            The management of, and investment decisions for, the Portfolio are made by the U.S. Value Senior Investment Management Team. Christopher Marx, Joseph G. Paul, and Gregory L. Powell are the most senior members of the Team.

            The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the most senior members of the Team also have day-to-day management responsibilities.(2) The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of August 31, 2012.


--------
(2) Each investment vehicle or account represented in the chart, for which the investment professionals have portfolio management responsibility, is based upon one of 16 model portfolios. Each vehicle or account differs from its respective model portfolio only to a limited extent based on specific client requirements relating to tax considerations, cash flows due to the frequency and amount of investments, the client's country of residence and currency strategies related thereto, and/or client-imposed investment restrictions regarding particular types of companies or industries.


--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
                           (excluding the Portfolio)
--------------------------------------------------------------------------------

                                                                    Total
                                                      Number of     Assets of
                        Total        Total            Registered    Registered
                        Number of    Assets of        Investment    Investment
                        Registered   Registered       Companies     Companies
                        Investment   Investment       Managed with  Managed with
                        Companies    Companies        Performance-  Performance-
Portfolio Manager       Managed      Managed          Based Fees    Based Fees
-----------------       -------      -------          ----------    ----------
Christopher Marx         0           None              None          None
Joseph G. Paul          98           $15,783,000,000   None          None
Gregory L. Powell       74           $12,580,000,000   None          None

--------------------------------------------------------------------------------
                           POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------

                                                    Number         Total Assets
                     Total        Total             of Pooled      of Pooled
                     Number       Assets            Investment     Investment
                     of Pooled    of Pooled         Vehicles       Vehicles
                     Investment   Investment        Managed with   Managed with
                     Vehicles     Vehicles          Performance-   Performance-
Portfolio Manager    Managed      Managed           Based Fees     Based Fees
-----------------    -------      -------           ----------     ----------
Christopher Marx      3          $   83,000,000     None            None
Joseph G. Paul       74          $3,700,000,000     2              $144,000,000
Gregory L. Powell    68          $3,333,000,000     2              $144,000,000

--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------

                                                    Number        Total Assets
                     Total        Total             of Other      of Other
                     Number       Assets            Accounts      Accounts
                     of Other     of Other          Managed with  Managed with
                     Accounts     Accounts          Performance-  Performance-
Portfolio Manager    Managed      Managed           Based Fees    Based Fees
-----------------    -------      -------           ----------    ----------
Christopher Marx      23,395      $ 1,861,000,000   None          None
Joseph G. Paul        28,979      $22,927,000,000   8             $1,264,000,000
Gregory L. Powell     28,963      $19,234,000,000   8             $1,264,000,000


U.S. Large Cap Growth
----------------------


            The management of, and investment decisions for, the Portfolio are made by the U.S. Large Cap Growth Team. Frank V. Caruso, Vincent C. DuPont and John H. Fogarty are the most senior members of the team.

            The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the most senior members of the team also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of August 31, 2012.

--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
                           (excluding the Portfolio)
--------------------------------------------------------------------------------

                                                                    Total
                                                      Number of     Assets of
                        Total        Total            Registered    Registered
                        Number of    Assets of        Investment    Investment
                        Registered   Registered       Companies     Companies
                        Investment   Investment       Managed with  Managed with
                        Companies    Companies        Performance-  Performance-
Portfolio Manager       Managed      Managed          Based Fees    Based Fees
-----------------       -------      -------          ----------    ----------
Frank V. Caruso          6           $3,420,000,000   None          None
Vincent C. DuPont        4           $2,755,000,000   None          None
John H. Fogarty          7           $3,443,000,000   None          None

--------------------------------------------------------------------------------
                           POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------

                                                    Number         Total Assets
                     Total        Total             of Pooled      of Pooled
                     Number       Assets            Investment     Investment
                     of Pooled    of Pooled         Vehicles       Vehicles
                     Investment   Investment        Managed with   Managed with
                     Vehicles     Vehicles          Performance-   Performance-
Portfolio Manager    Managed      Managed           Based Fees     Based Fees
-----------------    -------      -------           ----------     ----------
Frank V. Caruso        3          $83,000,000       None           None
Vincent C. DuPont    None            None           None           None
John H. Fogarty        1          $ 2,000,000       None           None

--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------

                                                    Number        Total Assets
                     Total        Total             of Other      of Other
                     Number       Assets            Accounts      Accounts
                     of Other     of Other          Managed with  Managed with
                     Accounts     Accounts          Performance-  Performance-
Portfolio Manager    Managed      Managed           Based Fees    Based Fees
-----------------    -------      -------           ----------    ----------

Frank V. Caruso      23,405       $2,247,000,000    None           None
Vincent C. DuPont         8       $  246,000,000    None           None
John H. Fogarty          10       $  386,000,000    None           None


International Value
--------------------


            The management of, and investment decisions for, the Portfolio are made by the International Value Senior Investment Management Team. Takeo Aso, Sharon E. Fay, Avi Lavi and Kevin F. Simms are the most senior members of the Team.

            The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the most senior members of Team also have day-to-day management responsibilities.(3) The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of August 31, 2012.


--------
(3) Each investment vehicle or account represented in the chart, for which the investment professionals have portfolio management responsibility, is based upon one of 15 model portfolios. Each vehicle or account differs from its respective model portfolio only to a limited extent based on specific client requirements relating to tax considerations, cash flows due to the frequency and amount of investments, the client's country of residence and currency strategies related thereto, and/or client-imposed investment restrictions regarding particular types of companies or industries.


--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
                           (excluding the Portfolio)
--------------------------------------------------------------------------------

                                                                    Total
                                                      Number of     Assets of
                        Total        Total            Registered    Registered
                        Number of    Assets of        Investment    Investment
                        Registered   Registered       Companies     Companies
                        Investment   Investment       Managed with  Managed with
                        Companies    Companies        Performance-  Performance-
Portfolio Manager       Managed      Managed          Based Fees    Based Fees
-----------------       -------      -------          ----------    ----------
Takeo Aso                39          $ 5,205,000,000  None           None
Sharon E. Fay            87          $15,741,000,000  None           None
Avi Lavi                 39          $ 5,153,000,000  None           None
Kevin F. Simms          106          $15,796,000,000  None           None

--------------------------------------------------------------------------------
                           POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------

                                                    Number         Total Assets
                     Total        Total             of Pooled      of Pooled
                     Number       Assets            Investment     Investment
                     of Pooled    of Pooled         Vehicles       Vehicles
                     Investment   Investment        Managed with   Managed with
                     Vehicles     Vehicles          Performance-   Performance-
Portfolio Manager    Managed      Managed           Based Fees     Based Fees
-----------------    -------      -------           ----------     ----------
Takeo Aso             68          $5,059,000,000     3             $358,000,000
Sharon E. Fay        112          $8,736,000,000     6             $693,000,000
Avi Lavi              58          $2,847,000,000     2             $144,000,000
Kevin F. Simms        99          $8,154,000,000     5             $630,000,000

--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------

                                                    Number        Total Assets
                     Total        Total             of Other      of Other
                     Number       Assets            Accounts      Accounts
                     of Other     of Other          Managed with  Managed with
                     Accounts     Accounts          Performance-  Performance-
Portfolio Manager    Managed      Managed           Based Fees    Based Fees
-----------------    -------      -------           ----------    ----------
Takeo Aso               108       $12,764,000,000    9           $1,558,000,000
Sharon E. Fay        29,043       $29,464,000,000   16           $3,247,000,000
Avi Lavi                 88       $12,130,000,000    6           $1,223,000,000
Kevin F. Simms       29,042       $28,609,000,000   16           $3,247,000,000


International Growth
--------------------


            The management of, and investment decisions for, the Portfolio are made by the International Growth Team. Sergey Davalchenko, Laurent Saltiel and Jean-Francois Van de Walle are the most senior members of the team.

            The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the most senior members of the team also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of August 31, 2012.

--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
                           (excluding the Portfolio)
--------------------------------------------------------------------------------

                                                                    Total
                                                      Number of     Assets of
                            Total       Total         Registered    Registered
                            Number of   Assets of     Investment    Investment
                            Registered  Registered    Companies     Companies
                            Investment  Investment    Managed with  Managed with
                            Companies   Companies     Performance-  Performance-
Portfolio Manager           Managed     Managed       Based Fees    Based Fees
-----------------           -------     -------       ----------    ------------
Sergey Davalchenko           26       $2,955,000,000   None           None
Laurent Saltiel              27       $3,555,000,000   None           None
Jean-Francois Van de Walle    1       $  600,000,000   None           None

--------------------------------------------------------------------------------
                           POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------

                                                     Number         Total Assets
                           Total       Total         of Pooled      of Pooled
                           Number      Assets        Investment     Investment
                           of Pooled   of Pooled     Vehicles       Vehicles
                           Investment  Investment    Managed with   Managed with
                           Vehicles    Vehicles      Performance-   Performance-
Portfolio Manager          Managed     Managed       Based Fees     Based Fees
-----------------          -------     -------       ----------     ----------
Sergey Davalchenko           4        $  242,000,000   None             None
Laurent Saltiel             12        $1,431,000,000   1            $16,000,000
Jean-Francois Van de Walle  10        $1,480,000,000   1            $16,000,000

--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------

                                                     Number        Total Assets
                             Total      Total        of Other      of Other
                             Number     Assets       Accounts      Accounts
                             of Other   of Other     Managed with  Managed with
                             Accounts   Accounts     Performance-  Performance-
Portfolio Manager            Managed    Managed      Based Fees    Based Fees
-----------------            -------    -------      ----------    ----------
Sergey Davalchenko            2        $413,000,000    None            None
Laurent Saltiel               6        $607,000,000     1           $35,000,000
Jean-Francois Van de Walle    4        $194,000,000     1           $35,000,000


Short Duration Bond
--------------------

            The management of, and investment decisions for, the Portfolio are made by the US Multi Sector Fixed Income Team. Jon P. Denfeld, Paul J. DeNoon, Shawn E. Keegan, Alison M. Martier, Douglas J. Peebles and Greg J. Wilensky are the most senior members of the team.


            The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the most senior members of the team also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of August 31, 2012.

--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
                           (excluding the Portfolio)
--------------------------------------------------------------------------------

                                                                    Total
                                                      Number of     Assets of
                        Total        Total            Registered    Registered
                        Number of    Assets of        Investment    Investment
                        Registered   Registered       Companies     Companies
                        Investment   Investment       Managed with  Managed with
                        Companies    Companies        Performance-  Performance-
Portfolio Manager       Managed      Managed          Based Fees    Based Fees
-----------------       -------      -------          ----------    ----------
Paul J. DeNoon          72           $25,605,000,000    None         None
Jon P. Denfeld          16           $ 7,942,000,000    None         None
Shawn E. Keegan         17           $ 8,333,000,000    None         None
Alison M. Martier       16           $ 7,942,000,000    None         None
Douglas J. Peebles      55           $25,647,000,000    None         None
Greg J. Wilensky        40           $ 9,351,000,000    None         None

--------------------------------------------------------------------------------
                           POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------

                                                    Number         Total Assets
                     Total        Total             of Pooled      of Pooled
                     Number       Assets            Investment     Investment
                     of Pooled    of Pooled         Vehicles       Vehicles
                     Investment   Investment        Managed with   Managed with
                     Vehicles     Vehicles          Performance-   Performance-
Portfolio Manager    Managed      Managed           Based Fees     Based Fees
-----------------    -------      -------           ----------     ----------
Paul J. DeNoon       52           $41,332,000,000    2              $157,000,000
Jon P. Denfeld       11           $   822,000,000    1              $ 84,000,000
Shawn E. Keegan      21           $12,390,000,000    1              $ 84,000,000
Alison M. Martier    11           $   822,000,000    1              $ 84,000,000
Douglas J. Peebles   72           $56,511,000,000    3              $293,000,000
Greg J. Wilensky     15           $ 1,003,000,000    1              $ 84,000,000

--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------

                                                    Number        Total Assets
                     Total        Total             of Other      of Other
                     Number       Assets            Accounts      Accounts
                     of Other     of Other          Managed with  Managed with
                     Accounts     Accounts          Performance-  Performance-
Portfolio Manager    Managed      Managed           Based Fees    Based Fees
-----------------    -------      -------           ----------    ----------
Paul J. DeNoon       231         $ 44,280,000,000    5            $2,437,000,000
Jon P. Denfeld       145         $ 11,080,000,000    1            $  390,000,000
Shawn E. Keegan      274         $ 68,491,000,000    3            $3,205,000,000
Alison M. Martier    145         $ 11,080,000,000    1            $  390,000,000
Douglas J. Peebles   388         $104,694,000,000    8            $5,473,000,000
Greg J. Wilensky     150         $ 11,229,000,000    1            $  390,000,000


Global Core Bond
-----------------

            The management of, and investment decisions for, the Portfolio are made by the Adviser's Global Fixed Income Investment Team. Paul J. DeNoon, Scott
A. DiMaggio, Michael L. Mon, Douglas J. Peebles and Matthew S. Sheridan are the most senior members of the team.


            The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the most senior members of the team also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of August 31, 2012.

--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
                           (excluding the Portfolio)
--------------------------------------------------------------------------------

                                                                    Total
                                                      Number of     Assets of
                        Total        Total            Registered    Registered
                        Number of    Assets of        Investment    Investment
                        Registered   Registered       Companies     Companies
                        Investment   Investment       Managed with  Managed with
                        Companies    Companies        Performance-  Performance-
Portfolio Manager       Managed      Managed          Based Fees    Based Fees
-----------------       -------      -------          ----------    ----------
Paul J. DeNoon           72         $25,412,000,000   None           None
Scott A. DiMaggio        32         $ 7,454,000,000   None           None
Michael L. Mon           48         $22,051,000,000   None           None
Douglas J. Peebles       55         $25,455,000,000   None           None
Matthew S. Sheridan      32         $13,333,000,000   None           None

--------------------------------------------------------------------------------
                           POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------

                                                    Number         Total Assets
                     Total        Total             of Pooled      of Pooled
                     Number       Assets            Investment     Investment
                     of Pooled    of Pooled         Vehicles       Vehicles
                     Investment   Investment        Managed with   Managed with
                     Vehicles     Vehicles          Performance-   Performance-
Portfolio Manager    Managed      Managed           Based Fees     Based Fees
-----------------    -------      -------           ----------     ----------
Paul J. DeNoon       52           $41,332,000,000    2             $157,000,000
Scott A. DiMaggio    31           $ 4,510,000,000    1             $136,000,000
Michael L. Mon       58           $15,961,000,000    2             $209,000,000
Douglas J. Peebles   72           $56,511,000,000    3             $293,000,000
Matthew S. Sheridan  38           $40,226,000,000    1             $ 73,000,000

--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------

                                                    Number        Total Assets
                     Total        Total             of Other      of Other
                     Number       Assets            Accounts      Accounts
                     of Other     of Other          Managed with  Managed with
                     Accounts     Accounts          Performance-  Performance-
Portfolio Manager    Managed      Managed           Based Fees    Based Fees
-----------------    -------      -------           ----------    ----------
Paul J. DeNoon       231         $  44,280,000,000   5            $2,437,000,000
Scott A. DiMaggio     72         $  26,640,000,000   4            $2,047,000,000
Michael L. Mon       142         $  54,426,000,000   4            $2,047,000,000
Douglas J. Peebles   388         $ 104,694,000,000   8            $5,473,000,000
Matthew S. Sheridan   73         $  31,368,000,000   4            $2,047,000,000


Bond Inflation Protection
--------------------------

            Rajen B. Jadav, Shawn E. Keegan and Greg J. Wilensky, Director of Stable Value Investments, are the investment professionals primarily responsible for the day-to-day management of the AllianceBernstein Bond Inflation Protection Portfolio.


            The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the most senior investment professionals also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of August 31, 2012.

--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
                           (excluding the Portfolio)
--------------------------------------------------------------------------------

                                                                    Total
                                                      Number of     Assets of
                        Total        Total            Registered    Registered
                        Number of    Assets of        Investment    Investment
                        Registered   Registered       Companies     Companies
                        Investment   Investment       Managed with  Managed with
                        Companies    Companies        Performance-  Performance-
Portfolio Manager       Managed      Managed          Based Fees    Based Fees
-----------------       -------      -------          ----------    ----------
Rajen B. Jadav           8           $7,974,000,000    None          None
Shawn E. Keegan         17           $9,267,000,000    None          None
Greg J. Wilensky        40           $9,351,000,000    None          None

--------------------------------------------------------------------------------
                           POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------

                                                    Number         Total Assets
                     Total        Total             of Pooled      of Pooled
                     Number       Assets            Investment     Investment
                     of Pooled    of Pooled         Vehicles       Vehicles
                     Investment   Investment        Managed with   Managed with
                     Vehicles     Vehicles          Performance-   Performance-
Portfolio Manager    Managed      Managed           Based Fees     Based Fees
-----------------    -------      -------           ----------     ----------
Rajen B. Jadav        4           $   194,000,000    None              None
Shawn E. Keegan      21           $12,390,000,000      1           $84,000,000
Greg J. Wilensky     15           $ 1,003,000,000      1           $84,000,000

--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------

                                                    Number        Total Assets
                     Total        Total             of Other      of Other
                     Number       Assets            Accounts      Accounts
                     of Other     of Other          Managed with  Managed with
                     Accounts     Accounts          Performance-  Performance-
Portfolio Manager    Managed      Managed           Based Fees    Based Fees
-----------------    -------      -------           ----------    ----------
Rajen B. Jadav        51          $5,789,000,000     None              None
Shawn E. Keegan      274         $68,491,000,000      3           $3,205,000,000
Greg J. Wilensky     150         $11,229,000,000      1           $  390,000,000


High-Yield
-----------

            The management of, and investment decisions for, the Portfolio are made by the Global Credit Investment Team. Gershon M. Distenfeld, Douglas J. Peebles and Ashish C. Shah are the most senior members of the team.


            The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the most senior members of the team also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of August 31, 2012.

--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
                           (excluding the Portfolio)
--------------------------------------------------------------------------------

                                                                    Total
                                                      Number of     Assets of
                        Total        Total            Registered    Registered
                        Number of    Assets of        Investment    Investment
                        Registered   Registered       Companies     Companies
                        Investment   Investment       Managed with  Managed with
                        Companies    Companies        Performance-  Performance-
Portfolio Manager       Managed      Managed          Based Fees    Based Fees
-----------------       -------      -------          ----------    ----------
Gershon M. Distenfeld    18          $11,230,000,000   None          None
Douglas J. Peebles       55          $26,184,000,000   None          None
Ashish C. Shah            5          $ 8,537,000,000   None          None

--------------------------------------------------------------------------------
                           POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------

                                                     Number         Total Assets
                       Total        Total            of Pooled      of Pooled
                       Number       Assets           Investment     Investment
                       of Pooled    of Pooled        Vehicles       Vehicles
                       Investment   Investment       Managed with   Managed with
                       Vehicles     Vehicles         Performance-   Performance-
Portfolio Manager      Managed      Managed          Based Fees     Based Fees
-----------------      -------      -------          ----------     ----------
Gershon M. Distenfeld    29         $49,122,000,000   1             $136,000,000
Douglas J. Peebles       72         $56,511,000,000   3             $293,000,000
Ashish C. Shah           19         $47,046,000,000   1             $136,000,000

--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------

                                                    Number        Total Assets
                        Total      Total            of Other      of Other
                        Number     Assets           Accounts      Accounts
                        of Other   of Other         Managed with  Managed with
                        Accounts   Accounts         Performance-  Performance-
Portfolio Manager       Managed    Managed          Based Fees    Based Fees
-----------------       -------    -------          ----------    ----------
Gershon M. Distenfeld   149       $ 60,703,000,000   2            $2,815,000,000
Douglas J. Peebles      388       $104,694,000,000   8            $5,473,000,000
Ashish C. Shah          134       $ 57,631,000,000   2            $2,815,000,000


Small-Mid Cap Value
--------------------

            The management of, and investment decisions for, the Portfolio are made by the Small-Mid Cap Value Senior Investment Management Team. James W. MacGregor, Joseph G. Paul and Andrew J. Weiner are the most senior members of the Team.


            The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the most senior members of the Team also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of August 31, 2012.

--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
                           (excluding the Portfolio)
--------------------------------------------------------------------------------

                                                                    Total
                                                      Number of     Assets of
                        Total        Total            Registered    Registered
                        Number of    Assets of        Investment    Investment
                        Registered   Registered       Companies     Companies
                        Investment   Investment       Managed with  Managed with
                        Companies    Companies        Performance-  Performance-
Portfolio Manager       Managed      Managed          Based Fees    Based Fees
-----------------       -------      -------          ----------    ----------
James W. MacGregor      74           $13,425,000,000   None          None
Joseph G. Paul          98           $16,629,000,000   None          None
Andrew J. Weiner        36           $ 7,290,000,000   None          None

--------------------------------------------------------------------------------
                           POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------

                                                     Number         Total Assets
                       Total        Total            of Pooled      of Pooled
                       Number       Assets           Investment     Investment
                       of Pooled    of Pooled        Vehicles       Vehicles
                       Investment   Investment       Managed with   Managed with
                       Vehicles     Vehicles         Performance-   Performance-
Portfolio Manager      Managed      Managed          Based Fees     Based Fees
-----------------      -------      -------          ----------     ----------
James W. MacGregor     68           $3,333,000,000     2            $144,000,000
Joseph G. Paul         74           $3,700,000,000     2            $144,000,000
Andrew J. Weiner       12           $  554,000,000    None              None

--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------

                                                    Number        Total Assets
                        Total      Total            of Other      of Other
                        Number     Assets           Accounts      Accounts
                        of Other   of Other         Managed with  Managed with
                        Accounts   Accounts         Performance-  Performance-
Portfolio Manager       Managed    Managed          Based Fees    Based Fees
-----------------       -------    -------          ----------    ----------
James W. MacGregor      28,963     $19,234,000,000    8           $1,264,000,000
Joseph G. Paul          28,979     $22,927,000,000    8           $1,264,000,000
Andrew J. Weiner        28,885     $ 8,442,000,000    2           $   42,000,000


Small-Mid Cap Growth
---------------------

            The management of, and investment decisions for, the Portfolio are made by the Small-Mid Cap Growth Investment Team. Bruce K. Aronow, N. Kumar Kirpalani, Samantha S. Lau and Wen-Tse Tseng are the most senior members of the team.


            The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the most senior members of the team also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of August 31, 2012.

--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
                           (excluding the Portfolio)
--------------------------------------------------------------------------------

                                                                    Total
                                                      Number of     Assets of
                        Total        Total            Registered    Registered
                        Number of    Assets of        Investment    Investment
                        Registered   Registered       Companies     Companies
                        Investment   Investment       Managed with  Managed with
                        Companies    Companies        Performance-  Performance-
Portfolio Manager       Managed      Managed          Based Fees    Based Fees
-----------------       -------      -------          ----------    ----------
Bruce K. Aronow         33           $4,134,000,000      None           None
N. Kumar Kirpalani      31           $4,035,000,000      None           None
Samantha S. Lau         31           $4,035,000,000      None           None
Wen-Tse Tseng           31           $4,035,000,000      None           None

--------------------------------------------------------------------------------
                           POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------

                                                    Number         Total Assets
                     Total        Total             of Pooled      of Pooled
                     Number       Assets            Investment     Investment
                     of Pooled    of Pooled         Vehicles       Vehicles
                     Investment   Investment        Managed with   Managed with
                     Vehicles     Vehicles          Performance-   Performance-
Portfolio Manager    Managed      Managed           Based Fees     Based Fees
-----------------    -------      -------           ----------     ----------
Bruce K. Aronow      2            $26,000,000          None           None
N. Kumar Kirpalani   1            $24,000,000          None           None
Samantha S. Lau      1            $24,000,000          None           None
Wen-Tse Tseng        1            $24,000,000          None           None

--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------

                                                    Number        Total Assets
                     Total        Total             of Other      of Other
                     Number       Assets            Accounts      Accounts
                     of Other     of Other          Managed with  Managed with
                     Accounts     Accounts          Performance-  Performance-
Portfolio Manager    Managed      Managed           Based Fees    Based Fees
-----------------    -------      -------           ----------    ----------
Bruce K. Aronow      30           $1,947,000,000        3         $320,000,000
N. Kumar Kirpalani   28           $1,807,000,000        3         $320,000,000
Samantha S. Lau      28           $1,807,000,000        3         $320,000,000
Wen-Tse Tseng        28           $1,807,000,000        3         $320,000,000


Multi-Asset Real Return
------------------------

            The management of, and investment decisions for, the Portfolio are made by the Real Asset Strategy Team. Vincent L. Childers and Jonathan E. Ruff are the most senior members of the Team.


            The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the most senior members of the Team also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of August 31, 2012.

--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
                           (excluding the Portfolio)
--------------------------------------------------------------------------------

                                                  Number of        Total Assets
                     Total         Total          Registered       of Registered
                     Number of     Assets of      Investment       Investment
                     Registered    Registered     Companies        Companies
                     Investment    Investment     Managed with     Managed with
                     Companies     Companies      Performance-     Performance-
Portfolio Manager    Managed       Managed        Based Fees       Based Fees
-----------------    -------       -------        ----------       ----------
Vincent L. Childers     17         $654,000,000       None             None
Jonathan E. Ruff        17         $654,000,000       None             None

--------------------------------------------------------------------------------
                           POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------

                                                     Number         Total Assets
                       Total        Total            of Pooled      of Pooled
                       Number       Assets           Investment     Investment
                       of Pooled    of Pooled        Vehicles       Vehicles
                       Investment   Investment       Managed with   Managed with
                       Vehicles     Vehicles         Performance-   Performance-
Portfolio Manager      Managed      Managed          Based Fees     Based Fees
-----------------      -------      -------          ----------     ----------
Vincent L. Childers     None         None              None           None
Jonathan E. Ruff        None         None              None           None

--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------

                                                    Number        Total Assets
                        Total      Total            of Other      of Other
                        Number     Assets           Accounts      Accounts
                        of Other   of Other         Managed with  Managed with
                        Accounts   Accounts         Performance-  Performance-
Portfolio Manager       Managed    Managed          Based Fees    Based Fees
-----------------       -------    -------          ----------    ----------
Vincent L. Childers      None        None               None          None
Jonathan E. Ruff         None        None               None          None


Volatility Management
----------------------

            The management of, and investment decisions for, the Portfolio are made by the Dynamic Asset Allocation Team. Dan Loewy and Seth Masters are the most senior members of the Team.


            The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the most senior members of the Team also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of August 31, 2012.

--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
                           (excluding the Portfolio)
--------------------------------------------------------------------------------

                                                     Number of     Total Assets
                       Total        Total            Registered    of Registered
                       Number of    Assets of        Investment    Investment
                       Registered   Registered       Companies     Companies
                       Investment   Investment       Managed with  Managed with
                       Companies    Companies        Performance-  Performance-
Portfolio Manager      Managed      Managed          Based Fees    Based Fees
-----------------      -------      -------          ----------    ----------
Dan Loewy              30           $ 6,926,000,000      None          None
Seth Masters           42           $14,095,000,000      None          None

--------------------------------------------------------------------------------
                           POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------

                                                     Number         Total Assets
                       Total        Total            of Pooled      of Pooled
                       Number       Assets           Investment     Investment
                       of Pooled    of Pooled        Vehicles       Vehicles
                       Investment   Investment       Managed with   Managed with
                       Vehicles     Vehicles         Performance-   Performance-
Portfolio Manager      Managed      Managed          Based Fees     Based Fees
-----------------      -------      -------          ----------     ----------
Dan Loewy               38          $16,078,000,000      None           None
Seth Masters           199          $22,891,000,000        1        $157,000,000

--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------

                                                    Number        Total Assets
                        Total      Total            of Other      of Other
                        Number     Assets           Accounts      Accounts
                        of Other   of Other         Managed with  Managed with
                        Accounts   Accounts         Performance-  Performance-
Portfolio Manager       Managed    Managed          Based Fees    Based Fees
-----------------       -------    -------          ----------    ----------
Dan Loewy               19         $ 8,096,000,000      None          None
Seth Masters            38         $11,341,000,000       2        $83,000,000


Investment Professional Conflict of Interest Disclosure
-------------------------------------------------------

            As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.


            Employee Personal Trading. The Adviser has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in certain Funds managed by the Adviser. The Adviser's Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code of Business Conduct and Ethics also requires preclearance of all securities transactions (except transactions in U.S. Treasuries and open-end mutual funds) and imposes a 90-day holding period for securities purchased by employees to discourage short-term trading.

            Managing Multiple Accounts for Multiple Clients. The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Adviser's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is generally not tied specifically to the performance of any particular client's account, nor is it generally tied directly to the level or change in level of assets under management.

            Allocating Investment Opportunities. The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts. The Adviser has adopted policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, access to portfolio funds or other investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.


            The Adviser's procedures are also designed to address potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Adviser could share in investment gains.



Portfolio Manager Compensation
------------------------------


            The Adviser's compensation program for portfolio managers is designed to align with clients' interests, emphasizing each portfolio manager's ability to generate long-term investment success for the Adviser's clients, including the Strategies. The Adviser also strives to ensure that compensation is competitive and effective in attracting and retaining the highest caliber employees.

            Portfolio managers receive a base salary, incentive compensation and contributions to AllianceBernstein's 401(k) plan. Part of the annual incentive compensation is generally paid in the form of a cash bonus, and part through an award under the firm's Incentive Compensation Award Plan (ICAP). The ICAP awards vest over a four-year period. Deferred awards are paid in the form of restricted grants of the firm's Master Limited Partnership Units, and award recipients have the ability to receive a portion of their awards in deferred cash. The amount of contributions to the 401(k) plan is determined at the sole discretion of the Adviser. On an annual basis, the Adviser endeavors to combine all of the foregoing elements into a total compensation package that considers industry compensation trends and is designed to retain its best talent.

            The incentive portion of total compensation is determined by quantitative and qualitative factors. Quantitative factors, which are weighted more heavily, are driven by investment performance. Qualitative factors are driven by contributions to the investment process and client success.

            The quantitative component includes measures of absolute, relative and risk-adjusted investment performance. Relative and risk-adjusted returns are determined based on the benchmark in the Strategies' prospectus and versus peers over one-, three- and five-year calendar periods, with more weight given to longer-time periods. Peer groups are chosen by Chief Investment Officers, who consult with the product management team to identify products most similar to our investment style and most relevant within the asset class. Portfolio managers of the Portfolios do not receive any direct compensation based upon the investment returns of any individual client account, and compensation is not tied directly to the level or change in level of assets under management.

            Among the qualitative components considered, the most important include thought leadership, collaboration with other investment colleagues, contributions to risk-adjusted returns of other portfolios in the firm, efforts in mentoring and building a strong talent pool and being a good corporate citizen. Other factors can play a role in determining portfolio managers' compensation, such as the complexity of investment strategies managed, volume of assets managed and experience.

            The Adviser emphasizes four behavioral competencies--relentlessness, ingenuity, team orientation and accountability--that support its mission to be the most trusted advisor to its clients. Assessments of investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and the Adviser.




--------------------------------------------------------------------------------
                           EXPENSES OF THE PORTFOLIOS
--------------------------------------------------------------------------------


Distribution Services Arrangements
----------------------------------


            The Trust has entered into a distribution agreement (the "Distribution Agreement") on behalf of each Portfolio with ABI, the Portfolios' principal underwriter (the "Underwriter"), to permit the Underwriter to distribute the Portfolios' shares, which are sold at the net asset value without any sales charge. The Distribution Agreement does not obligate the Distributor to sell a specific number of shares.

            Under the Distribution Agreement, the Trust is responsible for all expenses of the Portfolios, including, for example, certain administrative services, costs of printing Portfolio prospectuses and other reports to shareholders, any taxes levied against the Portfolios and brokerage fees and commissions in connection with the purchase and sale of portfolio securities, but not expenses incurred in promoting the sale of the Portfolios' shares, which are borne by the Underwriter.

            The Distribution Agreement will continue in effect with respect to each Portfolio for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the disinterested Trustees and (ii) by the vote of a majority of the entire Board, cast in person, at a meeting called for that purpose.

            All material amendments to the Distribution Agreement will become effective only upon approval as provided in the preceding paragraph. The Distribution Agreement may be terminated (a) by the Portfolios without penalty at any time by a majority vote of the holders of the Portfolio's outstanding voting securities, voting separately by class, or by a majority vote of the disinterested Trustees or (b) by the Underwriter. To terminate the Distribution Agreement, any party must give the other parties 60 days' written notice. The Distribution Agreement will terminate automatically in the event of its assignment.

Transfer Agency Arrangements
----------------------------

            AllianceBernstein Investor Services, Inc. ("ABIS"), an indirect wholly-owned subsidiary of the Adviser located at 500 Plaza Drive, Secaucus, New Jersey 07094, acts as the Portfolios' registrar, transfer agent and dividend-disbursing agent. ABIS registers the transfer, issuance and redemption of Portfolio shares and disburses dividends and other distributions to Portfolio shareholders.

--------------------------------------------------------------------------------
                               PURCHASE OF SHARES
--------------------------------------------------------------------------------

            The following information supplements that set forth in the Prospectus under the heading "Purchase and Sale of Shares - How To Buy Shares".

General
-------

            Shares of the Portfolios are sold directly through the Principal Underwriter exclusively to regulated investment companies advised by and certain other institutional clients of the Adviser. The shares are offered on a continuous basis at a price equal to their net asset value.

Right to Restrict, Reject or Cancel Purchase and Exchange Orders.
-----------------------------------------------------------------

            The AllianceBernstein Mutual Funds reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason. Each Portfolio reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons. If a Portfolio suspends the sale of its shares, shareholders will not be able to acquire its shares, including through an exchange.

            The public offering price of shares of the Portfolios is their net asset value. On each Portfolio business day on which a purchase or redemption order is received by a Portfolio and trading in the types of securities in which the Portfolio invests might materially affect the value of Portfolio shares, the per share net asset value is computed as of the next close of regular trading on the Exchange (currently 4:00 p.m. Eastern Time) by dividing the value of the total assets attributable to a class, less its liabilities, by the total number of its shares then outstanding. A Portfolio business day is any day on which the Exchange is open for trading. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day.

Arrangements Permitting Frequent Purchases And Redemptions Of Portfolio Shares
------------------------------------------------------------------------------

            The AllianceBernstein Pooling Portfolios have no arrangements with anyone to permit frequent purchases and redemptions of Portfolio shares. As described in the Portfolios' Prospectus, the Portfolios accept only institutional clients of the Adviser as shareholders.

--------------------------------------------------------------------------------
                      REDEMPTION AND REPURCHASE OF SHARES
--------------------------------------------------------------------------------

            The following information supplements that set forth in the Portfolios' Prospectus under the heading "Purchase and Sale of Shares - How to Sell Shares".

Redemption
----------

            Subject only to the limitations described below, the Portfolios will redeem shares tendered to them, as described below, at a redemption price equal to their net asset value as next computed following the receipt of shares tendered in proper form. There is no redemption charge.

            The right of redemption may not be suspended and the date of payment upon redemption may not be postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by a Portfolio of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for a Portfolio fairly to determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of security holders of a Portfolio.

            Except as provided below, redemption proceeds will be sent by wire only. Payment of the redemption price will ordinarily be wired within one business day of the redemption request, but may take up to three business days. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Portfolio's securities at the time of such redemption or repurchase. Payment received by a shareholder upon redemption or repurchase of his or her shares, assuming the shares constitute capital assets in his or her hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

            The Trust may pay any portion of a redemption by distribution in kind of portfolio securities in lieu of cash. Securities issued in a distribution in kind will be readily marketable, although shareholders receiving distributions in kind may incur brokerage commissions or pay spreads when subsequently disposing of those securities.

--------------------------------------------------------------------------------
                                NET ASSET VALUE
--------------------------------------------------------------------------------


            The NAV of each Portfolio is computed at the close of regular trading on any day the Exchange is open (ordinarily, 4:00 Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) following receipt of a purchase or redemption order by a Portfolio on each Portfolio business day on which such an order is received and on such other days as the Board deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. Each Portfolio's NAV is calculated by dividing the value of that Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. A Portfolio business day is any weekday on which the Exchange is open for trading.

            Portfolio securities are valued at current market value or at fair value as determined in accordance with applicable rules under the 1940 Act and the Portfolios' pricing policies and procedures (the "Pricing Policies") established by and under the general supervision of the Board. The Board has delegated to the Adviser, subject to the Board's continuing oversight, certain of the Board's duties with respect to the Pricing Policies. The Adviser has established a Valuation Committee, which operates under policies and procedures approved by the Board, to value a Portfolio's assets on behalf of the Portfolio.

            Whenever possible, securities are valued based on market information on the business day as of which the value is being determined, as follows:

            (a) a security listed on the Exchange or on other national or foreign exchange (other than securities listed on the NASDAQ Stock Exchange ("NASDAQ")) is valued at the last sale price reflected on the consolidated tape at the close of the exchange. If there has been no sale on the relevant business day, the security is valued at the last traded price from the previous day. On the following day, the security is valued in good faith at fair value by, or in accordance with procedures approved by, the Board;

            (b) a security traded on NASDAQ is valued at the NASDAQ Official Closing Price;

            (c) a security traded on more than one exchange is valued in accordance with paragraph (a) above by reference to the principal exchange (as determined by the Adviser) on which the security it traded;

            (d) a listed or OTC put or call option is valued at the mid level between the current bid and asked prices (for options or futures contracts, see item (e)). If neither a current bid nor a current ask price is available, the Adviser will have discretion to determine the best valuation (e.g., last trade price) and then bring the issue to the Valuation Committee the next day;

            (e) an open futures contract and any option thereon are valued at the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the relevant business day, the security is valued at the last available closing settlement price;

            (f) a listed right is valued at the last traded price provided by approved vendors. If there has been no sale on the relevant business day, the right is valued at the last traded price from the previous day. On the following day, the security is valued in good faith at fair value. For an unlisted right, the calculation used in determining a value is the price of the reference security minus the subscription price multiplied by the terms of the right. There may be some instances when the subscription price is greater than the referenced security right. In such instances, the right would be valued as worthless;

            (g) a listed warrant is valued at the last traded price provided by approved vendors. If there is no sale on the relevant business day, the warrant is valued at the last traded price from the previous day. On the following day, the security is valued in good faith at fair value. All unlisted warrants are valued in good faith at fair value. Once a warrant has expired, it will no longer be valued;

            (h) preferred securities are valued based on prices received from approved vendors that use last trade data for listed preferreds and evaluated bid prices for non-listed preferreds, as well as for listed preferreds when there is no trade activity;

            (i) a U.S. Government security and any other debt instrument having 60 days or less remaining until maturity generally is valued at amortized cost if its original maturity was 60 days or less, or by amortizing its fair value as of the 61st day prior to maturity if the original term to maturity exceeded 60 days, unless in either case the Adviser determines, in accordance with procedures established by the Board, that this method does not represent fair value. The Adviser is responsible for monitoring whether any circumstances have incurred that indicate that the use of amortized cost method for any security is not appropriate due to such factors as, but not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates;

            (j) a fixed-income security is typically valued on the basis of bid prices provided by a pricing vendor when the Adviser believes that such prices reflect the market value of the security. In certain markets, the market convention may be to use the mid price between bid and offer. Fixed-income securities may be valued on the basis of mid prices when either the approved pricing vendor normally provides mid prices, reflecting the conventions of the particular markets. The prices provided by a pricing vendor may take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. If the Adviser determines that an appropriate pricing vendor does not exist for a security in a market that typically values such securities on the basis of a bid price, the security is valued on the basis of a quoted bid price or spread over the applicable yield curve (a bid spread) by a broker-dealer in such security. The second highest price will be utilized whenever two or more quoted bid prices are obtained. If an appropriate pricing vendor does not exist for a security in a market where convention is to use the mid price, the security is valued on the basis of a quoted mid price by a broker-dealer in such security. The second highest price will be utilized whenever two or more quoted mid prices are obtained;

            (k) a mortgage-backed or asset-backed security is valued on the basis of bid prices obtained from pricing vendor or bid prices obtained from multiple major broker-dealers in the security when the Adviser believes that these prices reflect the market value of the security. In cases in which broker/dealer quotes are obtained, the Adviser has procedures for using changes in market yields or spreads to adjust, on a daily basis, a recently obtained quoted bid-price on a security. The second highest price will be utilized whenever two or more quoted bid prices are obtained;

            (l) bank loans are valued on the basis of bid prices provided by a pricing vendor;

            (m) bridge loans are valued at value, which equates to the outstanding loan amount, unless it is determined by the Valuation Committee that any particular bridge loan should be valued at something other than outstanding loan amount. This may occur from a significant change in the high yield market and/or a significant change in the states of any particular issuer or issuers of bridge loans;

            (n) whole loans: residential and commercial mortgage whose loans and whole loan pools are fair market priced by Clayton IPS (Independent Pricing Service);

            (o) forward and spot currency pricing is provided by WM Reuters. The rate provide by WM Reuters is a mid price for forward and spot rates. In most instances whenever both an "onshore" rate and an "offshore" (i.e., non deliverable forward "NDF") rate is available, the Adviser will use the offshore
(NDF) rate. NDF contracts are used for currencies where it is difficult (and sometimes impossible) to take actual delivery of the currency;

            (p) swap pricing: Various external sources (Super Derivatives, Bloomberg, Barclays, Markit Partners, etc.) are used to obtain pricing information and analysis. This information is placed into various pricing models (depending on the type of derivative) to devise a price for each investment. These pricing models are monitored/reviewed on an ongoing basis by the Adviser;

            (q) interest rate caps and floors are valued at the latest present value of the terms of the agreement, which is provided by approved vendors; and

            (r) open end mutual funds are valued at the closing NAV per share and closed-end funds are valued at the closing market price per share.


            Each Portfolio values its securities at their current market value determined on the basis of market quotations as set forth above or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Board. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. A Portfolio may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by a Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

            Each Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. Each Portfolio may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before each Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, a Portfolio believes that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, that Portfolio may frequently value many of its foreign equity securities, using fair value prices based on third party vendor modeling tools to the extent available.

            Subject to its oversight, the Board has delegated responsibility for valuing each Portfolio's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value each Portfolio's assets on behalf of that Portfolio. The Valuation Committee values each Portfolio's assets as described above.

            The Board may suspend the determination of its NAV (and the offering and sale of shares), subject to the rules of the SEC and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings; (2) an emergency exists as a result of which it is not reasonably practicable for that Portfolio to dispose of securities owned by it or to determine fairly the value of its net assets; or
(3) for the protection of shareholders, the SEC by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

            For purposes of determining a Portfolio's NAV per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board.

--------------------------------------------------------------------------------
                       DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

            The following discussion addresses certain U.S. federal income tax issues concerning the Portfolios and the purchase, ownership, and disposition of Portfolio shares. This discussion does not purport to be complete or to address all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances, nor to certain types of shareholders subject to special treatment under the federal income tax laws (for example, banks and life insurance companies). The following discussion also provides only limited information about the U.S. federal income tax treatment of shareholders that are not U.S. shareholders. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative rulings, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Portfolio shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

U.S. Federal Income Taxation of Dividends and Distributions
-----------------------------------------------------------


            Taxation of Each Portfolio. Each Portfolio is treated as a separate taxable entity for U.S. federal income tax purposes. Each Portfolio intends to qualify for tax treatment as a "regulated investment company" under Subchapter M of the Code for each taxable year.


            If a Portfolio qualifies as a regulated investment company that is accorded special tax treatment, it will not be subject to federal income tax on the part of its income distributed in a timely manner to shareholders in the form of dividends (including capital gain dividends). In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Portfolio must, among other things:

            (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

            (b) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year; and

            (c) diversify its holdings so that, at the end of each quarter of the Portfolio's taxable year: (i) at least 50% of the market value of the Portfolio's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Portfolio's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Portfolio's total assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Portfolio controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below). In the case of the Portfolio's investments in loan participations, the Portfolio shall treat a financial intermediary as an issuer for the purposes of meeting this diversification requirement.


            In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. For taxable years of a regulated investment company beginning after October 22, 2004, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership
(i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (c) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.


            If it were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, each Portfolio would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to U.S. shareholders as ordinary income. (Some portions of such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of U.S. shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of corporate U.S. shareholders.) In addition, each Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.


            In addition, if a Portfolio fails to distribute in a calendar year an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 (or later if the Portfolio is permitted so to elect and so elects), plus any retained amount from the prior year, the Portfolio will be subject to a 4% excise tax on the underdistributed amounts. For these purposes, a strategy will be treated as having distributed any amount for which it is subject to income tax. A dividend paid to shareholders by a Portfolio in January of a year generally is deemed to have been paid by the Portfolio on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Portfolios intend generally to make distributions sufficient to avoid imposition of the 4% excise tax.


            The following discussion relates to certain significant U.S. federal income tax consequences to Multi-Asset Real Return with respect to the determination of its "investment company taxable income" each year. This discussion assumes that Multi-Asset Real Return will be taxed as a regulated investment company for each of its taxable years.

            Investments in the Wholly-Owned Subsidiary. As described in the Prospectus, Multi-Asset Real Return may gain exposure to the commodities markets through investments in commodity-linked derivative instruments. On December 16, 2005, the IRS issued Revenue Ruling 2006-1 which held that income derived from commodity index-linked swaps would not be qualifying income. As such, Multi-Asset Real Return's ability to utilize commodity index-linked swaps as part of its investment strategy is limited to a maximum of 10 percent of its gross income.


            A subsequent revenue ruling, Revenue Ruling 2006-31, clarified the holding of Revenue Ruling 2006-1 by providing that income from alternative investment instruments (such as certain commodity index-linked notes) that create commodity exposure may be considered qualifying income under the Code. The IRS has also issued several private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked swaps is qualifying income, in certain circumstances. Based on the reasoning in such rulings, the Portfolio intends to seek to gain exposure to the commodity markets primarily through investments in commodity-linked derivative instruments and through investments in its Subsidiary (as discussed below). The Portfolio has received an opinion of counsel that such income should constitute qualifying income for purposes of Subchapter M. The IRS has issued numerous private letter rulings to other regulated investment companies holding that income derived from an investment in the subsidiary that invests in commodity-linked derivatives constitutes qualifying income for purposes of Subchapter M. These rulings can only be relied upon by the taxpayer to whom they were issued and therefore the Portfolio cannot rely upon them. In August 2011, the IRS suspended the issuance of private letter rulings in this area while it considers certain issues raised by the private letter rulings. Until such time as the IRS issues a ruling to the Portfolio, the Portfolio will rely on its opinion of counsel. If the IRS were to change the position expressed in the earlier private letter rulings, then the Portfolio may be required to change its investment strategy in order to continue to qualify as a regulated investment company.


            As discussed in "Information about the Portfolios and Their Investments - Investments in the Wholly-Owned Subsidiary", Multi-Asset Real Return intends to invest a portion of its assets in the Subsidiary, which will be classified as a corporation for U.S. federal income tax purposes. The IRS has also issued private rulings in which the IRS specifically concluded that income derived from investment in a subsidiary will be classified as "subpart F income" and also be qualifying income.

            The Subsidiary will be treated as a controlled foreign corporation ("CFC"). Multi-Asset Real Return will be treated as a "U.S. shareholder" of the Subsidiary. As a result, Multi-Asset Real Return will be required to include in gross income for U.S. federal income tax purposes all of the Subsidiary's "subpart F income", whether or not such income is distributed by the Subsidiary. It is expected that all of the Subsidiary's income will be "subpart F income". Multi-Asset Real Return's recognition of the Subsidiary's "subpart F income" will increase Multi-Asset Real Return's tax basis in the Subsidiary. Distributions by the Subsidiary to Multi-Asset Real Return will be tax-free, to the extent of its previously undistributed "subpart F income", and will correspondingly reduce Multi-Asset Real Return's tax basis in the Subsidiary. "Subpart F income" is generally treated as ordinary income, regardless of the character of the Subsidiary's underlying income. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by Multi-Asset Real Return.

            Foreign corporations, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless they are deemed to be engaged in a U.S. trade or business. It is expected that the Subsidiary will conduct its activities in a manner so as to meet the requirements of a safe harbor under
Section 864(b)(2) of the Code under which the Subsidiary may engage in trading in stocks or securities or certain commodities without being deemed to be engaged in a U.S. trade or business. However, if certain of the Subsidiary's activities were determined not to be of the type described in the safe harbor (which is not expected), then the activities of the Subsidiary may constitute a U.S. trade or business, or be taxed as such.

            In general, foreign corporations, such as the Subsidiary, that do not conduct a U.S. trade or business are nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. There is presently no tax treaty in force between the United States and the Cayman Islands that would reduce this rate of withholding tax. It is not expected that the Subsidiary will derive income subject to such withholding tax.

            Based, in part, on Revenue Ruling 2006-31, IRS guidance and advice of counsel, Multi-Asset Real Return will seek to gain exposure to the commodity markets primarily through investments in commodity-linked derivatives and through investments in the Subsidiary. The use of commodity-linked derivative instruments involves specific risks. The Prospectuses, under the heading "Additional Information about the Portfolios' Risks and Investments - Derivatives" provide further information regarding commodity-linked derivative instruments, including the risks associated with these instruments.

            Options, Futures Contracts, and Forward Foreign Currency Contracts. Certain listed options, regulated futures contracts, and forward foreign currency contracts are considered "section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by Multi-Asset Real Return at the end of each taxable year will be "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by Multi-Asset Real Return on section 1256 contracts other than forward foreign currency contracts will be considered 60% long-term and 40% short-term capital gain or loss. Gain or loss realized by Multi-Asset Real Return on forward foreign currency contracts will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of Multi-Asset Real Return's net investment income available to be distributed to shareholders as ordinary income, as described above. Multi-Asset Real Return can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

            Gain or loss realized by Multi-Asset Real Return on the lapse or sale of put and call options on foreign currencies which are traded over-the-counter or on certain foreign exchanges will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of Multi-Asset Real Return's net investment income available to be distributed to shareholders as ordinary income, as described above. The amount of such gain or loss shall be determined by subtracting the amount paid, if any, for or with respect to the option (including any amount paid by Multi-Asset Real Return upon termination of an option written by Multi-Asset Real Return) from the amount received, if any, for or with respect to the option (including any amount received by Multi-Asset Real Return upon termination of an option held by Multi-Asset Real Return). In general, if Multi-Asset Real Return exercises such an option on a foreign currency, or if such an option that Multi-Asset Real Return has written is exercised, gain or loss on the option will be recognized in the same manner as if Multi-Asset Real Return had sold the option (or paid another person to assume Multi-Asset Real Return's obligation to make delivery under the option) on the date on which the option is exercised, for the fair market value of the option. The foregoing rules will also apply to other put and call options which have as their underlying property foreign currency and which are traded over-the-counter or on certain foreign exchanges to the extent gain or loss with respect to such options is attributable to fluctuations in foreign currency exchange rates.

            Stripped-Mortgage Related Securities. Certain classes of SMRS which are issued at a discount, the payments of which are subject to acceleration by reason of prepayments of the underlying mortgage assets securing such classes, are subject to special rules for determining the portion of the discount at which the class was issued which must be accrued as income each year. Under Code section 1272(a)(6), a principal-only class or a class which receives a portion of the interest and a portion of the principal from the underlying mortgage assets is subject to rules which require accrual of interest to be calculated and included in the income of a holder (such as Multi-Asset Real Return) based on the increase in the present value of the payments remaining on the class, taking into account payments includable in the class's stated redemption price at maturity which are received during the accrual period. For this purpose, the present value calculation is made at the beginning of each accrual period (i) using the yield to maturity determined for the class at the time of its issuance (determined on the basis of compounding at the close of each accrual period and properly adjusted for the length of the accrual period), calculated on the assumption that certain prepayments will occur, and (ii) taking into account any prepayments that have occurred before the close of the accrual period. Since interest included in Multi-Asset Real Return's income as a result of these rules will have been accrued and not actually paid, Multi-Asset Real Return may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest it actually received, with possible results as described above.


            Tax Straddles. Any option, futures contract or other position entered into or held by Multi-Asset Real Return in conjunction with any other position held by Multi-Asset Real Return may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, of the positions are section 1256 contracts may constitute a "mixed straddle". In general, straddles are subject to certain rules that may affect the character and timing of Multi-Asset Real Return's gains and losses with respect to straddle positions by requiring, among other things, that: (i) loss realized on disposition of one position of a straddle not be recognized to the extent that Multi-Asset Real Return has unrealized gains with respect to the other position in such straddle; (ii) Multi-Asset Real Return's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain);
(iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to Multi-Asset Real Return which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by Multi-Asset Real Return, all of the offsetting positions of which consist of section 1256 contracts.


            Currency Fluctuations -- Section 988 Gains or Losses. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time Multi-Asset Real Return accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time Multi-Asset Real Return actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of Multi-Asset Real Return's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of Multi-Asset Real Return's net capital gain. Because section 988 losses reduce the amount of ordinary dividends Multi-Asset Real Return will be allowed to distribute for a taxable year, such section 988 losses may result in all or a portion of prior dividend distributions for such year being recharacterized as a non-taxable return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Multi-Asset Real Return shares. To the extent that such distributions exceed such shareholder's basis, each will be treated as a gain from the sale of shares.

            Portfolio Distributions. Generally, a regulated investment company qualifying under Subchapter M of the Code that invests in a Portfolio (a "RIC Shareholder") will be treated in the same manner as Portfolio shareholders who are natural persons would be, and, as such, the RIC Shareholder will have ordinary income from the receipt of dividends from the underlying Portfolios' investment income and short-term gains and capital gain income from the receipt of capital gain dividends from the underlying Portfolios. As for most other types of shareholders of an underlying Portfolio, a RIC Shareholder will not be able to use losses realized within one underlying Portfolio against gains or income realized within another underlying Portfolio. This could cause the RIC Shareholder to receive, and in turn be required to make, higher current distributions, and such distributions may consist to a greater degree of ordinary income than they would have had if the RIC Shareholder had held directly the assets of the underlying Portfolios. The RIC Shareholder will, however, be able to net gains or losses from the redemptions of shares in multiple underlying funds against each other.

            Taxes on distributions of capital gains are determined by how long the Portfolio owned the investments that generated them, rather than how long a RIC Shareholder has owned his or her shares in the Portfolio. Distributions of net capital gains from the sale of investments that the Portfolio owned for more than one year and that are properly designated by the Portfolio as capital gain dividends ("Capital Gain Dividends") will be taxable to RIC Shareholders as long-term capital gains. Distributions from capital gains are generally made after applying any available capital loss carryovers. Distributions of gains from the sale of investments that the Portfolio owned for one year or less will be taxable to RIC Shareholders as ordinary income.


            Qualified Dividend Income. For taxable years beginning on or before December 31, 2012 (unless extended), "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gains. If a RIC Shareholder receives dividends from an underlying fund that qualifies as a regulated investment company, and the underlying Portfolio designates such dividends as "qualified dividend income" then the RIC Shareholder will receive "qualified dividend income" and is permitted in turn to designate a portion of its distributions as "qualified dividend income" as well, provided the RIC Shareholder meets holding period and other requirements with respect to shares of the underlying Portfolio. A dividend will not be treated as qualified dividend income (at any level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company for the taxable year in which the dividend is paid or the immediately preceding taxable year.


            If the qualified dividends received by a RIC Shareholder during any taxable year are 95% or more of its gross income, then 100% of the RIC Shareholder's dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.


            Long-term capital gain rates applicable to individuals have been temporarily reduced-in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets-for taxable years beginning on or before December 31, 2012 (unless extended).


            Although each Portfolio may distribute amounts designated as qualified dividend income if certain conditions (described below) are satisfied, those Portfolios emphasizing equity investments - for example, U.S. Large Cap Growth and Small-Mid Cap Value - are generally likely to be able to distribute larger proportionate amounts designated as qualified dividend income. However, the equity component of each Portfolio's portfolio is normally diversified among a broad range of stocks paying dividends at different rates or perhaps even not at all. As a result, it is not possible to predict what portions of distributions made by any of the Portfolios are likely to be designated as qualified dividend income.

            Any dividend or distribution received by a U.S. shareholder on shares of one of the Portfolios (even if received shortly after the purchase of such shares by such shareholder) will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution.

            Dividends Received Deduction. U.S. corporate shareholders of RIC Shareholders, if any, may be able to take a dividends-received deduction with respect to the portion of any Portfolio distribution representing certain dividends received by the Portfolio from domestic corporations during the taxable year. The ability to take a dividends-received deduction is subject to particular requirements and limitations in the Code.

            Return of Capital Distributions. If a Portfolio makes a distribution in excess of its current and accumulated "earning and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of a U.S. shareholder's tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a U.S. shareholder's tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of those shares.

            Dividends and distributions on a Portfolio's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Portfolio's realized income and gains, even though such dividends and distributions may economically represent a return of a particular U.S. shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Portfolio's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed, even when a Portfolio's net asset value also reflects unrealized losses.

            Redemptions and Sales of Shares. Redemptions and sales of shares in any of the Portfolios are generally taxable transactions for U.S. federal income tax purposes, generally giving rise to gain or loss recognition by U.S. shareholders at rates applicable to long-term or short-term capital gains depending on whether the shares were held for more than one year or for one year or less, respectively. However, if a U.S. shareholder sells shares at a loss within six months of purchase, any loss will be disallowed for U.S. federal income tax purposes to the extent of any exempt-interest dividends received on such shares. In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Portfolio shares will be disallowed if other shares of the same Portfolio are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

            Redemptions and Sales of Shares by RIC Shareholders. Depending on a RIC Shareholder's percentage ownership in an underlying Portfolio both before and after a redemption of underlying fund shares, there is a remote risk that the RIC Shareholder's redemption of shares of such underlying Portfolio may cause the RIC Shareholder to be treated as receiving a dividend taxable as ordinary income on the full amount of the distribution instead of receiving capital gain income on the shares of the underlying Portfolio. This would be the case where the RIC Shareholder holds a significant interest in an underlying Portfolio and redeems only a small portion of such interest.

            Options, Futures, Forward Contracts, and Swap Agreements. Each Portfolio may enter hedging transactions and other transactions in options, futures contracts, forward contracts, swap agreements, straddles, foreign currencies, and other instruments, all of which are subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Portfolio, defer losses to the Portfolio, cause adjustments in the holding periods of the Portfolio's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders. Each Portfolio will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Portfolio.

            Certain of each Portfolio's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If a Portfolio's book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Portfolio's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient's basis in the shares, and
(iii) thereafter, as gain from the sale or exchange of a capital asset. If its book income is less than the sum of its taxable income and net tax-exempt income (if any), a Portfolio could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

            Securities Issued or Purchased At a Discount. An investment made in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Portfolio making the investment to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Portfolio may be required to sell securities in its portfolio that it otherwise would have continued to hold.

            Foreign Currency-Denominated Securities and Related Hedging Transactions. Each Portfolio may enter transactions in foreign currencies, foreign currency-denominated debt securities, and certain foreign currency options, futures contracts, and forward contracts (and other similar instruments), which may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

            With respect to each of the Portfolios, investments in foreign securities may be subject to foreign withholding taxes, effectively decreasing the yield on those securities, and may increase or accelerate the Portfolio's recognition of ordinary income and affect the timing or amount of the Portfolio's distributions. None of the Portfolios expects that U.S. shareholders will be able to claim a credit or deduction with respect to foreign taxes paid by the Portfolio.

            Passive Foreign Investment Companies. Equity investments by a Portfolio in certain "passive foreign investment companies" ("PFICs") could potentially subject that Portfolio to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to RIC Shareholders. However, a Portfolio may elect to avoid the imposition of that tax. For example, the Portfolio may elect to treat a PFIC as a "qualified electing fund" (a "QEF election"), in which case the Portfolio will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company. The Portfolio also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Portfolio's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Portfolio to avoid taxation. Making either of these elections therefore may require the Portfolio to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Portfolio's total return. As mentioned above, dividends paid by PFICs will not be eligible to be treated as qualified dividend income.


            Non-U.S. Shareholders. In general, dividends (other than capital gain dividends) paid to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, for taxable years of a regulated investment company ending on or before December 31, 2011, a regulated investment company will not be required to withhold any amounts (i) with respect to distributions from U.S. source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the Portfolio and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the U.S. for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the regulated investment company. The Portfolios currently do not anticipate that any of their shareholders will be foreign persons, but recognize that RIC Shareholders may have foreign shareholders. Interest-related and short-term capital gain distributions received by a RIC Shareholder will retain their character as excluded from withholding when paid by the RIC Shareholder to its foreign shareholders, if any.

            Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Portfolio or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the U.S., (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute a U.S. real property interest or the Capital Gain Dividends are attributable to gains from the sale or exchange of USRPIs by a real estate investment trust.

            Backup Withholding. Each Portfolio generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges, or redemptions made by any individual shareholder who fails to furnish the Portfolio with a correct taxpayer identification number (TIN), who has under-reported dividends or interest income, or who fails to certify to the Portfolio that he or she is a U.S. person and is not subject to such withholding. The backup withholding tax rate is currently 28% for amounts paid through December 31, 2012, and is scheduled to be 31% for amounts paid after December 31, 2012.


--------------------------------------------------------------------------------
                             PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

            Under the general supervision of the Trustees, the Adviser makes each Portfolio's investment decisions and determines the broker to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission and the best price obtainable on each transaction (generally defined as "best execution"). When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Adviser. Neither the Portfolios nor the Adviser has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Portfolios, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Portfolios. While it is impossible to place an actual dollar value on such investment information, the Adviser believes that its receipt probably does not reduce the overall expenses of the Adviser to any material extent.

            The investment information provided to the Adviser is of the type described in Section 28(e) of the Securities Exchange Act of 1934, as amended, and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research services furnished by brokers through which the Portfolios effect securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all of its clients' accounts. There may be occasions where the fee charged by a broker may be greater than that which another broker may charge if it is determined in good faith that the amount of such fee is reasonable in relation to the value of brokerage, research and statistical services provided by the executing broker.

            The Portfolios may deal in some instances in securities that are not listed on a national securities exchange but are traded in the over-the-counter market. They may also purchase listed securities through the third market. Where transactions are executed in the over-the-counter market or third market, the Portfolios will seek to deal with the primary market makers; but when necessary in order to obtain best execution, they will utilize the services of others.

            The extent to which commissions that will be charged by broker-dealers selected by the Portfolios may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Portfolios place portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers could be useful and of value to the Adviser in servicing its other clients as well as the Portfolios; on the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in servicing the Portfolios. In connection with seeking best price and execution, the Portfolios do not consider sales of shares of the Portfolios or other investment companies managed by the Adviser as a factor in the selection of broker-dealers to effect portfolio transactions.


            The aggregate brokerage commissions paid by the Portfolios during the three most recent fiscal years (or since inception) and, during the most recent fiscal year (or since inception), the aggregate amount of brokerage transactions and related commissions allocated to persons or firms supplying research services to the Portfolios or the Adviser are as follows:




                                                                                    Aggregate Amount
                                                                                    of Brokerage
                                                             Aggregate Brokerage    Commissions
                                                             Transactions           Allocated to
                                                             Allocated to Persons   Person or Firms
                                         Amount              or Firms Supplying     Supplying Research
Fiscal Year                              of Aggregate        Research Services      Services to the
Ended                                    Brokerage           to the Portfolio       Portfolio or
August 31     Portfolio                  Commissions         or the Adviser         the Adviser
---------     ---------                  -----------         --------------------   ------------------
2012          U.S. Value                 $1,771,167               $939,255               53.03%
2011                                      3,107,680
2010                                      2,922,636

2012          U.S. Large Cap Growth      $1,738,835               $955,804               54.97%
2011                                      2,872,401
2010                                      2,167,570

2012          International Value        $1,385,361               $658,505               47.53%
2011                                      1,381,108
2010                                      1,245,030

2012          International Growth       $2,189,929             $1,984,546               90.62%
2011                                      1,826,686
2010                                      2,564,004

2012          Short Duration Bond           $30,425                     $0                   0%
2011                                         36,221
2010                                              0

2012          Global Core  Bond              $4,693                     $0                   0%
2011                                          2,748
2010                                              0

2012          Bond Inflation Protection     $12,468                     $0                   0%
2011                                         18,871
2010                                              0

2012          High Yield                    $39,266                     $0                   0%
2011                                          6,536
2010                                          2,501

2012          Small-Mid Cap Value         $ 724,075               $548,502               75.75%
2011                                      1,202,041
2010                                        829,605

2012          Small-Mid Cap Growth        $ 650,504               $607,924               93.45%
2011                                        859,072
2010                                      1,114,095

2012          Multi-Asset Real Return     $ 941,117               $509,419               54.13%
2011                                      1,631,421
2010                                      1,245,511

2012          Volatility Management        $504,802                    $46                 .01%
2011                                         85,668
2010                                         15,941


            The Portfolios may, from time to time, place orders for the purchase or sale of securities (including listed call options) with SCB & Co., an affiliate of the Adviser (the "Affiliated Broker"). In such instances, the placement of orders with such broker would be consistent with the Portfolios' objective of obtaining best execution and would not be dependent upon the fact that the Affiliated Broker is an affiliate of the Adviser. With respect to orders placed with the Affiliated Broker for execution on a securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Trust), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.


            The aggregate amount of brokerage transactions paid to the Affiliated Broker, SCB Ltd. and their affiliates, which are affiliated persons of the Adviser, during the three most recent fiscal years , and during the most recent fiscal year, the Affiliated Broker's percentage of aggregate brokerage commissions and the aggregate dollar amount of brokerage transactions, respectively, are as follows:




                                          Aggregate     % of Portfolio's    % of Portfolio's
                              Period      Amount of        Aggregate        Aggregate Dollar
                               Ended      Brokerage        Brokerage        Amount of Brokerage
        Portfolio            August 31   Commissions      Commissions       Transactions
        ----------           ---------   -----------    ----------------    -------------------
International Value            2012        $5,858             0.4%                  0.2%
                               2011           718
                               2010           876

International Growth           2012        $1,476             0.1%                  0.0%
                               2011           884

Small-Mid Cap Growth           2012           $90             0.0%                  0.0%
                               2011         1,908


Multi-Asset Real Return        2012        $7,285             0.8%                  0.0%
                               2011         1,795


Disclosure of Portfolio Holdings
--------------------------------

            The Portfolios believe that the ideas of the Adviser's investment staff should benefit the Portfolios and their shareholders, and do not want to afford speculators an opportunity to profit by anticipating Portfolio trading strategies or using Portfolio information for stock picking. However, the Portfolios also believe that knowledge of the Portfolios' portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions and evaluating portfolio management techniques.

            The Adviser has adopted, on behalf of the Portfolios, policies and procedures relating to disclosure of the Portfolios' portfolio securities. The policies and procedures relating to disclosure of the Portfolios' portfolio securities are designed to allow disclosure of portfolio holdings information when necessary to the Portfolios' operations or useful to the Portfolios' shareholders without compromising the integrity or performance of the Portfolios. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolios and their shareholders) are met, the Portfolios do not provide or permit others to provide information about the Portfolios' portfolio holdings on a selective basis.

            The Portfolios include portfolio holdings information as required in regulatory filings and shareholder reports, disclose portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, the Adviser posts portfolio holdings information on the Adviser's website (www.AllianceBernstein.com). The Adviser posts on the website a complete schedule of the Portfolios' portfolio securities, as of the last day of each calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. For each portfolio security, the posted information includes its name, the number of shares held by the applicable Portfolio, the market value of the applicable Portfolio's holdings and the percentage of the applicable Portfolio's assets represented by the applicable Portfolio's holdings. In addition to the schedule of portfolio holdings, the Adviser may post information about the number of securities a Portfolio holds, a summary of a Portfolio's top ten holdings (including name and the percentage of the Portfolio's assets invested in each holding) and a percentage breakdown of the Portfolio's investments by country, sector and industry, as applicable approximately 20 days after the end of the month. The day after portfolio holdings information is publicly available on the website, it may be mailed, emailed or otherwise transmitted to any person.

            The Adviser may distribute or authorize the distribution of information about the Portfolios' portfolio holdings that is not publicly available, on the website or otherwise, to the Adviser's employees and affiliates that provide services to the Portfolios. In addition, the Adviser may distribute or authorize distribution of information about the Portfolios' portfolio holdings that is not publicly available, on the website or otherwise, to the Portfolios' service providers who require access to the information in order to fulfill their contractual duties relating to the Portfolios, to facilitate the review of the Portfolios by rating agencies, for the purpose of due diligence regarding a merger or acquisition, or for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Portfolio shareholders. The Adviser does not expect to disclose information about the Portfolios' portfolio holdings that is not publicly available to the Portfolios' individual or institutional investors or to intermediaries that distribute the Portfolios' shares. Information may be disclosed with any frequency and any lag, as appropriate.

            Before any non-public disclosure of information about the Portfolios' portfolio holdings is permitted, however, the Adviser's Chief Compliance Officer must determine that a Portfolio has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Portfolio's shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Portfolio or any other security. Under no circumstances may the Adviser or its affiliates receive any consideration or compensation for disclosing the information.

            The Adviser has established procedures to ensure that the Portfolios' portfolio holdings information is only disclosed in accordance with these policies. Only the Adviser's Chief Compliance Officer (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in the Adviser's product management group determines that the disclosure serves a legitimate business purpose of a Portfolio and is in the best interest of the Portfolio's shareholders. The Adviser's Chief Compliance Officer (or his designee) approves disclosure only after considering the anticipated benefits and costs to a Portfolio and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Portfolio and its shareholders and the interests of the Adviser or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by the Adviser's Chief Compliance Officer (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. The Adviser reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Adviser's policy and any applicable confidentiality agreement. The Adviser's Chief Compliance Officer or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Portfolios' Board on a quarterly basis. If the Board determines that disclosure was inappropriate, the Adviser will promptly terminate the disclosure arrangement.

            In accordance with these procedures, each of the following third parties has been approved to receive information concerning the Portfolios' portfolio holdings: (i) the Portfolios' independent registered public accounting firm, for use in providing audit opinions; (ii) R.R. Donnelley Financial, Data Communique International and, from time to time, other financial printers, for the purpose of preparing Portfolio regulatory filings; (iii) the Portfolios' custodian in connection with its custody of the Portfolios' assets; (iv) Institutional Shareholder Services, Inc. for proxy voting services; and (v) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing the Portfolios' portfolio holdings information unless specifically authorized.


--------------------------------------------------------------------------------
                              GENERAL INFORMATION
--------------------------------------------------------------------------------


Description of the Trust
------------------------

            The Trust is organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust ("Declaration of Trust") dated November 11, 2004, a copy of which is on file with the Secretary of State of The Commonwealth of Massachusetts. The Trust is a "series" company as described in Rule 18f-2 under the 1940 Act, having twelve separate portfolios, each of which is represented by a separate series of shares.

            The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of each series and of each class of shares thereof. The shares of each Portfolio do not have any preemptive rights. Upon termination of any Portfolio, whether pursuant to liquidation of the Trust or otherwise, shareholders of that Portfolio are entitled to share pro rata in the net assets of that Portfolio then available for distribution to such shareholders. The Trust or any Portfolio may be terminated at any time by vote of at least a majority of the outstanding shares of each Portfolio affected. The Declaration of Trust further provides that the Trustees may also terminate the Trust upon written notice to the shareholders.

            It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Trustees.

            The By-Laws of the Trust provide that the shareholders of any particular series or class shall not be entitled to vote on any matters as to which such series or class is not affected. Except with respect to matters as to which the Trustees have determined that only the interests of one or more particular series or classes are affected or as required by law, all of the shares of each series or class shall, on matters as to which such series or class is entitled to vote, vote with other series or classes so entitled as a single class. Notwithstanding the foregoing, with respect to matters which would otherwise be voted on by two or more series or classes as a single class, the Trustees may, in their sole discretion, submit such matters to the shareholders of any or all such series or classes separately. Rule 18f-2 under the 1940 Act provides in effect that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are substantially identical or that the matter does not affect any interest of such series.

            Under Massachusetts law shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of a Portfolio's property for all loss and expense of any shareholder of that Portfolio held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Portfolio of which he or she was a shareholder would be unable to meet its obligations.

Beneficial Ownership
--------------------


            To the knowledge of each Portfolio, the following persons owned of record or beneficially, 5% or more of the outstanding shares of the Portfolio as of December 7, 2012:

                                                     U.S. VALUE

Name and Address                         Number of Shares            % of Shares
----------------                         ----------------            -----------
Wealth Appreciation
AB Pooling Portfolio: US Value
1345 Avenue of the Americas
New York, NY 10105-0302                     25,332,357                 19.92%

Balanced Wealth
AB Pooling Portfolio: US Value
1345 Avenue of the Americas
New York, NY 10105-0302                     15,405,838                 12.12%

CollegeBoundfund
CBF-Appreciation Portfolio
AB Pooling Portfolio: US Value
1345 Avenue of the Americas
New York, NY 10105-0302                     21,033,413                 16.54%


                                                  U.S. LARGE CAP GROWTH

Name and Address                         Number of Shares            % of Shares
----------------                         ----------------            -----------

Wealth Appreciation
AB Pooling Portfolio: US Large
Cap Growth
1345 Avenue of the Americas
New York, NY 10105-0302                     18,339,239                 19.96%

Balanced Wealth
AB Pooling Portfolio: US Large
Cap Growth
1345 Avenue of the Americas
New York, NY 10105-0302                     11,165,836                 12.15%

CollegeBoundfund
CBF-Appreciation Portfolio
AB Pooling : US Large Cap Growth
1345 Avenue of the Americas
New York, NY 10105-0302                     15,162,960                 16.50%


                                                   INTERNATIONAL VALUE

Name and Address                         Number of Shares            % of Shares
----------------                         ----------------            -----------

Wealth Appreciation
AB Pooling Portfolio:
International Value
1345 Avenue of the Americas
New York, NY 10105-0302                     29,698,016                 20.77%

Balanced Wealth
AB Pooling Portfolio:
International Value
1345 Avenue of the Americas
New York, NY 10105-0302                     16,611,487                 11.62%

CollegeBoundfund
CBF-Appreciation Portfolio
AB Pooling Portfolio:
International Value
1345 Avenue of the Americas
New York, NY 10105-0302                     24,273,907                 16.98%


                                                  INTERNATIONAL GROWTH

Name and Address                         Number of Shares            % of Shares
----------------                         ----------------            -----------

Wealth Appreciation
AB Pooling Portfolio:
International Growth
1345 Avenue of the Americas
New York, NY 10105-0302                     25,532,753                 20.77%

Balanced Wealth
AB Pooling Portfolio:
International Growth
1345 Avenue of the Americas
New York, NY 10105-0302                     14,286,104                 11.62%

CollegeBoundfund
CBF-Appreciation Portfolio
AB Pooling Portfolio:
International Growth
1345 Avenue of the Americas
New York, NY 10105-0302                     20,858,803                 16.97%


                                                   SHORT DURATION BOND

Name and Address                         Number of Shares            % of Shares
----------------                         ----------------            -----------

Wealth Preservation
AB Pooling Portfolio: Short
Duration Bond
1345 Avenue of the Americas
New York, NY 10105-0302                     13,301,383                 13.61%

CollegeBoundfund
CBF-Balanced Portfolio
AB Pooling: Short Duration Bond
1345 Avenue of the Americas
New York, NY 10105-0302                      6,545,652                  6.70%

CollegeBoundfund
Age Based Aggressive (1993-1995)
AB Pooling Portfolio: Short
Duration Bond
1345 Avenue of the Americas
New York, NY 10105-0302                      5,659,286                  5.79%

CollegeBoundfund
Age Based Aggressive (1996-1998)
AB Pooling Portfolio: Short
Duration Bond
1345 Avenue of the Americas
New York, NY 10105-0302                      7,110,053                  7.28%

CollegeBoundfund
Age Based Aggressive (1999-2001)
AB Pooling: Short Duration Bond
1345 Avenue of the Americas
New York, NY 10105-0302                      6,199,976                  6.35%

CollegeBoundfund
Age Based Aggressive (1993-1995)
AB Pooling: Short Duration Bond
1345 Avenue of the Americas
New York, NY 10105-0302                     11,052,676                 11.31%

CollegeBoundfund
Age Based Portfolio (1996-1998)
AB Pooling: Short Duration Bond
1345 Avenue of the Americas
New York, NY 10105-0302                     13,920,370                 14.25%

CollegeBoundfund
Age Based Portfolio (1999-2001)
AB Pooling: Short Duration Bond
1345 Avenue of the Americas
New York, NY 10105-0302                     12,917,684                 13.22%

CollegeBoundfund
Age Based Portfolio (2002-2004)
AB Pooling: Short Duration Bond
1345 Avenue of the Americas
New York, NY 10105-0302                      5,033,149                  5.15%


                                                     GLOBAL CORE BOND

Name and Address                         Number of Shares            % of Shares
----------------                         ----------------            -----------

Wealth Preservation
AB Pooling: Global Core Bond
1345 Avenue of the Americas
New York, NY 10105-0302                     11,460,568                 11.62%

Balanced Wealth
AB Pooling: Global Core Bond
1345 Avenue of the Americas
New York, NY 10105-0302                     25,552,895                 25.90%

CollegeBoundfund
Age Based Portfolio (1993-1995)
AB Pooling: Global Core Bond
1345 Avenue of the Americas
New York, NY 10105-0302                      6,811,136                  6.90%

CollegeBoundfund
Age Based Portfolio (1996-1998)
AB Pooling: Global Core Bond
1345 Avenue of the Americas
New York, NY 10105-0302                      7,229,950                  7.33%

CollegeBoundfund
Age Based Portfolio (1999-2001)
AB Pooling: Global Core Bond
1345 Avenue of the Americas
New York, NY 10105-0302                      6,425,668                  6.51%


                                                BOND INFLATION PROTECTION

Name and Address                         Number of Shares            % of Shares
----------------                         ----------------            -----------

Wealth Preservation
AB Pooling: Bond Inflation Protection
1345 Avenue of the Americas
New York, NY 10105-0302                      4,020,386                  5.90%

Balanced Wealth
AB Pooling: Bond Inflation Protection
1345 Avenue of the Americas
New York, NY 10105-0302                      9,943,734                 14.61%

CollegeBoundfund
CBF-Balanced Portfolio
AB Pooling: Bond Inflation Protection
1345 Avenue of the Americas
New York, NY 10105-0302                      3,619,767                  5.32%

CollegeBoundfund
Age Based Aggressive (1993-1995)
AB Pooling: Bond Inflation Protection
1345 Avenue of the Americas
New York, NY 10105-0302                      3,592,085                  5.28%

CollegeBoundfund
Age Based Aggressive (1996-1998)
AB Pooling: Bond Inflation Protection
1345 Avenue of the Americas
New York, NY 10105-0302                      4,295,853                  6.31%

CollegeBoundfund
Age Based Aggressive (1999-2001)
AB Pooling: Bond Inflation Protection
1345 Avenue of the Americas
New York, NY 10105-0302                      4,234,963                  6.22%

CollegeBoundfund
Age Based Portfolio (1993-1995)
AB Pooling: Bond Inflation Protection
1345 Avenue of the Americas
New York, NY 10105-0302                      6,568,516                  9.65%

CollegeBoundfund
Age Based Portfolio (1996-1998)
AB Pooling: Bond Inflation Protection
1345 Avenue of the Americas
New York, NY 10105-0302                      6,983,452                 10.26%

CollegeBoundfund
Age Based Portfolio (1999-2001)
AB Pooling: Bond Inflation Protection
1345 Avenue of the Americas
New York, NY 10105-0302                      6,234,024                  9.16%

CollegeBoundfund
Age Based Portfolio (2002-2004)
AB Pooling: Bond Inflation Protection
1345 Avenue of the Americas
New York, NY 10105-0302                      3,438,959                  5.05%


                                                       HIGH-YIELD

Name and Address                         Number of Shares            % of Shares
----------------                         ----------------            -----------

Balanced Wealth
AB Pooling Portfolio: High-Yield
1345 Avenue of the Americas
New York, NY 10105-0302                      9,460,388                 25.81%

CollegeBoundfund
CBF-Balanced Portfolio
AB Pooling: High-Yield
1345 Avenue of the Americas
New York, NY 10105-0302                      1,970,167                  5.37%

CollegeBoundfund
Age Based Aggressive (1996-1998)
AB Pooling: High-Yield
1345 Avenue of the Americas
New York, NY 10105-0302                      1,834,028                  5.00%

CollegeBoundfund
Age Based Aggressive (1999-2001)
AB Pooling: High-Yield
1345 Avenue of the Americas
New York, NY 10105-0302                      2,380,152                  6.49%

CollegeBoundfund
Age Based Portfolio (1996-1998)
AB Pooling: High-Yield
1345 Avenue of the Americas
New York, NY 10105-0302                      2,337,760                  6.38%

CollegeBoundfund
Age Based Portfolio (1999-2001)
AB Pooling: High-Yield
1345 Avenue of the Americas
New York, NY 10105-0302                     3,480,837                   9.50%

CollegeBoundfund
Age Based Portfolio (2002-2004)
AB Pooling: High-Yield
1345 Avenue of the Americas
New York, NY 10105-0302                     1,939,714                   5.29%


                                                   SMALL-MID CAP VALUE

Name and Address                         Number of Shares            % of Shares
----------------                         ----------------            -----------

Wealth Appreciation
AB Pooling Portfolio: Small-Mid
Cap Value
1345 Avenue of the Americas
New York, NY 10105-0302                      6,064,706                 23.04%


Balanced Wealth
AB Pooling Portfolio: Small-Mid
Cap Value
1345 Avenue of the Americas
New York, NY 10105-0302                      2,646,305                 10.05%

CollegeBoundfund
CBF-Appreciation Portfolio
AB Pooling: Small-Mid Cap Value
1345 Avenue of the Americas
New York, NY 10105-0302                      4,944,494                 18.78%


                                                  SMALL-MID CAP GROWTH

Name and Address                         Number of Shares            % of Shares
----------------                         ----------------            -----------

Wealth Appreciation
AB Pooling Portfolio: Small-Mid
Cap Growth
1345 Avenue of the Americas
New York, NY 10105-0302                      5,574,036                 23.21%


Balanced Wealth
AB Pooling Portfolio: Small-Mid
Cap Growth
1345 Avenue of the Americas
New York, NY 10105-0302                      2,439,589                 10.16%


CollegeBoundfund
CBF-Appreciation Portfolio
AB Pooling Portfolio: Small-Mid
Cap Growth
1345 Avenue of the Americas
New York, NY 10105-0302                      4,499,607                 18.74%


                                                 MULTI-ASSET REAL RETURN

Name and Address                         Number of Shares            % of Shares
----------------                         ----------------            -----------

Wealth Appreciation
AB Pooling Portfolio: Multi-Asset
Real Return
1345 Avenue of the Americas
New York, NY 10105-0302                     12,747,549                 15.28%

Balanced Wealth
AB Pooling: Multi-Asset Real Return
1345 Avenue of the Americas
New York, NY 10105-0302
                                             8,122,710                  9.73%
Sanford Bernstein & Co. LLC
1 N. Lexington Avenue
17th Floor
White Plains, NY 10601-1785                 19,331,066                 23.17%

CollegeBoundfund
CBF-Appreciation Portfolio
AB Pooling: Multi-Asset Real Return
1345 Avenue of the Americas
New York, NY 10105-0302                     10,407,706                 12.47%

Wealth Appreciation
AB Pooling Portfolio: Volatility
Management
1345 Avenue of the Americas
New York, NY 10105-0302                     27,197,875                 17.01%


                                                  VOLATILITY MANAGEMENT

Name and Address                         Number of Shares            % of Shares
----------------                         ----------------            -----------

Balanced Wealth
AB Pooling Portfolio: Volatility
Management
1345 Avenue of the Americas
New York, NY 10105-0302                     27,546,428                 17.22%

Sanford Bernstein & Co. LLC
1 N. Lexington Avenue
17th Floor
White Plains, NY 10601-1785                 11,704,637                  7.32%

CollegeBoundfund
CBF-Balanced Portfolio
AB Pooling: Volatility Management
1345 Avenue of the Americas
New York, NY  10105-0302                     8,039,821                  5.03%

CollegeBoundfund
Age Based Portfolio (1996-1998)
AB Pooling: Volatility Management
1345 Avenue of the Americas
New York, NY 10105-0302                      9,192,081                  5.75%

CollegeBoundfund
Age Based Portfolio (1999-2001)
AB Pooling: Volatility Management
1345 Avenue of the Americas
New York, NY 10105-0302                     10,930,834                  6.83%


Custodian and Accounting Agent
------------------------------

            State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02110 ("State Street") acts as the Trust's custodian, but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of the Portfolios' Trustees, State Street may enter into subcustodial agreements for the holding of the Portfolios' securities outside of the United States.

Principal Underwriter
---------------------

            ABI, an indirect wholly-owned subsidiary of the Adviser, located at 1345 Avenue of the Americas, New York, NY 10105, is the principal underwriter of shares of the Portfolios, and as such may solicit orders from the public to purchase shares of the Portfolios. Under the Distribution Agreement, the Portfolios have agreed to indemnify the Principal Underwriter, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

Counsel
-------

            Legal matters in connection with the issuance of the shares of the Portfolios offered hereby are passed upon by Seward & Kissel LLP, New York, NY.

Independent Registered Public Accounting Firm
---------------------------------------------

            Ernst & Young LLP, 5 Times Square, New York, NY 10036, has been appointed as the independent registered public accounting firm for the Portfolios.

Codes of Ethics and Proxy Voting Policies and Procedures
--------------------------------------------------------


            The Portfolios, the Adviser and the Principal Underwriter have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Portfolios. The Portfolios have adopted the Adviser's proxy voting policies and procedures. The Adviser's proxy voting policies and procedures are attached as Appendix B.

            Information regarding how each Portfolio voted proxies related to portfolio securities during the most recent 12-month period ended June 30, 2012 is available (1) without charge, upon request, by calling (800) 227-4618; or on or through the Adviser's website at www.AllianceBernstein.com; or both; and (2) on the SEC's website at www.sec.gov.


Additional Information
----------------------


            Shareholder inquiries may be directed to the shareholder's financial intermediary or to ABIS at the address or telephone numbers shown on the front cover of this SAI. This SAI does not contain all of the information set forth in the Registration Statement filed by the Trust with the SEC under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.


--------------------------------------------------------------------------------
                       FINANCIAL STATEMENTS AND REPORT OF
                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------


            The financial statements of the Trust for the fiscal year ended August 31, 2012 and the report of Ernst & Young LLP, independent registered public accounting firm, are incorporated herein by reference to the Trust's annual report. The annual report was filed on Form N-CSR with the SEC on November 7, 2012. This report is available without charge upon request by calling ABIS at (800)-227-4618.

                                   APPENDIX A
                                   ----------

                     DESCRIPTION OF CORPORATE BOND RATINGS

            Description of the bond ratings of Moody's Investors Service, Inc. are as follows:

            Aaa-- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

            Aa-- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bond because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat greater than the Aaa securities.

            A-- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium- grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

            Baa-- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

            Ba-- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

            B-- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

            Caa-- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

            Ca-- Bonds which are rated Ca represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

            C-- Bonds which are rated C are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

            Moody's applies modifiers to each rating classification from Aa through B to indicate relative ranking within its rating categories. The modifier "1" indicates that a security ranks in the higher end of its rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its rating category.

            Descriptions of the bond ratings of Standard & Poor's are as follows:

            AAA-- Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

            AA-- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

            A-- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

            BBB-- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

            BB, B, CCC, CC, or C -- Debt rated BB, B, CCC, CC or C is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are often outweighed by large uncertainties or major risk exposures to adverse debt conditions.

            C1-- The rating C1 is reserved for income bonds on which no interest is being paid.

            D-- Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

            The ratings from AAA to CC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

                                   APPENDIX B
                                   ----------

                    STATEMENT OF POLICIES AND PROCEDURES FOR
                                  PROXY VOTING

1.    Introduction

      As a registered investment adviser, AllianceBernstein L.P. ("AllianceBernstein", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are intended to maximize long-term shareholder value. Generally, our clients' objective is to maximize the financial return of their portfolios within appropriate risk parameters. We have long recognized that environmental, social and governance ("ESG") issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment process to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests. Our Statement of Policy Regarding Responsible Investment ("RI Policy") is attached to this Statement as an Exhibit.

      We consider ourselves shareholder advocates and take this responsibility very seriously. Consistent with our commitments, we will disclose our clients' voting records only to them and as required by mutual fund vote disclosure regulations. In addition, our proxy committees may, after careful consideration, choose to respond to surveys so long as doing so does not compromise confidential voting.

      This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein's investment groups investing on behalf of clients in both U.S. and non-U.S. securities.

2.    Proxy Policies

      Our proxy voting policies are principle-based rather than rules-based. We adhere to a core set of principles that are described in this Statement and in our Proxy Voting Manual. We assess each proxy proposal in light of those principles. Our proxy voting "litmus test" will always be what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation should generally rest with the board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders. In addition, if we determine that ESG issues that arise with respect to an issuer's past, current or anticipated behaviors are, or are reasonably likely to become, material to its future earnings, we address these concerns in our proxy voting and engagement.

      This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to make voting decisions that are in our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

      2.1.  Corporate Governance

            We recognize the importance of good corporate governance in our proxy voting policies and engagement practices in ensuring that management and the board of directors fulfill their obligations to shareholders. We favor proposals promoting transparency and accountability within a company. We support the appointment of a majority of independent directors on key committees and generally support separating the positions of chairman and chief executive officer, except in cases where a company has sufficient counter-balancing governance in place. Because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we generally will support shareholder proposals which request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast. Furthermore, we have written to the SEC in support of shareholder access to corporate proxy statements under specified conditions with the goal of serving the best interests of all shareholders.

      2.2.  Elections of Directors


            Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons to oppose directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. Therefore, we may votes against directors (or withhold votes for directors where plurality voting applies) who fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will vote against directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse, and we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement. Also, we will generally not oppose directors who meet the definition of independence promulgated by the primary exchange on which the company's shares are traded or set forth in the code we determine to be best practice in the country where the subject company is domiciled. Finally, because we believe that cumulative voting in single shareholder class structures provides a disproportionately large voice to minority shareholders in the affairs of a company, we will generally vote against such proposals and vote for management proposals seeking to eliminate cumulative voting. However, in dual class structures (such as A&B shares) where the shareholders with a majority economic interest have a minority voting interest, we will generally vote in favor of cumulative voting.


      2.3.  Appointment of Auditors

            AllianceBernstein believes that the company is in the best position to choose its auditors, so we will generally support management's recommendation. However, we recognize that there are inherent conflicts when a company's independent auditor performs substantial non-audit services for the company. The Sarbanes-Oxley Act of 2002 prohibits certain categories of services by auditors to U.S. issuers, making this issue less prevalent in the U.S. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees and whether there are other reasons for us to question the independence or performance of the auditors.

      2.4.  Changes in Legal and Capital Structure

            Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with management's recommendations on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition, or provide a sufficient number of shares for an employee savings plan, stock option plan or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.

      2.5.  Corporate Restructurings, Mergers and Acquisitions

            AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

      2.6.  Proposals Affecting Shareholder Rights

            AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

      2.7.  Anti-Takeover Measures

            AllianceBernstein believes that measures that impede corporate transactions (such as takeovers) or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. Therefore, we will generally oppose proposals, regardless of whether they are advanced by management or shareholders, when their purpose or effect is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

      2.8.  Executive Compensation


            AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefits offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans. We generally will oppose plans that allow stock options to be granted with below market value exercise prices on the date of issuance or permit re-pricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. In markets where remuneration reports or advisory votes on executive compensation are not required for all companies, we will generally support shareholder proposals asking the board to adopt a policy (i.e., "say on pay") that the company's shareholders be given the opportunity to vote on an advisory resolution to approve the compensation practices of the company. Although "say on pay" votes are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that management and shareholders meet their common objective: maximizing the value of the company. In markets where votes to approve remuneration reports or advisory votes on executive compensation are required, we review the compensation practices on a case-by-case basis. With respect to companies that have received assistance through government programs such as TARP, we will generally oppose shareholder proposals that seek to impose greater executive compensation restrictions on subject companies than are required under the applicable program because such restrictions could create a competitive disadvantage for the subject company. We believe the U.S. Securities and Exchange Commission ("SEC") took appropriate steps to ensure more complete and transparent disclosure of executive compensation when it issued modified executive compensation and corporate governance disclosure rules in 2006 and February 2010. Therefore, while we will consider them on a case-by-case basis, we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules. We will support requiring a shareholder vote on management proposals to provide severance packages that exceed
            2.99 times the sum of an executive officer's base salary plus bonus that are triggered by a change in control. We will support shareholder proposals requiring a company to expense compensatory employee stock options (to the extent the jurisdiction in which the company operates does not already require it) because we view this form of compensation as a significant corporate expense that should be appropriately accounted for.


      2.9.  ESG

            We are appointed by our clients as an investment manager with a fiduciary responsibility to help them achieve their investment objectives over the long term. Generally, our clients' objective is to maximize the financial return of their portfolios within appropriate risk parameters. We have long recognized that ESG issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment and proxy voting processes to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests. For additional information regarding our approach to incorporating ESG issues in our investment and decision-making processes, please refer to our RI Policy, which is attached to this Statement as an Exhibit.


            Shareholder proposals relating to environmental, social (including political) and governance issues often raise complex and controversial issues that may have both a financial and non-financial effect on the company. And while we recognize that the effect of certain policies on a company may be difficult to quantify, we believe it is clear that they do affect the company's long-term performance. Our position in evaluating these proposals is founded on the principle that we are a fiduciary. As such, we carefully consider any factors that we believe could affect a company's long-term investment performance (including ESG issues) in the course of our extensive fundamental, company-specific research and engagement, which we rely on in making our investment and proxy voting decisions. Maximizing long-term shareholder value is our overriding concern when evaluating these matters, so we consider the impact of these proposals on the future earnings of the company. In so doing, we will balance the assumed cost to a company of implementing one or more shareholder proposals against the positive effects we believe implementing the proposal may have on long-term shareholder value.


3.    Proxy Voting Procedures

      3.1.  Proxy Voting Committees


            Our growth and value investment groups have formed separate proxy voting committees ("Proxy Committees") to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. These Proxy Committees periodically review these policies and new types of environmental, social and governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the appropriate Proxy Committee will evaluate the proposal. In addition, the Proxy Committees, in conjunction with the analyst that covers the company, may contact corporate management, interested shareholder groups and others as necessary to discuss proxy issues. Members of the Proxy Committees include senior investment personnel and representatives of the Legal and Compliance Department.


            Different investment philosophies may occasionally result in different conclusions being drawn regarding certain proposals and, in turn, may result in the Proxy Committees making different voting decisions on the same proposal for value and growth holdings. Nevertheless, the Proxy Committees always vote proxies with the goal of maximizing the value of the securities in client portfolios.

            It is the responsibility of the Proxy Committees to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to evaluate proxies where we face a potential conflict of interest (as discussed below), to consider changes in policy and to review the Proxy Voting Statement and the Proxy Voting Manual no less frequently than annually. In addition, the Proxy Committees meet as necessary to address special situations.

      3.2.  Engagement

            In evaluating proxy issues and determining our votes, we welcome and seek out the points of view of various parties. Internally, the Proxy Committees may consult chief investment officers, directors of research, research analysts across our value and growth equity platforms, portfolio managers in whose managed accounts a stock is held and/or other Investment Policy Group members. Externally, the Proxy Committees may consult company management, company directors, interest groups, shareholder activists and research providers. If we believe an ESG issue is, or is reasonably likely to become, material, we engage a company's management to discuss the relevant issues.

            Our engagement with companies and interest groups continues to expand as we have had more such meetings in the past few years.

      3.3.  Conflicts of Interest

            AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage or administer, who distributes AllianceBernstein-sponsored mutual funds, or with whom we have, or one of our employees has, a business or personal relationship that may affect (or may be reasonably viewed as affecting) how we vote on the issuer's proxy. Similarly, AllianceBernstein may have a potentially material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensure that proxies are voted based solely on our clients' best interests. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interest, including: (i) on an annual basis, the Proxy Committees taking reasonable steps to evaluate (A) the nature of AllianceBernstein's and our employees' material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and (B) any client that has sponsored or has a material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate Proxy Committee any potential conflict that he or she is aware of (including personal relationships) and any contact that he or she has had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients' best interests.

            Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the Proxy Committees takes reasonable steps to verify that any third party research service is, in fact, independent, taking into account all of the relevant facts and circumstances. This includes reviewing the third party research service's conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues, and (ii) can make recommendations in an impartial manner and in the best interests of our clients.

      3.4.  Proxies of Certain Non-U.S. Issuers

            Proxy voting in certain countries requires "share blocking". Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote is outweighed by the cost of voting (i.e., not being able to sell the shares during this period). Accordingly, if share blocking is required, we generally choose not to vote those shares.

            AllianceBernstein seeks to vote all proxies for securities held in client accounts for which we have proxy voting authority. However, in non-U.S. markets administrative issues beyond our control may at times prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices after the cut-off date for voting or without sufficient time to fully consider the proxy. As another example, certain markets require periodic renewals of powers of attorney that local agents must have from our clients prior to implementing AllianceBernstein's voting instructions.

      3.5.  Loaned Securities

            Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

      3.6.  Proxy Voting Records

            Clients may obtain information about how we voted proxies on their behalf by contacting their AllianceBernstein administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Chief Compliance Officer, AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.

            You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, go to the Securities and Exchange Commission's web site at www.sec.gov or call AllianceBernstein at (800) 227-4618.

                                                                         Exhibit

                         Statement of Policy Regarding
                             Responsible Investment
                     Principles for Responsible Investment,
                    ESG, and Socially Responsible Investment

1. Introduction

AllianceBernstein L.P. ("AllianceBernstein" or "we") is appointed by our clients as an investment manager with a fiduciary responsibility to help them achieve their investment objectives over the long term. Generally, our clients' objective is to maximize the financial return of their portfolios within appropriate risk parameters. AllianceBernstein has long recognized that environmental, social and governance ("ESG") issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment process to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests.

Our policy draws a distinction between how the Principles for Responsible Investment ("PRI" or "Principles"), and Socially Responsible Investing ("SRI") incorporate ESG factors. PRI is based on the premise that, because ESG issues can affect investment performance, appropriate consideration of ESG issues and engagement regarding them is firmly within the bounds of a mainstream investment manager's fiduciary duties to its clients. Furthermore, PRI is intended to be applied only in ways that are consistent with those mainstream fiduciary duties.

SRI, which refers to a spectrum of investment strategies that seek to integrate ethical, moral, sustainability and other non-financial factors into the investment process, generally involves exclusion and/or divestment, as well as investment guidelines that restrict investments. AllianceBernstein may accept such guideline restrictions upon client request.

2. Approach to ESG

Our long-standing policy has been to include ESG factors in our extensive fundamental research and consider them carefully when we believe they are material to our forecasts and investment decisions. If we determine that these aspects of an issuer's past, current or anticipated behavior are material to its future expected returns, we address these concerns in our forecasts, research reviews, investment decisions and engagement. In addition, we have well-developed proxy voting policies that incorporate ESG issues and engagement.

3. Commitment to the PRI

In recent years, we have gained greater clarity on how the PRI initiative, based on information from PRI Advisory Council members and from other signatories, provides a framework for incorporating ESG factors into investment research and decision-making. Furthermore, our industry has become, over time, more aware of the importance of ESG factors. We acknowledge these developments and seek to refine what has been our process in this area.

After careful consideration, we determined that becoming a PRI signatory would enhance our current ESG practices and align with our fiduciary duties to our clients as a mainstream investment manager. Accordingly, we became a signatory, effective November 1, 2011.

In signing the PRI, AllianceBernstein as an investment manager publicly commits to adopt and implement all six Principles, where consistent with our fiduciary responsibilities, and to make progress over time on implementation of the Principles.

The six Principles are:

1. We will incorporate ESG issues into investment research and decision-making processes. AllianceBernstein Examples: ESG issues are included in the research analysis process. In some cases, external service providers of ESG-related tools are utilized; we have conducted proxy voting training and will have continued and expanded training for investment professionals to incorporate ESG issues into investment analysis and decision-making processes across our firm.

2. We will be active owners and incorporate ESG issues into our ownership policies and practices.

AllianceBernstein Examples: We are active owners through our proxy voting process (for additional information, please refer to our Statement of Policies and Procedures for Proxy Voting Manual); we engage issuers on ESG matters in our investment research process (we define "engagement" as discussions with management about ESG issues when they are, or we believe they are reasonably likely to become, material).

3. We will seek appropriate disclosure on ESG issues by the entities in which we invest.

AllianceBernstein Examples: Generally, we support transparency regarding ESG issues when we conclude the disclosure is reasonable. Similarly, in proxy voting, we will support shareholder initiatives and resolutions promoting ESG disclosure when we conclude the disclosure is reasonable.

4. We will promote acceptance and implementation of the Principles within the investment industry.

AllianceBernstein Examples: By signing the PRI, we have taken an important first step in promoting acceptance and implementation of the six Principles within our industry.

5. We will work together to enhance our effectiveness in implementing the Principles.

AllianceBernstein Examples: We will engage with clients and participate in forums with other PRI signatories to better understand how the PRI is applied in our respective businesses. As a PRI signatory, we have access to information, tools and other signatories to help ensure that we are effective in our endeavors to implement the PRI.

6. We will report on our activities and progress towards implementing the Principles.

AllianceBernstein Examples: We will respond to the 2012 PRI questionnaire and disclose PRI scores from the questionnaire in response to inquiries from clients and in requests for proposals; we will provide examples as requested concerning active ownership activities (voting, engagement or policy dialogue).

4. RI Committee

Our firm's RI Committee provides AllianceBernstein stakeholders, including employees, clients, prospects, consultants and service providers alike, with a resource within our firm on which they can rely for information regarding our approach to ESG issues and how those issues are incorporated in different ways by the PRI and SRI. Additionally, the RI Committee is responsible for assisting AllianceBernstein personnel to further implement our firm's RI policies and practices, and, over time, to make progress on implementing all six Principles.


The RI Committee has a diverse membership, including senior representatives from investments, distribution/sales and legal. The Committee is chaired by Linda Giuliano, Senior Vice President and Chief Administrative Officer-Equities ..


If you have questions or desire additional information about this Policy, we encourage you to contact the RI Committee at RIinquiries@alliancebernstein.com or reach out to a Committee member:


Erin Bigley: SVP-Fixed Income, New York
Alex Chaloff: SVP-Private Client, Los Angeles
Kathy Fisher: SVP-Private Client, New York
Linda Giuliano: SVP-Equities, New York
Christopher Kotowicz: VP-Growth, Chicago
David Lesser: VP-Legal, New York
Mark Manley: SVP-Legal, New York
Takuji Oya: VP-Growth, Japan
Guy Prochilo: SVP-Institutional Investments, New York
Nitish Sharma: VP-Institutional Investments, Australia
Liz Smith: SVP-Institutional Investments, New York
Chris Toub: SVP-Equities, New York
Willem Van Gijzen: VP-Institutional Investments, Netherlands

                                     PART C

                               OTHER INFORMATION

ITEM 28.    Exhibits

            (a)   (1)   Agreement and Declaration of Trust dated November 11,
                        2004 - Incorporated by reference to Exhibit (a)(1) to
                        Registrant's Registration Statement on Form N-1A (File
                        Nos. 333-120487 and 811-21673), filed with the
                        Securities and Exchange Commission on November 15, 2004.

                  (2) Amendment to Agreement and Declaration of Trust dated February 9, 2005 - Incorporated by reference to Exhibit
                        (a)(2) to Pre-Effective Amendment No. 1 of Registrant's Registration Statement on Form N-1A (File Nos. 333-120487 and 811-21673), filed with the Securities and Exchange Commission on March 25, 2005.

                  (3) Amendment to Agreement and Declaration of Trust dated May 12, 2005 - Incorporated by reference to Exhibit
                        (a)(3) to Pre-Effective Amendment No. 2 of Registrant's Registration Statement on Form N-1A (File Nos. 333-120487 and 811-21673), filed with the Securities and Exchange Commission on May 16, 2005.

                  (4) Amendment No. 3 to Agreement and Declaration of Trust dated May 26, 2005 - Incorporated by reference to Exhibit (a)(4) to Post-Effective Amendment No. 2 of Registrant's Registration Statement on Form N-1A (File Nos. 333-120487 and 811-21673), filed with the
                        Securities and Exchange Commission on March 15, 2006.

                  (5) Amendment No. 4 to Agreement and Declaration of Trust dated May 14, 2006 - Incorporated by reference to Exhibit (a)(5) to Post-Effective Amendment No. 3 of Registrant's Registration Statement on Form N-1A (File Nos. 333-120487 and 811-21673), filed with the
                        Securities and Exchange Commission on May 31, 2006.

                  (6) Amendment No. 5 to Agreement and Declaration of Trust dated March 10, 2010 - Incorporated by reference to Exhibit (a)(6) to Post-Effective Amendment No. 10 of Registrant's Registration Statement on Form N-1A (File Nos. 333-120487 and 811-21673), filed with the
                        Securities and Exchange Commission on March 24, 2010.

                  (7) Amendment No. 6 to Agreement and Declaration of Trust, effective October 7, 2010 - Incorporated by reference to Exhibit (a)(7) to Post-Effective Amendment No. 12 of Registrant's Registration Statement on Form N-1A (File Nos. 333-120487 and 811-21673), filed with the
                        Securities and Exchange Commission on November 4, 2010.

                  (8) Amendment No. 7 to Agreement and Declaration of Trust, effective as of December 31, 2010 - Incorporated by reference to Exhibit (a)(8) to Post-Effective Amendment No. 14 of Registrant's Registration Statement on Form N-1A (File Nos. 333-120487 and 811-21673), filed with the Securities and Exchange Commission on November 4, 2011.

                  (9) Amendment No. 8 to Agreement and Declaration of Trust, effective as of March 17, 2011 - Incorporated by reference to Exhibit (a)(9) to Post-Effective Amendment No. 14 of Registrant's Registration Statement on Form N-1A (File Nos. 333-120487 and 811-21673), filed with the Securities and Exchange Commission on November 4, 2011.


                  (10) Amendment No. 9 to Agreement and Declaration of Trust, effective as of December 31, 2011 - Incorporated by reference to Exhibit (a)(10) to Post-Effective Amendment No. 17 of Registrant's Registration Statement on Form N-1A (File Nos. 333-120487 and 811-21673), filed with the Securities and Exchange Commission on December 28, 2011.


            (b) By-Laws of the Registrant - Incorporated by reference to Exhibit (b) to Registrant's Registration Statement on Form N-1A (File Nos. 333-120487 and 811-21673), filed with the
                  Securities and Exchange Commission on November 15, 2004.

            (c)   Not applicable.

            (d) Form of Advisory Agreement between the Registrant and AllianceBernstein L.P. - Incorporated by reference to Exhibit
                  (d) to Post-Effective Amendment No. 5 of Registrant's Registration Statement on Form N-1A (File Nos. 333-120487 and 811-21673), filed with the Securities and Exchange Commission on May 31, 2006.

            (e) Form of Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. - Incorporated by reference to Exhibit (e) of Registrant's Registration Statement on Form N-1A (File Nos. 333-120487 and 811-21673), filed with the Securities and Exchange Commission on November 15, 2004.

            (f)   Not applicable.

            (g) Master Custodian Agreement between the Registrant and State Street Bank and Trust Company, effective August 3, 2009 - Incorporated by reference to Exhibit (g) to Post-Effective Amendment No. 51 of the Registration Statement on Form N-1A of AllianceBernstein Variable Products Series Fund, Inc. (File Nos. 33-18647 and 811-5398), filed with the Securities and Exchange Commission on April 29, 2010.

            (h)   (1)   Form of Transfer Agency Agreement between the Registrant
                        and AllianceBernstein Investor Services, Inc. -
                        Incorporated by reference to Exhibit (h)(1) to Pre-Effective Amendment No. 1 of Registrant's
                        Registration Statement on Form N-1A (File Nos.
                        333-120487 and 811-21673), filed with the Securities and Exchange Commission on March 25, 2005.

                  (2) Form of Expense Limitation Undertaking by AllianceBernstein L.P. - Incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 3 of Registrant's Registration Statement on Form N-1A (File Nos. 333-120487 and 811-21673), filed with the
                        Securities and Exchange Commission on May 31, 2006.

            (i)   Opinion and Consent of Seward & Kissel LLP - Filed herewith.

            (j) Consent of Independent Auditor Ernst & Young LLP - Filed herewith.

            (k)   Not applicable.

            (l) Subscription Agreement between the Trust, on behalf of the AllianceBernstein Small-Mid Cap Growth Portfolio, and AllianceBernstein L.P. - Incorporated by reference to Exhibit
                  (l) to Pre-Effective Amendment No. 2 of Registrant's Registration Statement on Form N-1A (File Nos. 333-120487 and 811-21673), filed with the Securities and Exchange Commission on May 16, 2005.

            (m)   Not applicable.

            (n)   Not applicable.

            (o)   Reserved.

            (p)   (1)   Code of Ethics for the Registrant - Incorporated by
                        reference to Exhibit (1) to Pre-Effective Amendment No.
                        2 of Registrant's Registration Statement on Form N-1A
                        (File Nos. 333-120487 and 811-21673), filed with the
                        Securities and Exchange Commission on May 16, 2005.

                  (2) Code of Ethics for the AllianceBernstein L.P. and AllianceBernstein Investments, Inc. Incorporated by reference to Exhibit (p)(2) to Post-Effective Amendment No. 105 of the Registration Statement on Form N-1A of AllianceBernstein Bond Fund, Inc. (File Nos. 2-48227 and 811-02383), filed with the Securities and Exchange Commission on December 7, 2011.

Other Exhibits:


            Powers of Attorney for: John H. Dobkin, Michael J. Downey, William
            H. Foulk, Jr., D. James Guzy, Nancy P. Jacklin, Robert M. Keith, Garry L. Moody, Marshall C. Turner, Jr. and Earl D. Weiner - Incorporated by reference to Other Exhibits to Post-Effective Amendment No. 14 of the Registration Statement on Form N-1A (File Nos. 333-120487 and 811-21673), filed with the Securities and Exchange Commission on November 4, 2011.


ITEM 29.    Persons Controlled by or under Common Control with Registrant.

            None.

ITEM 30.    Indemnification.

            Paragraph (l) of Section 3, Article IV of the Registrant's Agreement and Declaration of Trust provides in relevant part that the Trustees of the Trust have the power: "(l) To purchase and pay for entirely out of Trust property such insurance as they may deem necessary or appropriate for the conduct of the business of the Trust, including, without limitation, insurance policies insuring the assets of the Trust and payment of distributions and principal on its portfolio investments, and insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisers, principal underwriters or independent contractors of the Trust individually against all claims and liabilities of every nature arising by reason of holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such person as Trustee, officer, employee, agent, investment adviser, principal underwriter or independent contractor, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such person against liability;"

            Section 2 of Article VII of the Registrant's Agreement and Declaration of Trust provides in relevant part:

            "Limitation of Liability.
            --------------------------

The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, Manager or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, but nothing herein contained shall protect any Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

            Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever issued, executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in or with respect to their or his or her capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon."

            Section 2 of Article VIII of the Registrant's Agreement and Declaration of Trust provides in relevant part: "Trustee's Good Faith Action, Expert Advice, No Bond or Surety. The exercise by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested. A Trustee shall be liable for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required."

            Article 10 of the Registrant's Bylaws provides in relevant part:

            "Indemnification.
            ------------------

10.1 Trustees, Officers, etc. The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of any alleged act or omission as a Trustee or officer or by reason of his or her being or having been such a Trustee or officer, except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interest of the Trust and except that no Covered Person shall be indemnified against any liability to the Trust or its shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office. Expenses, including counsel fees so incurred by any such Covered Person, may be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding on the condition that the amounts so paid shall be repaid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article; provided, however, that (1) such Covered Person shall provide a security for his undertaking to repay the advance if it is ultimately determined that indemnification is not authorized under this Article, (2) the Trust shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of disinterested, non-party directors of the Trust, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that such Covered Person ultimately will be found entitled to indemnification under this Article. In the case of such a determination or opinion, the relevant disinterested, non-party directors or independent legal counsel, as the case may be, shall afford the Covered Person a rebuttable presumption that he has not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

10.2 Compromise Payment. As to any matter disposed of by a compromise payment by any such Covered Person referred to in Section 4.1 above, pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such compromise shall be approved as in the best interests of the Trust, after notice that it involved such indemnification, (a) by a disinterested majority of the Trustees then in office; or (b) by a majority of the disinterested Trustees then in office; or (c) by any disinterested person or persons to whom the question may be referred by the Trustees, provided that in the case of approval pursuant to clause (b) or (c) there has been obtained an opinion in writing of independent legal counsel to the effect that such Covered Person appears to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust and that such indemnification would not protect such person against any liability to the Trust or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; or (d) by vote of shareholders holding a majority of the Shares entitled to vote thereon, exclusive of any Shares beneficially owned by any interested Covered Person. Approval by the Trustees pursuant to clause (a) or (b) or by any disinterested person or persons pursuant to clause (c) of this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with any of such clauses as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Trust or to have been liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

10.3 Indemnification Not Exclusive. The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article 4, the term "Covered Person" shall include such person's heirs, executors and administrators; an "interested Covered Person" is one against whom the action, suit or other proceeding in question or another action, suit or other proceeding on the same or similar grounds is then or has been pending; and a "disinterested Trustee" or "disinterested person" is a Trustee or a person against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending. Nothing contained in this Article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person."

            The foregoing summaries are qualified by the entire text of Registrant's Agreement and Declaration of Trust and Bylaws. Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to Trustees, Officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a Trustee, Officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such Trustee, Officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31.    Business and Other Connections of Adviser.

            The descriptions of AllianceBernstein L.P. under the captions "Management of the Fund" in the Prospectus and in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein. The information as to the directors and executive officers of AllianceBernstein Corporation, the general partner of AllianceBernsetin L.P., set forth in AllianceBernstein L.P.'s Form ADV filed with the Securities and Exchange Commission on April 21, 1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference.

ITEM 32.    Principal Underwriters

      (a) AllianceBernstein Investments, Inc., ("ABI") the Registrant's Principal Underwriter in connection with the sale of shares of the Registrant. ABI is the Principal Underwriter or Distributor for the following investment companies:


            AllianceBernstein Blended Style Series, Inc.
            AllianceBernstein Bond Fund, Inc.
            AllianceBernstein Cap Fund, Inc.
            AllianceBernstein Core Opportunities Fund, Inc.
            AllianceBernstein Corporate Shares
            AllianceBernstein Discovery Growth Fund, Inc.
            AllianceBernstein Equity Income Fund, Inc.
            AllianceBernstein Exchange Reserves
            AllianceBernstein Fixed-Income Shares, Inc.
            AllianceBernstein Global Bond Fund, Inc.
            AllianceBernstein Global Real Estate Investment Fund, Inc. AllianceBernstein Global Risk Allocation Fund, Inc.
            AllianceBernstein Global Thematic Growth Fund, Inc.
            AllianceBernstein Growth and Income Fund, Inc.
            AllianceBernstein High Income Fund, Inc.
            AllianceBernstein Institutional Funds, Inc.
            AllianceBernstein Intermediate California Municipal Portfolio(1) AllianceBernstein Intermediate Diversified Municipal Portfolio(1) AllianceBernstein Intermediate New York Municipal Portfolio(1) AllianceBernstein International Portfolio(1)
            AllianceBernstein International Growth Fund, Inc.
            AllianceBernstein Large Cap Growth Fund, Inc.
            AllianceBernstein Municipal Income Fund, Inc.
            AllianceBernstein Municipal Income Fund II
            AllianceBernstein Short Duration Portfolio(1)
            AllianceBernstein Tax-Managed International Portfolio(1) AllianceBernstein Trust
            AllianceBernstein Unconstrained Bond Fund, Inc.
            AllianceBernstein Variable Products Series Fund, Inc.
            Sanford C. Bernstein Fund II, Inc.
            The AllianceBernstein Portfolios


-----------------
(1) This is a retail Portfolio of Sanford C. Bernstein Fund, Inc. which consists of Classes A, B and C Shares.

      (b) The following are the Directors and Officers of AllianceBernstein Investments, Inc., the principal place of business of which is 1345 Avenue of the Americas, New York, New York 10105.


                            POSITIONS AND                POSITIONS AND
NAME                        OFFICES WITH UNDERWRITER     OFFICES WITH REGISTRANT
----                       -------------------------    ------------------------

Directors
---------

Robert M. Keith             Director and President       President and Chief
                                                         Executive Officer

Mark R. Manley              Director and Secretary

Officers
--------

Emilie D. Wrapp             Senior Vice President,       Clerk
                            Assistant General Counsel
                            and Assistant Secretary

Laurence H. Bertan          Senior Vice President and
                            Assistant Secretary

Peter G. Callahan           Senior Vice President

Kevin T. Cannon             Senior Vice President

Russell R. Corby            Senior Vice President

John W. Cronin              Senior Vice President

John C. Endahl              Senior Vice President

Adam E. Engelhardt          Senior Vice President

John Edward English         Senior Vice President

Daniel Ennis                Senior Vice President

Edward J. Farrell           Senior Vice President and
                            Controller

Mark A. Gessner             Senior Vice President

Kenneth L. Haman            Senior Vice President

Michael S. Hart             Senior Vice President

Joseph P. Healy             Senior Vice President

Harold Hughes               Senior Vice President

Scott Hutton                Senior Vice President

Ajai M. Kaul                Senior Vice President

Hiroshi Kimura              Senior Vice President

Georg Kyd-Rebenburg         Senior Vice President

Eric L. Levinson            Senior Vice President

James M. Liptrot            Senior Vice President and
                            Assistant Controller

William Marsalise           Senior Vice President

Joanna D. Murray            Senior Vice President

Daniel A. Notto             Senior Vice President,
                            Counsel
                            and Assistant Secretary

John J. O'Connor            Senior Vice President

Suchet Padhye (Pandurang)   Senior Vice President

Guy Prochilo                Senior Vice President

John D. Prosperi            Senior Vice President

Miguel A. Rozensztroch      Senior Vice President

Stephen C. Scanlon          Senior Vice President

John P. Schmidt             Senior Vice President

Elizabeth M. Smith          Senior Vice President

Peter J. Szabo              Senior Vice President

Joseph T. Tocyloski         Senior Vice President

Christian G. Wilson         Senior Vice President

Derek Yung                  Senior Vice President

Aimee K. Alati              Vice President

Constantin L. Andreae       Vice President

DeAnna D. Beedy             Vice President

Christopher M. Berenbroick  Vice President

Chris Boeker                Vice President

Brandon W. Born             Vice President

James J. Bracken            Vice President

Robert A. Brazofsky         Vice President

Richard A. Brink            Vice President

Shaun D. Bromley            Vice President

Brian Buehring              Vice President

Michael A. Capella          Vice President

Laura A. Channell           Vice President

Mikhail Cheskis             Vice President

Nelson Kin Hung Chow        Vice President

Flora Chuang                Vice President

Peter T. Collins            Vice President

Dwight P. Cornell           Vice President

Robert A. Craft             Vice President

Silvio Cruz                 Vice President

Kevin M. Dausch             Vice President

Giuliano De Marchi          Vice President

Christine M. Dehil          Vice President

Marc J. Della Pia           Vice President

Patrick R. Denis            Vice President

Ralph A. DiMeglio           Vice President

Joseph T. Dominguez         Vice President

Barbara Anne Donovan        Vice President

Robert Dryzgula             Vice President

Arend J. Elston             Vice President

Gregory M. Erwinski         Vice President

Michael J. Ferraro          Vice President

Andrew H. Fischer           Vice President

Susan A. Flanagan           Vice President

Robert K. Forrester         Vice President

Yuko Funato                 Vice President

Kevin T. Gang               Vice President

Mark C. Glatley             Vice President

Stefanie M. Gonzalez        Vice President

Kimberly A. Collins Gorab   Vice President

Tetsuya Hada                Vice President

Brian P. Hanna              Vice President

Kenneth Handler             Vice President

Terry L. Harris             Vice President

Olivier Herson              Vice President

Lia A. Horii                Vice President

Eric S. Indovina            Vice President

Tina Kao                    Vice President

Jang Joong Kim              Vice President

Scott M. Krauthamer         Vice President

Stephen J. Laffey           Vice President and           Assistant Clerk
                            Counsel

Edward G. Lamsback          Vice President

Christopher J. Larkin       Vice President

Chang Hyun Lee              Vice President

Ginnie Li                   Vice President

Jonathan M. Liang           Vice President

Karen (Yeow Ping) Lim       Vice President

Darren L. Luckfield         Vice President

Robert A. Mancini           Vice President

Todd Mann                   Vice President

Silvia Manz                 Vice President

Russell B. Martin           Vice President

Nicola Meotti               Vice President

Yuji Mihashi                Vice President

David Mitchell              Vice President

Thomas F. Monnerat          Vice President

Paul S. Moyer               Vice President

Juan Mujica                 Vice President

Jennifer A. Mulhall         Vice President

John F. Multhauf            Vice President

Robert D. Nelms             Vice President

Jamie A. Nieradka           Vice President

Alex E. Pady                Vice President

David D. Paich              Vice President

Kimchu Perrington           Vice President

Leo J. Peters IV            Vice President

Jared M. Piche              Vice President

Jeffrey Pietragallo         Vice President

Joseph J. Proscia           Vice President

Damien Ramondo              Vice President

Carol H. Rappa              Vice President

Jessie A. Reich             Vice President

Lauryn A. Rivello           Vice President

Patricia A. Roberts         Vice President

Jennifer R. Rolf            Vice President

Claudio Rondolini           Vice President

Gregory M. Rosta            Vice President and
                            Assistant Secretary

Kristin M. Seabold          Vice President

Karen Sirett                Vice President

John F. Skahan              Vice President

Orlando Soler               Vice President

Chang Min Song              Vice President

Daniel L. Stack             Vice President

Jason P. Stevens            Vice President

Peter Stiefel               Vice President

Sharon Su                   Vice President

Atsuko Takeuchi             Vice President

Scott M. Tatum              Vice President

Laura L. Tocchet            Vice President

Louis L. Tousignant         Vice President

Ming (Ming Kai) Tung        Vice President

Christian B. Verlingo       Vice President

Wendy Weng                  Vice President

Stephen M. Woetzel          Vice President

Chapman Tsan Man Wong       Vice President

Joanna Wong (Chun-Yen)      Vice President

Yoshinari Yagi              Vice President

Isabelle (Hsin-I) Yen       Vice President

Oscar Zarazua               Vice President

Martin J. Zayac             Vice President

Steven D. Barbesh           Assistant Vice President

Corey S. Beckerman          Assistant Vice President

Claudio Roberto Bello       Assistant Vice President

Roy C. Bentzen              Assistant Vice President

James M. Broderick          Assistant Vice President

Christopher J. Carrelha     Assistant Vice President

Daisy (Sze Kie) Chung       Assistant Vice President

Francesca Dattola           Assistant Vice President

Robert A. Fiorentino        Assistant Vice President

Friederike Grote            Assistant Vice President

Joseph Haag                 Assistant Vice President

Brian M. Horvath            Assistant Vice President

Sylvia Hsu                  Assistant Vice President

Isabelle Husson             Assistant Vice President

Joseph D. Kearney           Assistant Vice President

Charlie Kim                 Assistant Vice President

Junko Kimura                Assistant Vice President

Aaron S. Kravitz            Assistant Vice President

Jim Liu                     Assistant Vice President

Mark J. Maier               Assistant Vice President

Matthew J. Malvey           Assistant Vice President

Rachel A. Moon              Assistant Vice President

Nora E. Murphy              Assistant Vice President

Charissa A. Pal             Assistant Vice President

Julie A. Parker             Assistant Vice President

Brian W. Paulson            Assistant Vice President

Pablo Perez                 Assistant Vice President

Anthony W. Piccola          Assistant Vice President

Tricia L. Psychas           Assistant Vice President

Mark A. Quarno              Assistant Vice President

Jennifer B. Robinson        Assistant Vice President

Richard A. Schwam           Assistant Vice President

Nicholas A. Semko           Assistant Vice President

Michael J. Shavel           Assistant Vice President

Chizu Soga                  Assistant Vice President

Michiyo Tanaka              Assistant Vice President

Miyako Taniguchi            Assistant Vice President

Laurence Vandecasteele      Assistant Vice President

Annabelle C. Watson         Assistant Vice President

Jeffrey Western             Assistant Vice President

William Wielgolewski        Assistant Vice President

Colin T. Burke              Assistant Secretary


            (c)   Not Applicable.

ITEM 33.    Location of Accounts and Records.

            The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of AllianceBernstein Investor Services, Inc., 500 Plaza Drive, Secaucus, New Jersey 07094 and at the offices of State Street Bank and Trust Company, the Registrant's custodian, One Lincoln Street, Boston, Massachusetts 02111. All other records so required to be maintained are maintained at the offices of AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105.

ITEM 34.    Management Services.

            Not applicable.

ITEM 35.    Undertakings.

            Not applicable.

                              ********************

            A copy of the Agreement and Declaration of Trust of The AllianceBernstein Pooling Portfolios (the "Trust") is on file with the Secretary of The Commonwealth of Massachusetts and notice is hereby given that this Registration Statement has been executed on behalf of the Trust by an officer of the Trust as an officer and by its Trustees as trustees and not individually and the obligations of or arising out of this Registration Statement are not binding upon any of the Trustees, officers and shareholders individually but are binding only upon the assets and property of the Trust.

                                   SIGNATURES


            Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York and the State of New York on the 28th day of December 2012.


                                        THE ALLIANCEBERNSTEIN POOLING PORTFOLIOS

                                        By: Robert M. Keith*
                                            -----------------
                                            Robert M. Keith
                                            President


            Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 19 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


SIGNATURE                        TITLE                     DATE
---------                        -----                     ----



1)    PRINCIPAL EXECUTIVE
      OFFICER:


Robert M. Keith*                 President and Chief       December 28, 2012
---------------                  Executive Officer
Robert M. Keith


2)    PRINCIPAL FINANCIAL AND
      ACCOUNTING OFFICER:

/s/ Joseph J. Mantineo           Treasurer and Chief       December 28, 2012
------------------------         Financial Officer
    Joseph J. Mantineo


ALL OF THE TRUSTEES:

      John H. Dobkin*
      Michael J. Downey*
      William H. Foulk, Jr.*
      D. James Guzy*
      Nancy P. Jacklin*
      Robert M. Keith*
      Garry L. Moody*
      Marshall C. Turner, Jr*.
      Earl D. Weiner*


*By:  /s/ Stephen J. Laffey                                December 28, 2012
      ---------------------
           Stephen J. Laffey
           (Attorney-in-fact)

                               Index To Exhibits
                              ------------------

Exhibit No.         Description of Exhibits
-----------         ------------------------


(i)                 Opinion and Consent of Seward & Kissel LLP

(j)                 Consent of Independent Auditor